SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                  RELATING THE POOLING AND SERVICING AGREEMENT

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 2006

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
             (Exact name of registrant as specified in its charter)


          DELAWARE                    333-115122                 30-0183252
------------------------------   --------------------   ------------------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

383 MADISON AVENUE                                              10179
NEW YORK, NEW YORK
------------------------------                          ------------------------
(Address of Principal                                         (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of February 1, 2006, among Bear Stearns Asset Backed Securities Inc., as depositor, Wells Fargo Bank National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC



By: /s/ Baron Silverstein
-------------------------
Name: Baron Silverstein
Title:   Vice President

Dated:  April 12, 2006

                                  EXHIBIT INDEX


Exhibit       Item 601 (a) of       Sequentially                      Page
Number        Regulation S-K        Numbered
-------       Exhibit No.           Description
              -----------------     ------------------------------    ----

1             4                     Pooling and Servicing Agreement     4

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC,

                                   DEPOSITOR,

                           JPMORGAN CHASE BANK, N.A.,

                                    TRUSTEE,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                                MASTER SERVICER,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                            SECURITIES ADMINISTRATOR,

                                       and

                            EMC MORTGAGE CORPORATION

                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 1, 2006

             Structured Asset Mortgage Investments II Trust 2006-AR1
                       Mortgage Pass-Through Certificates

                                 Series 2006-AR1

                                                 TABLE OF CONTENTS

                                                                                                               PAGE


Article I Definitions............................................................................................2
         Section 1.01.     Definitions...........................................................................2
         Section 1.02.     Calculation of LIBOR.................................................................42

Article II Conveyance of Mortgage Loans; Original Issuance of Certificates......................................44
         Section 2.01.     Conveyance of Mortgage Loans to Trustee..............................................44
         Section 2.02.     Acceptance of Trust Fund by Trustee..................................................46
         Section 2.03.     Assignment of Interest in the Mortgage Loan Purchase Agreement.......................48
         Section 2.04.     Substitution of Mortgage Loans.......................................................49
         Section 2.05.     Issuance of Certificates.............................................................51
         Section 2.06.     Representations and Warranties Concerning the Depositor..............................51
         Section 2.07.     Covenants of the Master Servicer.....................................................52
         Section 2.08.     Purposes and Powers of the Trust.....................................................53

Article III Administration and Servicing of Mortgage Loans......................................................54
         Section 3.01.     Master Servicer......................................................................54
         Section 3.02.     REMIC-Related Covenants..............................................................55
         Section 3.03.     Monitoring of the Servicers..........................................................55
         Section 3.04.     Fidelity Bond........................................................................56
         Section 3.05.     Power to Act; Procedures.............................................................56
         Section 3.06.     Due-on-Sale Clauses; Assumption Agreements...........................................57
         Section 3.07.     Release of Mortgage Files............................................................57
         Section 3.08.     Documents, Records and Funds in Possession of Master Servicer To Be
                           Held for Trustee.....................................................................59
         Section 3.09.     Standard Hazard Insurance and Flood Insurance Policies...............................59
         Section 3.10.     Presentment of Claims and Collection of Proceeds.....................................60
         Section 3.11.     Maintenance of the Primary Mortgage Insurance Policies...............................60
         Section 3.12.     Trustee to Retain Possession of Certain Insurance Policies
                           and Documents........................................................................61
         Section 3.13.     Realization Upon Defaulted Mortgage Loans............................................61
         Section 3.14.     Compensation for the Servicers and the Master Servicer...............................61
         Section 3.15.     REO Property.........................................................................61
         Section 3.16.     Annual Statement as to Compliance....................................................62
         Section 3.17.     Assessments of Compliance and Attestation Records....................................63
         Section 3.18.     Reports Filed with Securities and Exchange Commission................................64
         Section 3.19.     EMC..................................................................................72
         Section 3.20.     UCC..................................................................................72
         Section 3.21.     Optional Purchase of Defaulted Mortgage Loans........................................72
         Section 3.22.     [RESERVED]...........................................................................72
         Section 3.23.     Intention of the Parties and Interpretation..........................................72

Article IV Accounts.............................................................................................74
         Section 4.01.     Protected Accounts...................................................................74

                                                         i

         Section 4.02.     Distribution Account.................................................................76
         Section 4.03.     Permitted Withdrawals and Transfers from the Distribution Account....................76
         Section 4.04.     Basis Risk Reserve Fund..............................................................78
         Section 4.05.     The Reserve Fund and the Cap Contracts...............................................80
         Section 4.06.     Final Maturity Reserve Account.......................................................81

Article V Certificates..........................................................................................84
         Section 5.01.     Certificates.........................................................................84
         Section 5.02.     Registration of Transfer and Exchange of Certificates................................95
         Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates....................................98
         Section 5.04.     Persons Deemed Owners................................................................99
         Section 5.05.     Transfer Restrictions on Residual Certificates.......................................99
         Section 5.06.     Restrictions on Transferability of Certificates.....................................100
         Section 5.07.     ERISA Restrictions..................................................................100
         Section 5.08.     Rule 144A Information...............................................................102
         Section 5.09.     Appointment of Paying Agent and Certificate Registrar...............................102

Article VI Payments to Certificateholders......................................................................103
         Section 6.01.     Distributions on the Certificates...................................................103
         Section 6.02.     Allocation of Losses and Subsequent Recoveries......................................109
         Section 6.03.     Payments............................................................................110
         Section 6.04.     Statements to Certificateholders....................................................110
         Section 6.05.     Monthly Advances....................................................................114
         Section 6.06.     Compensating Interest Payments......................................................114

Article VII The Master Servicer................................................................................115
         Section 7.01.     Liabilities of the Master Servicer..................................................115
         Section 7.02.     Merger or Consolidation of the Master Servicer......................................115
         Section 7.03.     Indemnification of the Trustee, the Custodian and the Securities Administrator......115
         Section 7.04.     Limitations on Liability of the Master Servicer and Others..........................116
         Section 7.05.     Master Servicer Not to Resign.......................................................117
         Section 7.06.     Successor Master Servicer...........................................................117
         Section 7.07.     Sale and Assignment of Master Servicing.............................................118

Article VIII Default...........................................................................................119
         Section 8.01.     "Event of Default"..................................................................119
         Section 8.02.     Trustee to Act; Appointment of Successor............................................121
         Section 8.03.     Notification to Certificateholders..................................................122
         Section 8.04.     Waiver of Defaults..................................................................122
         Section 8.05.     List of Certificateholders..........................................................122

Article IX Concerning the Trustee and the Securities Administrator.............................................123
         Section 9.01.     Duties of Trustee...................................................................123
         Section 9.02.     Certain Matters Affecting the Trustee and the Securities Administrator..............125
         Section 9.03.     Trustee and Securities Administrator Not Liable for Certificates or
                           Mortgage Loans......................................................................127

                                                        ii

         Section 9.04.     Trustee and Securities Administrator May Own Certificates...........................128
         Section 9.05.     Trustee's and Securities Administrator's Fees and Expenses..........................128
         Section 9.06.     Eligibility Requirements for Trustee, Paying Agent and Securities Administrator.....128
         Section 9.07.     Insurance...........................................................................129
         Section 9.08.     Resignation and Removal of the Trustee and Securities Administrator.................129
         Section 9.09.     Successor Trustee, Paying Agent and Successor Securities
                           Administrator.......................................................................130
         Section 9.10.     Merger or Consolidation of Trustee, Paying Agent or Securities
                           Administrator.......................................................................131
         Section 9.11.     Appointment of Co-Trustee or Separate Trustee.......................................131
         Section 9.12.     Federal Information Returns and Reports to Certificateholders; REMIC
                           Administration; Grantor Trust Administration........................................132

Article X Termination..........................................................................................136
         Section 10.01.    Termination Upon Repurchase by the Depositor or its Designee or
                           Liquidation of the Mortgage Loans...................................................136
         Section 10.02.    Additional Termination Requirements.................................................138

Article XI Miscellaneous Provisions............................................................................140
         Section 11.01.    Intent of Parties...................................................................140
         Section 11.02.    Amendment...........................................................................140
         Section 11.03.    Recordation of Agreement............................................................142
         Section 11.04.    Limitation on Rights of Certificateholders..........................................142
         Section 11.05.    Acts of Certificateholders..........................................................143
         Section 11.06.    Governing Law.......................................................................144
         Section 11.07.    Notices.............................................................................144
         Section 11.08.    Severability of Provisions..........................................................144
         Section 11.09.    Successors and Assigns..............................................................145
         Section 11.10.    Article and Section Headings........................................................145
         Section 11.11.    Counterparts........................................................................145
         Section 11.12.    Notice to Rating Agencies...........................................................145

EXHIBITS

Exhibit A-1  -    Form of Class A Certificates
Exhibit A-2  -    Form of Class B Certificates
Exhibit A-3  -    Form of Class R Certificates
Exhibit A-4  -    Form of Class B-IO Certificates
Exhibit A-5  -    Form of Interest-Only Certificates
Exhibit A-6  -    Form of Class XP Certificates
Exhibit B    -    Mortgage Loan Schedule, identified by Sub-Group
Exhibit C    -    [Reserved]
Exhibit D    -    Request for Release of Documents
Exhibit E    -    Form of Affidavit pursuant to Section 860E(e)(4)
Exhibit F-1  -    Form of Investment Letter
Exhibit F-2  -    Form of Rule 144A and Related Matters Certificate
Exhibit G    -    Form of Custodial Agreement
Exhibit H-1  -    Countrywide Servicing Agreement
Exhibit H-2  -    EMC Servicing Agreement
Exhibit I    -    Assignment Agreements with respect to the Countrywide
                  Servicing Agreement and the EMC Servicing Agreement
Exhibit J    -    Mortgage Loan Purchase Agreement
Exhibit K    -    Form of Trustee Limited Power of Attorney
Exhibit L    -    Servicing Criteria to be Addressed in Assessment of Compliance
Exhibit M    -    Form of Back-Up Certification
Exhibit N    -    Form of Cap Contracts
Exhibit O    -    From 10-D, Form 8-K and Form 10-K Reporting Responsibility
Exhibit P    -    Additional Disclosure Information
Exhibit R    -    Additional Disclosure Notice



SCHEDULES

Schedule A   -    Schedule of Strike Prices and Projected Principal Balances
                  Cap Contracts)
Schedule B   -    [Reserved]
Schedule C   -    Coupon Strip Reserve Account Schedule

                         POOLING AND SERVICING AGREEMENT

         Pooling and Servicing Agreement, dated as of February 1, 2006, among Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, as depositor (the "Depositor"), JPMorgan Chase Bank, N.A., a banking association organized under the laws of the United States of America, not in its individual capacity but solely as trustee (the "Trustee"), Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), and EMC Mortgage Corporation ("EMC").

                              PRELIMINARY STATEMENT

         On or prior to the Closing Date, the Depositor has acquired the Mortgage Loans from EMC. On the Closing Date, the Depositor will sell the Mortgage Loans and certain other property to the Trust Fund and receive in consideration therefor Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

         The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC I to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC I Regular Interests will be designated "regular interests" in such REMIC and the Class R-I Certificate will be designated the "residual interests" in such REMIC.

         The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC II to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC II Regular Certificates will be designated "regular interests" in such REMIC and the Class R-II Certificate will be designated the "residual interests" in such REMIC.

         The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC III to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC III Regular Certificates will be designated "regular interests" in such REMIC and the Class R-III Certificate will be designated the "residual interests" in such REMIC.

         The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC IV to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC IV Regular Certificates will be designated "regular interests" in such REMIC and the Class R-IV Certificate will be designated the "residual interests" in such REMIC.

         The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC V to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC V Regular Certificates will be designated "regular interests" in such REMIC and the Class R-V Certificate will be designated the "residual interests" in such REMIC.

         The aggregate Outstanding Principal Balance of the Mortgage Loans as of the Cut-off Date, after application of scheduled payments due whether or not received, is approximately $1,413,394,201.

         In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator, EMC and the Trustee agree as follows:

                                    Article I
                                   Definitions

         Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article.

         Accepted Master Servicing Practices: With respect to any Mortgage Loan, as applicable, those customary mortgage master servicing practices of prudent institutions that master service mortgage loans of the same type and quality as such mortgage loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer).

         Account: The Distribution Account, the Basis Risk Reserve Fund, the Reserve Fund, the Protected Accounts or the Class XP Reserve Account, as the context may require.

         Actual Monthly Payments: For any Mortgage Loan and each Due Period, the actual monthly payments of principal and interest received during such month on such Mortgage Loan.

         Additional Form 10-D Disclosure:  As defined in Section 3.18.

         Additional Form 10-K Disclosure:  As defined in Section 3.18.

         Additional Disclosure Notice:  As defined in Section 3.18.

         Adjustable Rate Certificates: The Offered Certificates (other than the Interest-Only Certificates and the Grantor Trust Certificates), together with the Class 3A-2B Certificates.

         Adjusted Rate Cap: With respect to each Distribution Date and the related Due Period, the sum of (1) scheduled Monthly Payments owed on the Mortgage Loans for such Due Period less the related Servicing Fees and (2) the Actual Monthly Payments received in excess of the scheduled Monthly Payments, expressed as a per annum rate reflecting the accrual of interest on an actual/360 basis.

         Affiliate: As to any Person, any other Person controlling, controlled by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Trustee has actual knowledge to the contrary.

         Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto made in accordance with the terms herein.

         Applicable Credit Rating: For any long-term deposit or security, a credit rating of AAA in the case of S&P and Aaa in the case of Moody's (or with respect to investments in money market funds, a credit rating of "AAAm" or "AAAm-G", in the case of S&P, and the highest rating given by Moody's for money market funds, in the case of Moody's). For any short-term deposit or security, a rating of A-l+ in the case of S&P and P-1 in the case of Moody's.

         Applicable State Law: For purposes of Section 9.12(d), the Applicable State Law shall be (a) the law of the State of New York and (b) such other state law whose applicability shall have been brought to the attention of the Securities Administrator and the Trustee by either (i) an Opinion of Counsel reasonably acceptable to the Securities Administrator and the Trustee delivered to it by the Master Servicer or the Depositor, or (ii) written notice from the appropriate taxing authority as to the applicability of such state law.

         Applied Realized Loss Amount: With respect to any Class of Offered Certificates (other than the Interest-Only Certificates and the Grantor Trust Certificates) and as to any Distribution Date, the sum of the Realized Losses with respect to the Mortgage Loans which have been applied in reduction of the Certificate Principal Balance of such Class of Certificates pursuant to this Agreement, in an amount equal to the amount, if any, by which (i) the aggregate Certificate Principal Balance of all of the Certificates (after all distributions of principal on such Distribution Date) exceeds (ii) the aggregate Scheduled Principal Balance of all of the Mortgage Loans for such Distribution Date. The Applied Realized Loss Amount shall be allocated first to the Class B-7 Certificates, and then to the Class B-6 Certificates, and then to the Class B-5 Certificates, and then to the Class B-4 Certificates, and then to the Class B-3 Certificates, and then to the Class B-2 Certificates and then to the Class B-1 Certificates (so long as their respective Certificate Principal Balances have not been reduced to zero). Thereafter, Realized Losses in respect of Sub-Loan Group 1 shall be allocated to the Class 1A-3 Certificates, Class 1A-2 Certificates and Class 1A-1 Certificates, sequentially, in that order; Realized Losses in respect of Sub-Loan Group 2 shall be allocated to the Class 2A-3 Certificates, Class 2A-2 Certificates and Class 2A-1 Certificates, sequentially, in that order; and Realized Losses in respect of Sub-Loan Group 3 shall be allocated first to the Class 3A-3 Certificates, then to the Class 3A-2A Certificates and the Class 3A-2B Certificates, pro rata, and then to the Class 3A-1 Certificates, sequentially, in that order, in each case until the Certificate Principal Balance of each such Class has been reduced to zero.

         Appraised Value: With respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the related Mortgaged Property based upon the appraisal made at the time of such refinancing or, with respect to any other Mortgage Loan, the amount set forth as the appraised value of the related Mortgaged Property in an appraisal made for the mortgage originator in connection with its origination of the related Mortgage Loan.

         Assessment of Compliance:  As defined in Section 3.17.

         Assignment Agreements: The Assignment, Assumption and Recognition Agreements attached hereto as Exhibit I, whereby the related Assigned Loans (in each case, as defined therein), the Countrywide Servicing Agreement and the EMC Servicing Agreement were assigned to the Trustee for the benefit of the Certificateholders.

         Assumed Final Distribution Date: February 25, 2036, or if such day is not a Business Day, then the next succeeding Business Day.

         Attestation Report:  As defined in Section 3.17.

         Attesting Party:  As defined in Section 3.17.

         Available Funds: With respect to any Distribution Date, an amount equal to the aggregate of the following amounts with respect to the Mortgage Loans:
(a) all previously undistributed payments on account of principal collections on the Mortgage Loans (including the principal portion of Scheduled Payments, Principal Prepayments (exclusive of any Prepayment Charges) and the principal amount of Net Liquidation Proceeds and Subsequent Recoveries on the Mortgage Loans) and all previously undistributed payments on account of interest collections on the Mortgage Loans received after the Cut-off Date and on or prior to the related Determination Date, (b) any Monthly Advances and Compensating Interest Payments by the related Servicer or the Master Servicer (or by the Trustee, as successor master servicer) with respect to the Mortgage Loans and such Distribution Date, (c) any other miscellaneous amounts remitted by the Master Servicer or the related Servicer pursuant to the related Servicing Agreement, (d) any amounts deposited into the Distribution Account from the Reserve Fund and Basis Risk Reserve Fund pursuant to this Agreement, and (e) any amount reimbursed by the Master Servicer for such Distribution Date in connection with losses on certain eligible investments, except:

                           (i) all payments that were due on or before the
                  Cut-off Date with respect to the Mortgage Loans;

                           (ii) all Principal Prepayments and Liquidation
                  Proceeds received after the applicable Prepayment Period;

                           (iii) all payments, other than Principal Prepayments,
                  that represent early receipt of Scheduled Payments due on a date or dates subsequent to the related Due Date;

                           (iv) amounts received on particular Mortgage Loans as
                  late payments of principal or interest and respecting which, and to the extent that, there are any unreimbursed Monthly Advances;

                           (v) amounts representing Monthly Advances determined
                  to be Nonrecoverable Advances; and

                           (vi) any investment earnings on amounts on deposit in
                  the Distribution Account, the Reserve Fund, the Basis Risk Reserve Fund, and amounts permitted to be withdrawn (other than as a distribution of principal, interest or Basis Risk Shortfall Amounts or Cap Contract Payment Amounts on the related Certificates) from the Distribution Account, the Basis Risk Reserve Fund and the Reserve Fund, and amounts to pay the Servicing Fees or to reimburse any Servicer, the Securities Administrator, the Trustee, the Custodian or the Master Servicer for fees and reimbursable expenses as are due under the applicable Servicing Agreement, this Agreement or the Custodial Agreement and that have not been retained by or paid to such Servicer, the Securities Administrator, the Trustee, the Custodian or the Master Servicer.

         Back-Up Certification:  As defined in Section 3.18(a)(iv).

         Bankruptcy Code: The United States Bankruptcy Code, as amended, as codified in 11 U.S.C. ss.ss.101-1330.

         Bankruptcy Loss: With respect to any Mortgage Loan, any Deficient Valuation or Debt Service Reduction related to such Mortgage Loan as reported by the applicable Servicer to the Master Servicer.

         Basis Risk Reserve Fund: The reserve fund established and maintained by the Securities Administrator pursuant to Section 4.04.

         Basis Risk Shortfall: If on a Distribution Date the Pass-Through Rate for a Class of Adjustable Rate Certificates is based upon the applicable Net Rate Cap, the excess, if any, of:

         1. the amount of the Current Interest that such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Though Rate been calculated at a per annum rate equal to the lesser of (i) One-Month LIBOR plus the related Margin for such Distribution Date and (ii) 10.50% per annum, over

         2. the amount of the Current Interest on such Class calculated using a Pass-Though Rate equal to the applicable Net Rate Cap for such Distribution Date.

         Basis Risk Shortfall Carry Forward Amount: With respect to any Distribution Date and each Class of Adjustable Rate Certificates (other than the Grantor Trust Certificates), the sum of the Basis Risk Shortfall for such Distribution Date and the Basis Risk Shortfall for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the lesser of (i) One-Month LIBOR plus the related Margin for such Distribution Date and (ii) 10.50% per annum.

         Book-Entry Certificates: Initially, all the Offered Certificates other than the Class 3A-2B Certificates, issued, maintained and transferred at DTC, Clearstream, Luxembourg or the Euroclear System.

         Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or the Federal Reserve is closed or on which banking institutions in New York City or in any of the jurisdictions in which the Trustee, the Master Servicer, any Servicer or the Securities Administrator is located are authorized or obligated by law or executive order to be closed.

         Cap Contract: Any one or more of the Interest Rate Corridor Letter Agreements, dated February 28, 2006, entered into by the Cap Contract Provider and the Trustee on behalf of the Trust and relating to one or more of the Adjustable Rate Certificates.

         Cap Contract Payment Amount: With respect to any Distribution Date and a Cap Contract, the amounts received from such Cap Contract, if any, on such Distribution Date.

         Cap Contract Provider:  Bear Stearns Financial Products Inc.

         Certificate: Any mortgage pass-through certificate evidencing a beneficial ownership interest in the Trust Fund signed by the Trustee and countersigned by the Certificate Registrar in substantially the form annexed hereto as Exhibits A-1, A-2, A-3, A-4, A-5 or A-6, as applicable, with the blanks therein appropriately completed.

         Certificate Principal Balance: With respect to any Class of Certificate (other than an Interest-Only Certificate, a Class B-IO Certificate or a Residual Certificate) as of any Distribution Date, the initial principal amount of such Certificate, plus the amount of any related Net Deferred Interest allocated thereto on such Distribution Date and on any previous Distribution Dates, plus any Subsequent Recoveries added to the Certificate Principal Balance thereof pursuant to Section 6.02 hereof, minus the sum of (i) all amounts previously distributed on such Certificate with respect to principal and (ii) any Applied Realized Loss Amounts allocated to such Certificate on previous Distribution Dates. With respect to any such Class of Certificates, the Certificate Principal Balance thereof will equal the sum of the Certificate Principal Balances of all Certificates in such Class.

         Certificate Owner: Any Person who is the beneficial owner of a Certificate registered in the name of the Depository or its nominee.

         Certificate Register: The register maintained pursuant to Section 5.02.

         Certificate Registrar: The Securities Administrator or any successor certificate registrar appointed hereunder.

         Certificate Registrar Office: The office of the Certificate Registrar located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479,
Attention: SAMI II Series 2006-AR1.

         Certificateholder:  A Holder of a Certificate.

         Certification Parties:  As defined in Section 3.18(a)(iv).

         Certifying Person:  As defined in Section 3.18(a)(iv).

         Class: With respect to the Certificates, 1-A1, 1A-2, 1A-3, 2A-1, 2A-2, 2A-3, 3A-1, 3A-2A, 3A-2B, 3A-3, 3X, B-1, B-2, B-3, B-4, B-5, B-6, B-7, B-IO, XP,
R-X and R.

         Class 1A Certificates: The Class 1A-1 Certificates, Class 1A-2 Certificates and Class 1A-3 Certificates.

         Class 2A Certificates: The Class 2A-1 Certificates, Class 2A-2 Certificates and Class 2A-3 Certificates.

         Class 3A Certificates: The Class 3A-1 Certificates, Class 3A-2A Certificates, Class 3A-2B Certificates and Class 3A-3 Certificates.

         Class A Certificates: The Class 1A Certificates, the Class 2A Certificates and the Class 3A Certificates.

         Class A Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the excess, if any, of:

         1. the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over

         2.       the excess of

                           (a) the aggregate Scheduled Principal Balance of the
                  Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period), over

                           (b) the aggregate Scheduled Principal Balance of the
                  Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in February 2012, 23.750% and (ii) on each Distribution Date on and after the Distribution Date in February 2012, 19.000%.

         Class B Certificates: The Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates, the Class B-6 Certificates and the Class B-7 Certificates.

         Class B-IO Distribution Amount: With respect to any Distribution Date, the amount allocable to the Class B-IO Certificates as provided in Section 5.01(c)(ii), note 4, for such Distribution Date and all prior Distribution Dates, less the aggregate of all amounts distributed (or deemed distributed in accordance with Section 6.01(a)) with respect to the Class B-IO Certificates on prior Distribution Dates. The Class B-IO Distribution Amount on any Distribution Date shall also include any amounts distributable to the Class B-IO Certificates on pursuant to Section 4.06 on such Distribution Date.

         Class B-1 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over

         2.       the excess of

                           (a) the aggregate Scheduled Principal Balance of the
                  Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over

                           (b) the sum of

                                    (1)     the aggregate Certificate Principal
                                            Balance of the Class A Certificates
                                            (after taking into account the
                                            payment of the

                                            Class A Principal Distribution
                                            Amount on such Distribution Date),
                                            and

                                    (2)     the aggregate Scheduled Principal
                                            Balance of the Mortgage Loans as of
                                            the last day of the related Due
                                            Period (after reduction for Realized
                                            Losses incurred during the related
                                            Prepayment Period) multiplied by (i)
                                            on each Distribution Date prior to
                                            the Distribution Date in February
                                            2012, 15.375% and (ii) on each
                                            Distribution Date on and after the
                                            Distribution Date in February 2012,
                                            12.700%.

         Class B-2 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over

         2.       the excess of

                           (a) the aggregate Scheduled Principal Balance of the
                  Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over

                           (b) the sum of

                                    (1)     the aggregate Certificate Principal
                                            Balance of the Class A Certificates
                                            (after taking into account the
                                            payment of the Class A Principal
                                            Distribution Amount on such
                                            Distribution Date),

                                    (2)     the Certificate Principal Balance of
                                            the Class B-1 Certificates (after
                                            taking into account the payment of
                                            the Class B-1 Principal Distribution
                                            Amount on such Distribution Date),
                                            and

                                    (3)     the aggregate Scheduled Principal
                                            Balance of the Mortgage Loans as of
                                            the last day of the related Due
                                            Period (after reduction for Realized
                                            Losses incurred during the related
                                            Prepayment Period) multiplied by (i)
                                            on each Distribution Date prior to
                                            the Distribution Date in February
                                            2012, 11.750% and (ii) on each
                                            Distribution Date on and after the
                                            Distribution Date in February 2012,
                                            9.400%.

         Class B-3 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over

         2.       the excess of

                           (a) the aggregate Scheduled Principal Balance of the
                  Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred the related Prepayment Period), over

                           (b) the sum of

                                    (1)     the aggregate Certificate Principal
                                            Balance of the Class A Certificates
                                            (after taking into account the
                                            payment of the Class A Principal
                                            Distribution Amount on such
                                            Distribution Date),

                                    (2)     the Certificate Principal Balance of
                                            the Class B-1 Certificates (after
                                            taking into account the payment of
                                            the Class B-1 Principal Distribution
                                            Amount on such Distribution Date),

                                    (3)     the Certificate Principal Balance of
                                            the Class B-2 Certificates (after
                                            taking into account the payment of
                                            the Class B-2 Principal Distribution
                                            Amount on such Distribution Date),
                                            and

                                    (4)     the aggregate Scheduled Principal
                                            Balance of the Mortgage Loans as of
                                            the last day of the related Due
                                            Period (after reduction for Realized
                                            Losses incurred during the related
                                            Prepayment Period) multiplied by (i)
                                            on each Distribution Date prior to
                                            the Distribution Date in February
                                            2012, 10.500% and (ii) on each
                                            Distribution Date on and after the
                                            Distribution Date in February 2012,
                                            8.400%.

         Class B-4 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date over

         2.       the excess of

                           (a) the aggregate Scheduled Principal Balance of the
                  Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over

                           (b) the sum of

                                    (1)     the aggregate Certificate Principal
                                            Balance of the Class A Certificates
                                            (after taking into account the
                                            payment of the

                                            Class A Principal Distribution
                                            Amount on such Distribution
                                            Date),

                                    (2)     the Certificate Principal Balance of
                                            the Class B-1 Certificates (after
                                            taking into account the payment of
                                            the Class B-1 Principal Distribution
                                            Amount on such Distribution Date),

                                    (3)     the Certificate Principal Balance of
                                            the Class B-2 Certificates (after
                                            taking into account the payment of
                                            the Class B-2 Principal Distribution
                                            Amount on such Distribution Date),

                                    (4)     the Certificate Principal Balance of
                                            the Class B-3 Certificates (after
                                            taking into account the payment of
                                            the Class B-3 Principal Distribution
                                            Amount on such Distribution Date),
                                            and

                                    (5)     the aggregate Scheduled Principal
                                            Balance of the Mortgage Loans as of
                                            the last day of the related Due
                                            Period (after reduction for Realized
                                            Losses incurred during the related
                                            Prepayment Period) multiplied by (i)
                                            on each Distribution Date prior to
                                            the Distribution Date in February
                                            2012, 7.500% and (ii) on each
                                            Distribution Date on and after the
                                            Distribution Date in February 2012,
                                            6.000%.

         Class B-5 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date over

         2.       the excess of

                           (a) the aggregate Scheduled Principal Balance of the
                  Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over

                           (b) the sum of

                                    (1)     the aggregate Certificate Principal
                                            Balance of the Class A Certificates
                                            (after taking into account the
                                            payment of the Class A Principal
                                            Distribution Amount on such
                                            Distribution Date),

                                    (2)     the Certificate Principal Balance of
                                            the Class B-1 Certificates (after
                                            taking into account the payment of
                                            the

                                            Class B-1 Principal Distribution
                                            Amount on such Distribution Date),

                                    (3)     the Certificate Principal Balance of
                                            the Class B-2 Certificates (after
                                            taking into account the payment of
                                            the Class B-2 Principal Distribution
                                            Amount on such Distribution Date),

                                    (4)     the Certificate Principal Balance of
                                            the Class B-3 Certificates (after
                                            taking into account the payment of
                                            the Class B-3 Principal Distribution
                                            Amount on such Distribution Date),

                                    (5)     the Certificate Principal Balance of
                                            the Class B-4 Certificates (after
                                            taking into account the payment of
                                            the Class B-4 Principal Distribution
                                            Amount on such Distribution Date),
                                            and

                                    (6)     the aggregate Scheduled Principal
                                            Balance of the Mortgage Loans as of
                                            the last day of the related Due
                                            Period (after reduction for Realized
                                            Losses incurred during the related
                                            Prepayment Period) multiplied by (i)
                                            on each Distribution Date prior to
                                            the Distribution Date in February
                                            2012, 6.500% and (ii) on each
                                            Distribution Date on and after the
                                            Distribution Date in February 2012,
                                            5.000%.

         Class B-6 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date over

         2.       the excess of

                           (a) the aggregate Scheduled Principal Balance of the
                  Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over

                           (b) the sum of

                                    (1)     the aggregate Certificate Principal
                                            Balance of the Class A Certificates
                                            (after taking into account the
                                            payment of the Class A Principal
                                            Distribution Amount on such
                                            Distribution Date),

                                    (2)     the Certificate Principal Balance of
                                            the Class B-1 Certificates (after
                                            taking into account the payment of
                                            the

                                            Class B-1 Principal Distribution
                                            Amount on such Distribution Date),

                                    (3)     the Certificate Principal Balance of
                                            the Class B-2 Certificates (after
                                            taking into account the payment of
                                            the Class B-2 Principal Distribution
                                            Amount on such Distribution Date),

                                    (4)     the Certificate Principal Balance of
                                            the Class B-3 Certificates (after
                                            taking into account the payment of
                                            the Class B-3 Principal Distribution
                                            Amount on such Distribution Date),

                                    (5)     the Certificate Principal Balance of
                                            the Class B-4 Certificates (after
                                            taking into account the payment of
                                            the Class B-4 Principal Distribution
                                            Amount on such Distribution Date),

                                    (6)     the Certificate Principal Balance of
                                            the Class B-5 Certificates (after
                                            taking into account the payment of
                                            the Class B-5 Principal Distribution
                                            Amount on such Distribution Date),

                                    (7)     the aggregate Scheduled Principal
                                            Balance of the Mortgage Loans as of
                                            the last day of the related Due
                                            Period (after reduction for Realized
                                            Losses incurred during the related
                                            Prepayment Period) multiplied by (i)
                                            on each Distribution Date prior to
                                            the Distribution Date in February
                                            2012, 3.750% and (ii) on each
                                            Distribution Date on and after the
                                            Distribution Date in February 2012,
                                            3.000%.

         Class B-7 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

         1. the Certificate Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date over

         2.       the excess of

                           (a) the aggregate Scheduled Principal Balance of the
                  Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over

                           (b) the sum of

                                    (1)     the aggregate Certificate Principal
                                            Balance of the Class A Certificates
                                            (after taking into account the
                                            payment of the

                                            Class A Principal Distribution
                                            Amount on such Distribution
                                            Date),

                                    (2)     the Certificate Principal Balance of
                                            the Class B-1 Certificates (after
                                            taking into account the payment of
                                            the Class B-1 Principal Distribution
                                            Amount on such Distribution Date),

                                    (3)     the Certificate Principal Balance of
                                            the Class B-2 Certificates (after
                                            taking into account the payment of
                                            the Class B-2 Principal Distribution
                                            Amount on such Distribution Date),

                                    (4)     the Certificate Principal Balance of
                                            the Class B-3 Certificates (after
                                            taking into account the payment of
                                            the Class B-3 Principal Distribution
                                            Amount on such Distribution Date),

                                    (5)     the Certificate Principal Balance of
                                            the Class B-4 Certificates (after
                                            taking into account the payment of
                                            the Class B-4 Principal Distribution
                                            Amount on such Distribution Date),

                                    (6)     the Certificate Principal Balance of
                                            the Class B-5 Certificates (after
                                            taking into account the payment of
                                            the Class B-5 Principal Distribution
                                            Amount on such Distribution Date),

                                    (7)     the Certificate Principal Balance of
                                            the Class B-6 Certificates (after
                                            taking into account the payment of
                                            the Class B-6 Principal Distribution
                                            Amount on such Distribution Date),
                                            and

                                    (8)     the aggregate Scheduled Principal
                                            Balance of the Mortgage Loans as of
                                            the last day of the related Due
                                            Period (after reduction for Realized
                                            Losses incurred during the related
                                            Prepayment Period) multiplied by (i)
                                            on each Distribution Date prior to
                                            the Distribution Date in February
                                            2012, 2.500% and (ii) on each
                                            Distribution Date on and after the
                                            Distribution Date in February 2012,
                                            2.000%.

         Class R Certificate: The Class R Certificates, representing a collective interest in the Class R-I, Class R-II, Class R-III, Class R-IV and Class R-V Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-4 and evidencing an interest designated as a "residual interest" in REMIC I, REMIC II, REMIC III, REMIC IV and REMIC V for purposes of the REMIC Provisions.

         Class R-I Certificate: Any one of the Class R-I Certificates evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class R-II Certificate: Any one of the Class R-II Certificates evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

         Class R-III Certificate: Any one of the Class R-III Certificates evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

         Class R-X Certificate: Any one of the Class R-X Certificates evidencing an interest designated as a "residual interest" in REMIC V for purposes of the REMIC Provisions.

         Class XP Reserve Account: The reserve account established and maintained by the Securities Administrator pursuant to Section 4.07.

         Closing Date:  February 28, 2006.

         Code:  The Internal Revenue Code of 1986, as amended.

         Combined Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the sum of the original principal balance of the related Mortgage Loan at the date of origination and the principal balance of the related secondary financing and the denominator of which is the lesser of the selling price of the Mortgaged Property and its Appraised Value.

         Commission:  The United States Securities and Exchange Commission.

         Compensating Interest Payment:  As defined in Section 6.06.

         Corporate Trust Office: The office of the Trustee at which at any particular time its corporate trust business is administered, which office, at the date of the execution of this Agreement, is located at 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Worldwide Securities Services-Structured Finance Services SAMI Series II 2006-AR1. With respect to the Certificate Registrar and the presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention:
Corporate Trust, SAMI II Series 2006-AR1, and for all other purposes, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: Corporate Trust, SAMI II Series 2006-AR1.

         Countrywide AAR: That certain Assignment, Assumption and Recognition Agreement, entered into as of February 28, 2006, among Countrywide Home Loans, Countrywide Servicing, EMC and the Trustee, as acknowledged and agreed to by the Depositor, the Master Servicer and the Securities Administrator. Countrywide Home Loans: Countrywide Home Loans, Inc. and its successor in interest.

         Countrywide Servicing: Countrywide Home Loans Servicing LP and its successor in interest.

         Countrywide Servicing Agreement: That certain Seller's Warranties and Servicing Agreement, dated as of September 1, 2002, by and between Countrywide Home Loans and EMC, as amended by Amendment Number One, dated as of January 1, 2003, Amendment Number 2, dated as of September 1, 2004, and Amendment Reg. AB, dated as of on January 1, 2006, as attached hereto as Exhibit H-1, and as modified pursuant to the Countrywide AAR.

         Coupon Strip: On any Distribution Date occurring in or after February, 2013, in which an amount is payable to the Final Maturity Reserve Fund pursuant to Section 4.06, an amount equal to the product of one-twelfth of the applicable Coupon Strip Rate and the Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period.

         Coupon Strip Rate: On any Distribution Date occurring in or after February, 2013, in which an amount is payable to the Final Maturity Reserve Fund pursuant to Section 4.06, the per annum rate equal to (a) 0.12%, if the aggregate Stated Principal Balance of the Mortgage Loans with original terms to maturity in excess of 30 years is greater than or equal to the applicable scheduled amount for such Distribution Date set forth in column 2 of Schedule C hereto, but less than column 1 thereto; or (b) 0.30%, if the aggregate Stated Principal Balance of the Mortgage Loans with original terms to maturity in excess of 30 years is greater than or equal to the applicable scheduled amount for such Distribution Date set forth in column 1 of Schedule C hereto, in each case as provided in Section 4.06.

         Credit Enhancement Percentage: As to each Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the aggregate of the Certificate Principal Balance of the Class B Certificates and (ii) the Overcollateralization Amount, in each case after taking into account the distribution of the related Principal Distribution Amounts on such Distribution Date, and the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

         Cumulative Loss Test: The Cumulative Loss Test is violated with respect to any Distribution Date on or after the Stepdown Date if: as of the last day of the related Due Period, Realized Losses (reduced by the amount of Subsequent Recoveries) since the Closing Date, as a percentage of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date, exceed for Distribution Dates occurring in:

          DISTRIBUTION DATE                        LOSS PERCENTAGE
          -----------------                        ---------------

          March 2008 through February 2009              0.25%
          March 2009 through February 2010              0.60%
          March 2010 through February 2011              1.10%
          March 2011 through February 2012              1.55%
          March 2012 through February 2013              2.15%
          March 2013 and thereafter                     2.35%

         Current Interest: As of any Distribution Date, with respect to each Class of Certificates (other than the Class B-IO, Class R-X and Class R Certificates), (i) the interest accrued on the Certificate Principal Balance during the related Interest Accrual Period at the applicable Pass-Through Rate plus any amount previously distributed with respect to interest for such Certificate that has been recovered as a voidable preference by a trustee in bankruptcy minus (ii) the sum of (a) any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by Compensating Interest Payments, to the extent allocated to such Class of Certificates, (b) any shortfalls resulting from the application of the Relief Act during the related Due Period, to the extent allocated to such Class of Certificates, and (c) except with respect to the Interest-Only Certificates, any shortfalls resulting from Net Deferred Interest on the Mortgage Loans and the interest portion of any Realized Losses on the Mortgage Loans during the related Due Period, in each case to the extent allocated to that Class of Certificates; provided, however, that for purposes of calculating Current Interest for any such Class, amounts specified in clauses (ii)(a), (ii)(b) and (ii)(c) hereof for any such Distribution Date shall be allocated first to the Class B-IO Certificates in reduction of amounts otherwise distributable to such Certificates on such Distribution Date and then any excess shall be allocated to each other Class of Certificates pro rata based on the respective amounts of interest accrued pursuant to clause (i) hereof for each such Class on such Distribution Date.

         Custodial Agreement: An agreement, dated as of the Closing Date, among the Depositor, EMC, as Sponsor, the Master Servicer, the Trustee and the Custodian, in substantially the form of Exhibit G hereto.

         Custodian: Wells Fargo Bank, National Association, or any successor custodian appointed pursuant to the provisions hereof and of the Custodial Agreement.

         Cut-off Date:  February 1, 2006.

         Cut-off Date Balance:  $1,413,394,201.

         Debt Service Reduction: Any reduction of the Scheduled Payments which a Mortgagor is obligated to pay with respect to a Mortgage Loan as a result of any proceeding under the Bankruptcy Code or any other similar state law or other proceeding.

         Deferred Interest: The amount of accrued interest on the Mortgage Loans, the payment of which is deferred and added to the Outstanding Principal Balance of the Mortgage Loans due to negative amortization feature with respect to such Mortgage Loans, as reported by the related Servicer to the Master Servicer.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation of the Mortgaged Property by a court of competent jurisdiction in an amount less than the then-outstanding indebtedness under such Mortgage Loan secured by such Mortgage Property, which valuation results from a proceeding initiated under the Bankruptcy Code or any other similar state law or other proceeding.

         Delinquency Test: The Delinquency Test is violated with respect to any Distribution Date on or after the Stepdown Date if: (i) the three-month rolling average of the sum of the Scheduled Principal Balances of the Mortgage Loans that are 61 days or more delinquent or are in bankruptcy or foreclosure or are REO properties as a percentage of the Scheduled Principal Balances of all of the Mortgage Loans as of the last day of the related Due Period, exceeds (ii) 32.50% of the Credit Enhancement Percentage.

         Depositor: Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, or its successors in interest.

         Depository: The Depository Trust Company, the nominee of which is Cede & Co., and any successor thereto.

         Depository Agreement: The meaning specified in Subsection 5.01(a) hereof.

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Designated Depository Institution: A depository institution (commercial bank, federal savings bank, mutual savings bank or savings and loan association) or trust company (which may include the Trustee), the deposits of which are fully insured by the FDIC to the extent provided by law.

         Determination Date: With respect to any Distribution Date and each Mortgage Loan, the Determination Date as defined in the related Servicing Agreement.

         Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac or any successor thereto, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any Person with respect to which income on any Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person, (vi) any Person that does not satisfy the requirements of United States Treasury Department Regulation Section 1.860E-1(c) with respect to a transfer of a noneconomic residual interest, as defined therein, or (vii) any other Person so designated by the Trustee and the Certificate Registrar based upon an Opinion of Counsel that the holding of an ownership interest in a Residual Certificate by such Person may cause any REMIC contained in the Trust or any Person having an ownership interest in the Residual Certificate (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution Account: The trust account or accounts created and maintained pursuant to Section 4.02, which shall be denominated "Wells Fargo Bank, National Association, as Paying Agent, for the benefit of the registered holders of Structured Asset Mortgage Investments II Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1 - Distribution Account," and which shall be an Eligible Account.

         Distribution Account Deposit Date: The Business Day prior to each Distribution Date.

         Distribution Date: The 25th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

         Distribution Report on Form 10-D: The Asset-Backed Issuer Distribution Report pursuant to Section 13 or 15(d) of the Exchange Act.

         DTC Custodian: The Securities Administrator, and its successors in interest as custodian for the Depository.

         Due Date: With respect to each Mortgage Loan, the date in each month on which its Monthly Payment is due, if such due date is the first day of a month, and otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement. For purposes of calculating the Net Rates of the Mortgage Loans for the first Distribution Date, the second preceding Due Date with respect to the first Distribution Date will be the Cut-off Date.

         Due Period: With respect to any Distribution Date and each Mortgage Loan, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending at the close of business on the first day of the month in which such Distribution Date occurs.

         Eligible Account: Any of (i) a segregated account maintained with a federal or state chartered depository institution (A) the short-term obligations of which are rated A-1+ or better by S&P and P-1 by Moody's at the time of any deposit therein or (B) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (i)(B)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral, or the Distribution Date (if such Permitted Investment is an obligation of the institution that maintains the Distribution Account)) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iii) a segregated account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Distribution Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the respective Rating Agencies). Eligible Accounts may bear interest.

         EMC:  EMC Mortgage Corporation and its successor in interest.

         EMC AAR: That certain Assignment, Assumption and Recognition Agreement, entered into as of February 28, 2006, between EMC and the Trustee, as acknowledged and agreed to by the Depositor, the Master Servicer and the Securities Administrator.

         EMC Servicing Agreement: The Servicing Agreement, dated as of January 1, 2006, between Bear Stearns Asset Backed Securities I LLC and EMC as attached hereto as Exhibit H-2.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         ERISA Restricted Certificate: Any Certificate, other than a Certificate which is rated, at the time of purchase, lower than "AA-" (or its equivalent) by S&P, Fitch or Moody's Investors Service, Inc.

         Event of Default:  An event of default described in Section 8.01.

         Excess Spread: With respect to any Distribution Date, the excess, if any, of (i) the Interest Funds for such Distribution Date over (ii) the sum of the Coupon Strip, if applicable, the Current Interest on the Senior and Subordinate Certificates and Interest Carry Forward Amounts on the Senior Certificates, in each case for such Distribution Date.

         Excess Liquidation Proceeds: To the extent that such amount is not required by law to be paid to the related Mortgagor, the amount, if any, by which the sum of any Liquidation Proceeds with respect to a Liquidated Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan exceeds the sum of (i) the Scheduled Principal Balance of such Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to the related Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred plus (iii) related Liquidation Expenses.

         Exchange Act:  Securities Exchange Act of 1934, as amended.

         Extra Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the excess, if any, of the Overcollateralization Target Amount for such Distribution Date over the Overcollateralization Amount for such Distribution Date and (b) the Excess Spread for such Distribution Date.

         Fannie Mae: Fannie Mae (also known as Federal National Mortgage Association) or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Final Certification: The certification substantially in the form of Exhibit Three to the Custodial Agreement.

         Final Maturity Reserve Account: The separate trust account created and maintained by the Securities Administrator pursuant to Section 4.06 hereof.

         Fiscal Quarter: December 1 through the last day of February, March 1 through May 31, June 1 through August 31, or September 1 through November 30, as applicable.

         Form 8-K Disclosure Information:  As defined in Section 3.18(a)(iii).

         Fractional Undivided Interest: With respect to any Class of Certificates (other than the Class XP Certificates), the fractional undivided interest evidenced by any Certificate of such Class the numerator of which is the Certificate Principal Balance of such Certificate and the denominator of which is the Certificate Principal Balance of such Class. With respect to the Class XP Certificates, the percentage interest stated thereon. With respect to the Certificates in the aggregate, the fractional undivided interest evidenced by (i) the Residual Certificates will be deemed to equal 1.00% multiplied by the percentage interest of such Residual Certificate, (ii) the Class B-IO Certificates will be deemed to equal 1.00% and (iii) a Certificate of any other Class will be deemed to equal 98.00% multiplied by a fraction, the numerator of which is the Certificate Principal Balance of such Certificate and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates.

         Freddie Mac: Freddie Mac (also known as Federal Home Loan Mortgage Corporation), or any successor thereto.

         Global Certificate: Any Private Certificate registered in the name of the Depository or its nominee, beneficial interests in which are reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such depository).

         Grantor Trust: The corpus of the trust created under the Grantor Trust Agreement. Grantor Trust Agreement: The Grantor Trust Agreement, dated February 28, 2006, among the Depositor, Wells Fargo Bank National Association, as paying agent and certificate registrar, and JPMorgan Chase Bank, N.A., as grantor trustee.

         Grantor Trust Certificates: The Grantor Trust Class 3A-2B Certificates issued by the Grantor Trust on the Closing Date, pursuant to the Grantor Trust Agreement.

         Grantor Trustee: JPMorgan Chase Bank, N.A., and its successor in interest, or any successor grantor trustee.

         Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, which percentage is added to the related Index on each Interest Adjustment Date to determine (subject to rounding, the Minimum Lifetime Mortgage Rate, the Maximum Lifetime Mortgage Rate and the Periodic Rate Cap) the

Mortgage Interest Rate from such Interest Adjustment Date until the next Interest Adjustment Date.

         Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, subject to Subsections 11.02(b) and 11.05(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

         Indemnified Persons: The Trustee, the Master Servicer, the Custodian and the Securities Administrator and their respective officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees.

         Index: The index, if any, specified in a Mortgage Note by reference to which the related Mortgage Interest Rate will be adjusted from time to time.

         Individual Certificate: Any Private Certificate registered in the name of the Holder other than the Depository or its nominee.

         Initial Certification: The certification substantially in the form of Exhibit One to the Custodial Agreement.

         Institutional Accredited Investor: Any Person meeting the requirements of Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act or any entity all of the equity holders in which come within such paragraphs.

         Insurance Policy: With respect to any Mortgage Loan, any standard hazard insurance policy, flood insurance policy or title insurance policy.

         Insurance Proceeds: Amounts paid by the insurer under any Primary Mortgage Insurance Policy or Insurance Policy covering any Mortgage Loan or Mortgaged Property, other than amounts required to be paid over to the related Mortgagor pursuant to law or the related Mortgage Note or Security Instrument, and other than amounts used to repair or restore the related Mortgaged Property or to reimburse insured expenses, including the related Servicer's costs and expenses incurred in connection with presenting claims under the related Insurance Policies.

         Interest Accrual Period: The interest accrual period for each Class of Adjustable Rate Certificates and any Distribution Date will be the period from and including the preceding Distribution Date (or from the Closing Date, in the case of the first Distribution Date) to and including the day prior to the current Distribution Date. The interest accrual period for the Interest-Only Certificates and any Distribution Date will be the calendar month immediately preceding the calendar month in which such Distribution Date occurs.

         Interest Adjustment Date: With respect to a Mortgage Loan, the date, if any, specified in the related Mortgage Note on which the Mortgage Interest Rate is subject to adjustment.

         Interest Carry Forward Amount: As of any Distribution Date and with respect to each Class of Certificates (other than the Class B-IO and Residual Certificates), the sum of (i) the excess of (a) the Current Interest for such Class with respect to prior Distribution Dates over (b) the amount actually distributed to such Class of Certificates with respect to interest on or after such prior Distribution Dates and (ii) interest thereon (to the extent permitted by applicable law) at the applicable Pass-Through Rate for such Class for the related Interest Accrual Period including the Interest Accrual Period relating to such Distribution Date.

         Interest Determination Date: With respect to each Class of Adjustable Rate Certificates and any Distribution Date, the second LIBOR Business Day preceding the commencement of each related Interest Accrual Period.

         Interest Funds: For any Distribution Date, the sum of all amounts in respect of interest set forth in the definition of Available Funds collected during the related Due Period, plus the amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, included in Available Funds for such Distribution Date that are applied as Interest Funds in connection with any Deferred Interest in accordance with the definition of Net Deferred Interest minus all amounts required to be reimbursed pursuant to Sections 4.01 and 4.03 or as otherwise set forth in this Agreement and subtracted from collections relating to interest.

         Interest-Only Certificates:  The Class 3X Certificates.

         Interest Shortfall: With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Principal Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

                  (a) Partial Principal Prepayments received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

                  (b) Principal Prepayments in full received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment; and

                  (c) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Rate required to be paid by the Mortgagor as limited by application of the Relief Act or similar state laws.

         Interim Certification: The certification substantially in the form of Exhibit Two to the Custodial Agreement.

         Investment Letter: The letter to be furnished by each Institutional Accredited Investor which purchases any of the Private Certificates in connection with such purchase, substantially in the form set forth as Exhibit F-1 hereto.

         Lender-Paid PMI Rate: With respect to any Mortgage Loan covered by a lender-paid Primary Mortgage Insurance Policy, the premium to be paid by the applicable Servicer out of interest collections on the related Mortgage Loan, as stated in the related Mortgage Loan Schedule.

         LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

         LIBOR Business Day: A day on which banks are open for dealing in foreign currency and exchange in London, England and New York City.

         Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the related Servicer has certified (in accordance with Section 3.07) in the related Prepayment Period that it has received all amounts it expects to receive in connection with such liquidation.

         Liquidation Date: With respect to any Liquidated Mortgage Loan, the date on which the related Servicer has certified that such Mortgage Loan has become a Liquidated Mortgage Loan.

         Liquidation Expenses: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the related Servicer or the Master Servicer in connection with the liquidation of such Mortgage Loan and the related Mortgaged Property, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with the liquidation of a Mortgage Loan.

         Liquidation Proceeds: Amounts received by the related Servicer in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale, Insurance Proceeds, condemnation proceeds or otherwise.

         Loan-to-Value Ratio: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at origination and the denominator of which is the Original Value of the related Mortgaged Property.

         Lost Notes: The original Mortgage Notes that have been lost, as indicated on the Mortgage Loan Schedule.

         Margin: With respect to any Class of Adjustable Rate Certificates and Distribution Date, the related per annum rate as set forth in the column immediately to the right of the class designation, provided that, after the first possible Optional Termination Date, the related Margin for the Adjustable Rate Certificates will be the related per annum rate set forth in the far right-hand column in the following table:

                            Per Annum Margins
                  CLASS            (1)          (2)

                  1A-1            0.220%      0.440%
                  1A-2            0.300%      0.600%
                  1A-3            0.360%      0.720%
                  2A-1            0.230%      0.460%
                  2A-2            0.310%      0.620%
                  2A-3            0.360%      0.720%
                  3A-1            0.230%      0.460%
                  3A-2A           0.310%      0.620%
                  3A-2B           0.310%      0.620%
                  3A-3            0.370%      0.740%
                  B-1             0.520%      0.780%
                  B-2             0.550%      0.825%
                  B-3             0.570%      0.855%
                  B-4             0.950%      1.425%
                  B-5             1.050%      1.575%
                  B-6             2.100%      3.150%
                  B-7             2.100%      3.150%
______________

(1) For the accrual period related to any distribution date occurring on or prior to the first possible Optional Termination Date.

(2) For the accrual period related to any distribution date occurring after the first possible Optional Termination Date.

         Master Servicer: As of the Closing Date, Wells Fargo Bank, National Association and, thereafter, its respective successors in interest who meet the qualifications of a successor Master Servicer as set forth in this Agreement.

         Master Servicing Compensation:  The meaning specified in Section 3.14.

         Maximum Lifetime Mortgage Rate: As to each Mortgage Loan, the rate, if any, set forth in the related Mortgage Note and indicated on the related Mortgage Loan Schedule, that is the maximum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

         MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

         Minimum Lifetime Mortgage Rate: As to each Mortgage Loan, the rate, if any, set forth in the related Mortgage Note and indicated on the related Mortgage Loan Schedule, that is the minimum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

         MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof, or as nominee for any subsequent assignee of the originator pursuant to an assignment of mortgage to MERS.

         Monthly Advance: The aggregate of all payments of principal and interest, net of the applicable Servicing Fee, that were due during the related Due Period on the Mortgage Loans serviced by the related Servicer and that were delinquent on the related Due Date (other than shortfalls in interest due to the application of the Relief Act or similar state law) required to be made by the Servicer pursuant to the related Servicing Agreement or the Master Servicer pursuant to Section 6.05 hereof.

         Monthly Payment: With respect to any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note, or in the case of an REO Property, would otherwise have been payable under the related Mortgage Note.

         Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 6.04.

         Moody's: Moody's Investors Service, Inc. and its successor in interest.

         Mortgage File: The mortgage documents listed in Section 2.01(b) pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement or the Mortgage Loan Purchase Agreement.

         Mortgage Interest Rate: The annual rate at which interest accrues from time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is equal to the "Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

         Mortgage Loan: A Mortgage Loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04 and held as a part of the Trust Fund, as identified in the Mortgage Loan Schedule attached hereto as Exhibit B, including a mortgage loan the property securing which has become an REO Property. Any Mortgage Loan that was intended by the parties hereto to be transferred to the Trust Fund as indicated by the Mortgage Loan Schedule which is in fact not so transferred for any reason including, without limitation, a breach of a representation or warranty with respect thereto, shall continue to be a Mortgage Loan hereunder until the Repurchase Price with respect thereto has been paid to the Trust Fund.

         Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of January 31, 2006, between EMC, as Sponsor, and Bear Stearns Asset Backed Securities I LLC, as purchaser, and all amendments thereof and supplements thereto, attached hereto as Exhibit J.

         Mortgage Loan Schedule: The schedule attached hereto as Exhibit B, as amended from time to time to reflect the repurchase or substitution of Mortgage Loans pursuant to this Agreement or the Mortgage Loan Purchase Agreement.

         Mortgage Note: The originally executed note or other evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

         Mortgaged Property: Land and improvements securing the indebtedness of a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Deferred Interest: On any Distribution Date, the amount of Deferred Interest on the Mortgage Loans during the related Due Period net of Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, included in the related Available Funds for such Distribution Date and available to be distributed on the related Certificates on that Distribution Date.

         With respect to any Class of Certificates (other than the Interest-Only Certificates and the Non-Offered Certificates) as of any Distribution Date, an amount equal to the product of (1) the difference, if any between (a) the lesser of (i) the Pass-Through Rate for such Class, without regard to the Net Rate Cap on such Distribution Date and (ii) the weighted average of the Net Rates on the Mortgage Loans and (b) the Adjusted Rate Cap for such Distribution Date, (2) the Certificate Principal Balance of the Class of Certificates immediately prior to such Distribution Date, and (3) the actual number of days in such Interest Accrual Period divided by 360.

         Net Interest Shortfall: With respect to any Distribution Date, Prepayment Interest Shortfalls, if any, for such Distribution Date net of Compensating Interest Payments made with respect to such Distribution Date.

         Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of (i) Liquidation Expenses which are payable therefrom to the related Servicer in accordance with the related Servicing Agreement or this Agreement, (ii) unreimbursed advances by the related Servicer and Monthly Advances made with respect to such Mortgage Loan and the related Mortgaged Property, and (iii) any other amounts payable to the related Servicer under the related Servicing Agreement.

         Net Monthly Excess Cashflow: With respect to any Distribution Date, the sum of (i) the Remaining Excess Spread for such Distribution Date and (ii) the Overcollateralization Release Amount for such Distribution Date.

         Net Rate: With respect to each Mortgage Loan, the Mortgage Interest Rate (to the extent applicable, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis) less the related Servicing Fee Rate and the Lender-Paid PMI Rate, if any, attributable thereto, in each case expressed as a per annum rate.

         Net Rate Cap:  With respect to any Distribution Date and,

         (1) each Class of Class 1A Certificates, the per annum rate equal to
(i) the weighted average of the Net Rates of the Mortgage Loans in Sub-Loan Group 1, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, minus (ii) the Coupon Strip, if any, payable to the Final Maturity Reserve Account on such Distribution Date, expressed as a per annum rate calculated on the basis of the aggregate Scheduled Principal Balance of the Mortgage Loans in Sub-Loan Group 1 as of such Distribution Date as a percentage of the aggregate Scheduled Principal Balance of all the Mortgage Loans as of such Distribution Date;

         (2) each Class of Class 2A Certificates, the per annum rate equal to
(i) the weighted average of the Net Rates of the Mortgage Loans in Sub-Loan Group 2, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis minus (ii) the Coupon Strip, if any, payable to the Final Maturity Reserve Account on such Distribution Date, expressed as a per annum rate calculated on the basis of the aggregate Scheduled Principal Balance of the Mortgage Loans in Sub-Loan Group 2 as of such Distribution Date as a percentage of the aggregate Scheduled Principal Balance of all the Mortgage Loans as of such Distribution Date;

         (3) each Class of Class 3A Certificates, the per annum rate equal to
(i) the weighted average of the Net Rates of the Mortgage Loans in Sub-Loan Group 3, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, minus (ii) the sum of (a) the interest payable to the Class 3X Certificates expressed as a per annum rate calculated on the basis of the interest payable to the Class 3X Certificates as a percentage of the aggregate Scheduled Principal Balance of the Mortgage Loans in Sub-Group 3 and (b) the Coupon Strip, if any, payable to the Final Maturity Reserve Account, expressed as a per annum rate calculated on the basis of the aggregate Scheduled Principal Balance of the Mortgage Loans in Sub-Loan Group 3 as of such Distribution Date as a percentage of the aggregate Scheduled Principal Balance of all the Mortgage Loans as of such Distribution Date; and

         (4) each Class of Subordinate Certificates, the per annum rate equal to
(i) the weighted average of the Net Rates of the Mortgage Loans in Sub-Loan Group 1, Sub-Loan Group 2 and Sub-Loan Group 3, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, minus (ii) the sum of
(a) the interest payable to the Class 3X Certificates and (b) the Coupon Strip, if any, payable to the Final Maturity Reserve Account, in each case, with respect to such Distribution Date, expressed as a per annum rate calculated on the basis of the sum of such amounts as a percentage of the aggregate Scheduled Principal Balance of the Mortgage Loans in Sub-Loan Group 1, Sub-Loan Group 2 and Sub-Loan Group 3 as of such Distribution Date.

         Non-Offered Certificates: The Class 3A-2B Certificates, the Class B-IO Certificates, the Class XP Certificates, the Class R-X Certificates and the Class R Certificates.

         Nonrecoverable Advance: Any advance or Monthly Advance (i) which was previously made or is proposed to be made by the Master Servicer, the Trustee (as successor Master Servicer) or the related Servicer and (ii) which, in the good faith judgment of the Master Servicer, the Trustee or the related Servicer, as the case may be, will not or, in the case of a proposed advance or Monthly Advance, would not, be ultimately recoverable by the Master Servicer, the Trustee (as successor Master Servicer) or the related Servicer from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such advance or Monthly Advance was made or is proposed to be made.

         Offered Certificates: The Class A Certificates (other than the Class 3A-2B Certificates), the Grantor Trust Certificates and the Subordinate Certificates.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President or Assistant Vice President or other authorized officer of the Master Servicer or the Depositor, as applicable, and delivered to the Trustee, as required by this Agreement.

         One-Month LIBOR: A per annum rate equal to the average of interbank offered rates for one-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and most recently available as of the time specified in the related Mortgage Note.

         Opinion of Counsel: A written opinion of counsel who is or are acceptable to each addressee of such opinion and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for EMC, the Master Servicer or the Depositor.

         Optional Termination Date: Any Distribution Date on or after which the Scheduled Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Balance.

         Original Value: The lesser of (i) the Appraised Value or (ii) the sales price of a Mortgaged Property at the time of origination of a Mortgage Loan, except if either clause (i) or clause (ii) is unavailable, then the other may be used to determine the Original Value, or if both clauses (i) and (ii) are unavailable, then Original Value may be determined from other sources reasonably acceptable to the Depositor.

         Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan with a Scheduled Principal Balance greater than zero which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased or replaced.

         Outstanding Principal Balance: As of the time of any determination, the principal balance of a Mortgage Loan remaining to be paid by the Mortgagor, or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the Trust Fund less any Net Liquidation Proceeds with respect thereto to the extent applied to principal.

         Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) over (b) the aggregate Certificate Principal Balance of the Class A and Class B Certificates (after taking into account the payment of principal other than any Extra Principal Distribution Amount on such Certificates).

         Overcollateralization Release Amount: With respect to any Distribution Date, the lesser of (x) Principal Funds for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of such principal collections is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date (with the amount pursuant to clause (y) deemed to be $0 if the Overcollateralization Amount is less than or equal to the Overcollateralization Target Amount on that Distribution Date).

         Overcollateralization Target Amount: With respect to any Distribution Date (a) prior to the Stepdown Date, 1.000% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date, (b) on or after the Stepdown Date and if a Trigger Event is not in effect, the greater of (x) (i) prior to the Distribution Date in March 2012, 2.500% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) and (ii) on or after the Distribution Date in March 2012, 2.000% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) 0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. The Overcollateralization Target Amount is expected to be fully funded on the Closing Date.

         Pass-Through Rate: As to each Class of Certificates (other than the Residual Certificates) and the REMIC I Regular Interests, the REMIC II Regular Interests, the REMIC III Regular Interests, the REMIC IV Regular Interests and the REMIC V Regular Interests, the rate of interest determined as provided with respect thereto, in Section 5.01(c). The Residual Certificates do not have a Pass-Through Rate and shall not bear interest.

         Paying Agent: The Securities Administrator or any successor paying agent appointed hereunder.

         Periodic Rate Cap: As to each Mortgage Loan, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the maximum adjustment that can be made to the Mortgage Interest Rate on each Interest Adjustment Date in accordance with its terms, regardless of changes in the applicable Index.

         Permitted Investments: Any one or more of the following obligations or securities held in the name of the Trustee for the benefit of the Certificateholders:

                  (i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (ii) (a) demand or time deposits, federal funds or bankers' acceptances (which shall each have a maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (including the Trustee or the Master Servicer or its Affiliates acting in its commercial banking capacity) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term debt rating and/or the long-term unsecured debt obligations of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have the Applicable Credit Rating or better from each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

                  (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above where the Trustee holds the security therefor; provided that such repurchase obligations shall have a remaining maturity of not more than 365 days;

                  (iv) securities bearing interest or sold at a discount issued by any corporation (including the Trustee or the Master Servicer or its Affiliates) incorporated under the laws of the United States of America or any state thereof that have the Applicable Credit Rating or better from each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust to exceed 10% of the aggregate Outstanding Principal Balances of all the Mortgage Loans and Permitted Investments held as part of the Trust;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having the Applicable Credit Rating or better from each Rating Agency at the time of such investment; provided, that such commercial paper shall have a remaining maturity of not more than 365 days;

                  (vi) a Reinvestment Agreement issued by any bank, insurance company or other corporation or entity;

                  (vii) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency to the Trustee; and

                  (viii) interests in any money market fund (including any such fund managed or advised by the Trustee or the Master Servicer or any affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable short term rating by each Rating Agency rating such funds or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing; provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par; provided, further, that, if rated, any such obligation or security shall not have an "r" highlighter affixed to its rating.

         Permitted Transferee: Any Person other than a Disqualified Organization or an "electing large partnership" (as defined by Section 775 of the Code).

         Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Physical Certificates: The Residual Certificates and the Private Certificates.

         Prepayment Charge: With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

         Prepayment Charge Loan: Any Mortgage Loan serviced by EMC for which a Prepayment Charge may be assessed and to which such Prepayment Charge the Class XP Certificates are entitled, as indicated on the Mortgage Loan Schedule.

         Prepayment Interest Shortfalls: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment or a Principal Prepayment in full during the related Prepayment Period, the amount, if any, by which (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment or, in the case of a partial Principal Prepayment, on the amount of such prepayment, exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment less the sum of (a) any Prepayment Charges relating to such Mortgage Loan and (b) the Servicing Fee.

         Prepayment Period: As to any Distribution Date and the Mortgage Loans serviced by each Servicer, the prepayment period specified in the related Servicing Agreement.

         Primary Mortgage Insurance Policy: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related Security Instrument, if any, or any replacement policy therefor through the related Interest Accrual Period for such Class relating to a Distribution Date.

         Principal Distribution Amount: With respect to each Distribution Date, an amount equal to:

         1. the sum of the amounts in respect of principal for such Distribution Date set forth in the definition of Available Funds, plus

         2.       any Extra Principal Distribution Amount for such Distribution
                  Date,

         minus

         1. any Overcollateralization Release Amount for such Distribution Date, plus

         2. the amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, included in Available Funds for such distribution date that are applied as Interest Funds in connection with any Deferred Interest in accordance with the definition of Net Deferred Interest.

         Principal Funds: For any Distribution Date, the sum of all amounts in respect of principal set forth in the definition of Available Funds collected during the related Due Period, minus (i) the amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, included in Available Funds for such Distribution Date that are applied as Interest Funds in connection with any Deferred Interest in accordance with the definition of Net Deferred Interest and (ii) all amounts required to be reimbursed pursuant to Sections 4.01 and 4.03 or as otherwise set forth in this Agreement, to the extent not reimbursed from Interest Funds for such Distribution Date.

         Principal Prepayment: Any payment (whether partial or full) or other recovery of (or proceeds with respect to) principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and Repurchase Proceeds, but excluding the principal portion of Net Liquidation Proceeds received at the time a Mortgage Loan becomes a Liquidated Mortgage Loan.

         Private Certificates:  The Class B-IO and Class XP Certificates.

         Prospectus: The Prospectus, dated June 24, 2005, relating to the offering of the Offered Certificates.

         Prospectus Supplement: The Prospectus Supplement, dated February 27, 2006, relating to the offering of the Offered Certificates.

         Protected Account: An account or accounts established and maintained for the benefit of Certificateholders by each Servicer with respect to the related Mortgage Loans and with respect to REO Property serviced by such Servicer pursuant to the related Servicing Agreement, and which is an Eligible Account.

         QIB: A Qualified Institutional Buyer as defined in Rule 144A promulgated under the Securities Act.

         Qualified Insurer: Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Master Servicer, so long as its claims-paying ability is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

         Rating Agencies: Each of S&P and Moody's. If any such organization or its successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

         Realized Loss: With respect to (i) a Mortgage Loan, a Bankruptcy Loss, and (ii) a Liquidated Mortgage Loan, an amount (not less than zero nor greater than the Scheduled Principal Balance of such Mortgage Loan) equal to (x) the Outstanding Principal Balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Interest Rate through the last day of the month of such liquidation, less (y) the Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan and the related Mortgaged Property that are allocated to principal. In addition, to the extent the Paying Agent receives from the related Servicer Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class or Classes of Certificates (other than the Interest-Only and Residual Certificates) on any Distribution Date. As to any Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, then "Realized Loss" is the difference between the principal balance of such Mortgage Loan outstanding immediately prior to such

Deficient Valuation and the principal balance of such Mortgage Loan as reduced by the Deficient Valuation.

         Record Date: For each class of Adjustable Rate Certificates and each Distribution Date, the Business Day preceding the applicable Distribution Date so long as the Adjustable Rate Certificates remain in book-entry form; and otherwise the record date shall be the last Business Day of the month preceding the month in which such Distribution Date occurs. For each class of Certificates other than the Adjustable Rate Certificates and each Distribution Date, the close of business on the last business day of the month preceding the month in which such Distribution Date occurs.

         Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Reinvestment Agreements: One or more reinvestment agreements, acceptable to the Rating Agencies, from a bank, insurance company or other corporation or entity (including the Trustee).

         Relief Act:  The Servicemembers' Civil Relief Act or similar state law.

         Relief Act Mortgage Loan: Any Mortgage Loan as to which the Scheduled Payment thereof has been reduced due to the application of the Relief Act or similar state laws.

         Remaining Excess Spread: With respect to any Distribution Date, the excess of the related Excess Spread over the related Extra Principal Distribution Amount.

         REMIC: A real estate mortgage investment conduit, as defined in the Code.

         REMIC I: That group of assets contained in the Trust Fund designated as a REMIC consisting of (i) all of the Depositor's right, title and interest in and to the Mortgage Loans, the related Mortgage Notes, Mortgages and other related documents, including all interest and principal due after the Cut-off Date with respect to the Mortgage Loans, but excluding any payments of principal or interest due on or prior to the Cut-off Date with respect to the Mortgage Loans, (ii) such assets relating to the Mortgage Loans as from time to time may be held in the Protected Accounts, (iii) any REO Property relating to the Mortgage Loans, and any revenues received thereon, (iv) the rights of the Depositor under the Mortgage Loan Purchase Agreement, (v) the rights with respect to the Countrywide Servicing Agreement, to the extent assigned to the Trustee, (vi) the rights of the Depositor with respect to the Cap Contract and the Assignment Agreement, (vii) such funds or assets relating to the Mortgage Loans as from time to time are credited in the Distribution Account (or are required by the terms of this Agreement to be credited to the Distribution Account) and belonging to the Trust Fund (exclusive of the Adjustable Rate Supplemental Fund, the Class A-5 Supplemental Fund, the Basis Risk Reserve Fund and the Reserve Fund), (viii) the rights of the Trustee under all insurance policies required to be maintained pursuant to this Agreement, and any amounts paid or payable by the related insurer under any such insurance policy (to the extent the related mortgagee has a claim thereto), and (ix) any proceeds of the foregoing.

         REMIC I Interests: The REMIC I Regular Interests and the Class R-I Certificates.

         REMIC I Regular Interests: The REMIC I Regular Interests, with such terms as described in Section 5.01(c).

         REMIC II: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC I Regular Interests.

         REMIC II Interests: The REMIC II Regular Interests and the Class R-II Certificates.

         REMIC II Regular Interests: The REMIC II Regular Interests, with such terms as described in Section 5.01(c).

         REMIC III: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC II Regular Interests.

         REMIC III Interests: The REMIC III Regular Interests and the Class R-III Certificates.

         REMIC III Regular Interests: The REMIC III Regular Interests, with such terms as described in Section 5.01(c).

         REMIC IV: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC III Regular Interests.

         REMIC IV Interests: The REMIC IV Regular Interests and the Class R-IV Certificates.

         REMIC IV Regular Interests: The REMIC IV Regular Interests, with such terms as described in Section 5.01(c).

         REMIC V: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC IV Regular Interests.

         REMIC V Interests: The REMIC V Regular Interests and the Class R-V Certificates.

         REMIC V Regular Interests: The REMIC V Regular Interests, with such terms as described in Section 5.01(c).

         REMIC Opinion: An Opinion of Independent Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause REMIC I or REMIC II to fail to qualify as a REMIC while any regular interest in such REMIC is outstanding, (ii) result in a tax on prohibited transactions with respect to any REMIC or (iii) constitute a taxable contribution to any REMIC after the Startup Day.

         REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Property: A Mortgaged Property acquired in the name of the Trustee, for the benefit of Certificateholders, by foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable Event:  As defined in Section 3.18(a)(iii).

         Repurchase Price: With respect to any Mortgage Loan (or any property acquired with respect thereto) required or permitted to be repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement or Article II or
Section 3.21 of this Agreement, an amount equal to the sum of (i) (A) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of the acquisition), plus (B) accrued but unpaid interest on the Outstanding Principal Balance of such Mortgage Loan at the related Mortgage Interest Rate from the date through which interest was last paid on such Mortgage Loan by the related Mortgagor or advanced with respect to such Mortgage Loan to the first day of the month in which such amount is to be distributed, through and including the last day of the month of repurchase, and reduced by
(C) any portion of the Master Servicing Compensation, Servicing Fee and Monthly Advances relating to such Mortgage Loan and advances payable to the purchaser of such Mortgage Loan, and (ii) any costs and damages incurred by the Trust and the Trustee in connection with any violation of such Mortgage Loan of any predatory or abusive lending laws.

         Repurchase Proceeds: The Repurchase Price in connection with any repurchase of a Mortgage Loan by the Sponsor or any cash deposit in connection with the substitution of a Mortgage Loan.

         Request for Release: A request for release in the form attached hereto as Exhibit D.

         Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement or the related Servicing Agreement with respect to such Mortgage Loan.

         Reserve Fund: The separate trust account created and maintained by the Securities Administrator pursuant to Section 4.05 hereof.

         Residual Certificates: Any of the Class R Certificates or Class R-X Certificates.

         Responsible Officer: Any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and any other officer of the Trustee to whom a matter arising hereunder may be referred.

         Rule 144A: Rule 144A promulgated under the Securities Act.

         Rule 144A Certificate: The certificate to be furnished by each purchaser of a Private Certificate (which is also a Physical Certificate) which is a Qualified Institutional Buyer as defined under Rule 144A promulgated under the Securities Act, substantially in the form set forth as Exhibit F-2 hereto.

         S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

         Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretation thereof by the Commission's staff).

         Sarbanes-Oxley Certification:  As defined in Section 3.18(a)(iv).

         Scheduled Payment: With respect to any Mortgage Loan and any Due Period, the scheduled payment or payments of principal and interest due during such Due Period on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note.

         Scheduled Principal:  The principal portion of any Scheduled Payment.

         Scheduled Principal Balance: With respect to any Mortgage Loan or related REO Property on any Distribution Date, the principal balance thereof as of the Cut-off Date plus any Net Deferred Interest that is added to the Outstanding Principal Balance of such Mortgage Loan, and minus the sum of (1) the principal portion of the scheduled Monthly Payments due from Mortgagors with respect to such Mortgage Loan during each Due Period ending prior to such Distribution Date, irrespective of any delinquency in its payment, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-off Date (other than a Deficient Valuation) or any moratorium or similar waiver or grace period), (2) all Principal Prepayments with respect to such Mortgage Loan received prior to or during the related Prepayment Period, and all Net Liquidation Proceeds relating to such Mortgage Loan, to the extent applied by the related Servicer as recoveries of principal in accordance with this Agreement or the related Servicing Agreement, that were received by the related Servicer as of the close of business on the last day of the Prepayment Period related to such Distribution Date and (3) any Realized Loss thereon incurred prior to or during the related Prepayment Period; provided that the Scheduled Principal Balance of any Liquidated Mortgage Loan is zero.

         Securities Act:  The Securities Act of 1933, as amended.

         Securities Administrator: Wells Fargo Bank, National Association, and its successor in interest, and any successor securities administrator appointed as herein provided.

         Securities Legend: "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND

ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED [in the case of a Residual Certificate], UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS
ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, ANY SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION OR AN OPINION OF COUNSEL TO SUCH EFFECT BY OR ON BEHALF OF AN INSTITUTIONAL ACCREDITED INVESTOR."

         Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

         Seller: EMC Mortgage Corporation, as seller under the Mortgage Loan Purchase Agreement.

         Senior Certificates: The Class A Certificates and the Interest-Only Certificates..

         Senior Interest Allocation Percentage: With respect to the Senior Certificates related to any Sub-Loan Group and any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Interest Funds with respect to the related Sub-Loan Group and that Distribution Date, and the denominator of which is the aggregate Interest Funds with respect to all three Sub-Loan Groups and that Distribution Date.

         Senior Principal Allocation Percentage: With respect to the Senior Certificates related to any Sub-Loan Group and any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Principal Funds with respect to the related Sub-Loan Group and that Distribution Date, and the denominator of which is the aggregate Principal Funds with respect to all three Sub-Loan Groups and that Distribution Date.

         Servicer Remittance Date: With respect to each Mortgage Loan and the applicable Servicer, the date set forth in the related Servicing Agreement.

         Servicers: With respect to each Mortgage Loan, EMC or Countrywide as set forth in the related Mortgage Loan Schedule.

         Servicing Agreements: The Countrywide Servicing Agreement and the EMC Servicing Agreement, as applicable.

         Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         Servicing Fee: As to any Mortgage Loan and a Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the month preceding the month in which such Distribution Date occurs and (ii) the related Servicing Fee Rate, or, in the event of any payment of interest that accompanies a Principal Prepayment in full during the related Due Period made by the Mortgagor immediately prior to such prepayment, interest at the related Servicing Fee Rate on the Scheduled Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

         Servicing Fee Rate: As to any Mortgage Loan, a per annum rate (including, as applicable, any additional servicing fees) as set forth in the Mortgage Loan Schedule.

         Servicing Officer:  As defined in the related Servicing Agreement.

         Significance Estimate: With respect to any Distribution Date, and in accordance with Item 1115 of Regulation AB, shall be an amount determined based on the reasonable good-faith estimate by the Depositor of the aggregate maximum probable exposure of the outstanding Offered Certificates to the related Cap Contract.

         Significance Percentage: With respect to any Distribution Date, and in accordance with Item 1115 of Regulation AB, shall be an percentage equal to the Significance Estimate divided by the aggregate outstanding Certificate Principal Balance of the Offered Certificates, prior to the distribution of the related Principal Distribution Amount on such Distribution Date.

         Sponsor:  EMC Mortgage Corporation, in its capacity as Seller.

         Startup Day:  February 28, 2006.

         Stepdown Date: The earlier to occur of

         1. the Distribution Date on which the aggregate Certificate Principal Balance of the Senior Certificates has been reduced to zero and

         2.       the later to occur of

                           (a) the Distribution Date occurring in March 2009 and

                           (b) the first Distribution Date on which the Credit
                  Enhancement Percentage for such Distribution Date is greater than or equal to (i) on each Distribution Date prior to the Distribution Date in March 2012, 23.625% and (ii) on each Distribution Date on and after the Distribution Date in March 2012, 18.900%.

         Strike Price: With respect to the Cap Contracts, for the respective Distribution Dates occurring during the term of such Agreement, as set forth with respect thereto on Schedule A hereto.

         Sub-Loan Group: Either Sub-Loan Group 1, Sub-Loan Group 2 or Sub-Loan Group 3, as applicable.

         Sub-Loan Group 1: With respect to the Mortgage Loans, the pool of Mortgage Loans identified in the Mortgage Loan Schedule as composing Sub-Loan Group 1. With respect to the Certificates, the Class 1A Certificates.

         Sub-Loan Group 2: With respect to the Mortgage Loans, the pool of Mortgage Loans identified in the Mortgage Loan Schedule as composing Sub-Loan Group 2. With respect to the Certificates, the Class 2A Certificates.

         Sub-Loan Group 3: With respect to the Mortgage Loans, the pool of Mortgage Loans identified in the Mortgage Loan Schedule as composing Sub-Loan Group 3. With respect to the Certificates, the Class 3A and Class 3X Certificates.

         Subordinate Certificates:  The Class B Certificates.

         Subordinate Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates.

         Subsequent Recoveries: As of any Distribution Date, amounts received during the related Due Period by the related Servicer or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the Sponsor) specifically related to a Liquidated Mortgage Loan or disposition of an REO property prior to the related Prepayment Period that result in a Realized Loss on a Mortgage Loan, after liquidation or disposition of such Mortgage Loan.

         Substitute Mortgage Loan: A mortgage loan tendered to the Trustee pursuant to the Countrywide Servicing Agreement, the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, in each case, (i) which has an Outstanding Principal Balance not greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a Mortgage Interest Rate and Net Rate not less than, and not materially greater than, such Mortgage Loan; (iii) which has a maturity date not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan; (iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which (to the extent applicable) has a Combined Loan-to-Value Ratio not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan; (vii) which is current in payment of principal and interest as of the date of substitution; (viii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted; (ix) which has a Gross Margin, Periodic Rate Cap and Maximum Lifetime Mortgage Rate no less than those of such Mortgage Loan, has the same Index and interval between Interest Adjustment Dates as such Mortgage Loan, and has a Minimum Lifetime Mortgage Rate no lower than that of such Mortgage Loan; and (x) which is not secured by Mortgaged Property located in (A) the State of New Jersey, if such Mortgage Loan was originated on or after November 27, 2003 or (B) the State of New Mexico, if such Mortgage Loan was originated on or after January 1, 2004.

         Tax Administration and Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss. 301.6231(a)(7)-1T. The Securities Administrator or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the Tax Matters Person. The Holder of each Class of Residual Certificates shall be the Tax Matters Person for the related REMIC, as more particularly set forth in Section 9.12 hereof.

         Termination Costs: The costs and expenses related to the termination of any Servicer, the appointment of a successor servicer or the transfer and assumption of servicing with respect to the related Servicing Agreement, including, without limitation, the items set forth in Section 3.03(c).

         Termination Purchase Price:  As defined in Section 10.01.

         Trigger Event: With respect to any Distribution Date, a violation of either the Cumulative Loss Test or the Delinquency Test.

         Trust Fund or Trust: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans and the other assets described in Section 2.01(a).

         Trustee: JPMorgan Chase Bank, N.A., and its successor in interest, or any successor trustee appointed as herein provided.

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

         Underlying Seller: With respect to each Mortgage Loan, the related originator from whom the Seller purchased the applicable Mortgage Loan, as indicated on the related Mortgage Loan Schedule.

         Uninsured Cause: Any cause of damage to a Mortgaged Property or related REO Property such that the complete restoration of such Mortgaged Property or related REO Property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to the related Servicing Agreement, without regard to whether or not such policy is maintained.

         United States Person: A citizen or individual resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), provided that, for purposes solely of the Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership, either directly or through any entity that is not a corporation for United States federal income tax purposes, are United States Persons, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more such United States Persons have the authority to control all substantial decisions of such trust or if the Trust was in existence on August 20, 1996 and properly elected to continue to be treated as such a United States Person.

         Unpaid Realized Loss Amount: With respect to any class of Class A or Class B Certificates and as to any Distribution Date, the excess of

         1.       Applied Realized Loss Amounts with respect to such class over

         2. the sum of all distributions in reduction of the Applied Realized Loss Amounts on all previous Distribution Dates.

         Any amounts distributed to a class of Class A or Class B Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Certificate Principal Balance of such Class.

         Section 1.02. Calculation of LIBOR. LIBOR applicable to the calculation of the Pass-Through Rate on the applicable Adjustable Rate Certificates for any Interest Accrual Period will be determined on each Interest Determination Date. On each Interest Determination Date, LIBOR shall be established by the Securities Administrator and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such Interest Determination Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered,

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

LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Securities Administrator), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Securities Administrator) as of 11:00 a.m., London time, on the Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balances of the applicable Adjustable Rate Certificates, then outstanding. The Securities Administrator will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the nearest whole multiple of 0.03125%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balances of the applicable Adjustable Rate Certificates, then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided, however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Securities Administrator shall select an alternative comparable index (over which the Securities Administrator has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. The establishment of LIBOR by the Securities Administrator on any Interest Determination Date and the Securities Administrator's subsequent calculation of the Pass-Through Rate applicable to the Adjustable Rate Certificates that are based on One-Month LIBOR for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding. Promptly following each Interest Determination Date, the Securities Administrator shall supply the Master Servicer with the results of its determination of LIBOR on such date.

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

                                   Article II
                          Conveyance of Mortgage Loans;
                        Original Issuance of Certificates

         Section 2.01. Conveyance of Mortgage Loans to Trustee.

                  (a) The Depositor, concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Trust without recourse all its right, title and interest in and to (i) the Mortgage Loans identified in the Mortgage Loan Schedule, and the related Mortgage Notes, mortgages and other related documents, including all interest and principal due with respect to the Mortgage Loans after the Cut-off Date, but excluding any payments of principal and interest due on or prior to the Cut-off Date with respect to the Mortgage Loans, (ii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be credited to the Distribution Account, (iii) such assets relating to the Mortgage Loans as from time to time may be held by the related Servicer in Protected Accounts and the Paying Agent in the Basis Risk Reserve Fund, the Adjustable Rate Supplemental Fund, the Class A-5 Supplemental Fund, the Reserve Fund and the Distribution Account for the benefit of the Paying Agent on behalf of the Certificateholders,
(iv) any REO Property, and any revenues received thereon, (v) the Required Insurance Policies and any amounts paid or payable by the related insurer under any Insurance Policy (to the extent the related mortgagee has a claim thereto),
(vi) the Mortgage Loan Purchase Agreement to the extent provided in Subsection 2.03(a), (vii) the rights with respect to the Servicing Agreements as assigned to the Trustee on behalf of the Certificateholders by the Assignment Agreements,
(viii) the rights of the Depositor with respect to the Cap Contracts, and (ix) any proceeds of the foregoing. Although it is the intent of the parties to this Agreement that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Depositor shall be deemed to have granted to the Trustee a first priority perfected security interest in all of the Depositor's right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

                  (b) In connection with the above sale, transfer and assignment, the Depositor hereby deposits with the Trustee, or the Custodian, as its agent, as described in the Mortgage Loan Purchase Agreement, with respect to each Mortgage Loan, (i) the original Mortgage Note, including any riders thereto, endorsed without recourse (A) to the order of the Trustee, or (B) in the case of a Mortgage Loan registered on the MERS(R) System, in blank, and in each case showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, or a lost note affidavit with indemnity, together with a copy of the related Mortgage Note, (ii) the original Security Instrument (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan), which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form), (iii) unless the Mortgage Loan is registered on the MERS(R) System, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to

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

"JPMorgan Chase Bank, N.A., as Trustee," with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if clause (x) in the proviso below applies or for Mortgage Loans with respect to which the related Mortgaged Property is located in a state other than Maryland or an Opinion of Counsel has been provided as set forth in this Section 2.01(b), shall be in recordable form), (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Depositor with evidence of recording thereon, (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any, (vi) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance and (vii) originals of all assumption and modification agreements, if applicable and available; provided, however, that in lieu of the foregoing, the Depositor may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Depositor in time to permit their delivery as specified above, the Depositor may deliver, or cause to be delivered, a true copy thereof with a certification by the Depositor, the applicable Servicer or the title company issuing the related commitment for title insurance, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; (y) in lieu of the Security Instrument, assignment to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Depositor, to such effect) the Depositor may deliver, or cause to be delivered, photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) the Depositor shall not be required to deliver intervening assignments or Mortgage Note endorsements between the related Underlying Seller and EMC Mortgage Corporation, between EMC Mortgage Corporation and the Depositor, and between the Depositor and the Trustee; and provided, further, however, that, in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Trustee or the Custodian, as its agent, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Distribution Account on the Closing Date. The Depositor shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the Trustee or the Custodian, as its agent, promptly after they are received. The Depositor shall cause, at its expense, the assignment of the related Security Instrument to the Trustee to be recorded not later than 180 days after the Closing Date, unless (1) such recordation is not required by the Rating Agencies, (2) an Opinion of Counsel has been provided to the Trustee (with a copy to the Custodian) which states that recordation of such Security Instrument is not required to protect the interests of the Certificateholders in the related Mortgage Loans or (3) MERS is identified on the related Security Instrument or on a properly recorded assignment of such Security Instrument as mortgagee of record solely as nominee for Depositor and its successors and assigns; provided, however, that each assignment shall be submitted for recording by the Depositor in the manner described above, at no expense to the Trust or the Trustee, or the Custodian, as its agent, upon the earliest to occur of: (i) reasonable direction by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default,
(iii) the occurrence of a

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

bankruptcy, insolvency or foreclosure relating to the Depositor, (iv) the rating of The Bear Stearns Companies Inc. falls below Baa3, (v) the occurrence of a servicing transfer as described in Section 8.02 hereof, or (vi) with respect to any one assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage. Notwithstanding the foregoing, if the Depositor fails to pay the cost of recording the assignments, such expense will be paid by the Trustee and the Trustee shall be reimbursed for such expenses by the Trust in accordance with
Section 9.05.

         Section 2.02. Acceptance of Trust Fund by Trustee.

                  (a) The Trustee acknowledges the sale, transfer and assignment of the Trust Fund to it by the Depositor and receipt of, subject to further review and the exceptions which may be noted pursuant to the procedures described below, and declares that it holds, the documents (or certified copies thereof) delivered to it pursuant to Section 2.01, and declares that it will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to it as Trustee in trust for the use and benefit of all present and future Holders of the Certificates. On the Closing Date, the Custodian shall acknowledge, with respect to each Mortgage Loan by an Initial Certification substantially in the form of Exhibit One to the Custodial Agreement, receipt of the Mortgage File, but without review of such Mortgage File, except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or a lost note affidavit in lieu thereof. No later than 90 days after the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or Custodian thereof), the Trustee agrees, for the benefit of the Certificateholders, to review or cause to be reviewed by the Custodian on its behalf (under the Custodial Agreement), each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Depositor and the Trustee an Interim Certification substantially in the form annexed as Exhibit Two to the Custodial Agreement. In conducting such review, the Trustee or Custodian will ascertain whether all required documents have been executed and received, and based on the Mortgage Loan Schedule, whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the related Mortgage Loan Schedule. In performing any such review, the Trustee or the Custodian, as its agent, may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Trustee or the Custodian, as its agent, finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified on Exhibit B or to appear to be defective on its face, then the Trustee or the Custodian, as its agent, shall promptly notify the Sponsor. In accordance with the Mortgage Loan Purchase Agreement, the Sponsor shall correct or cure any such defect within ninety (90) days from the date of notice from the Trustee or the Custodian, as its agent, of the defect and, if the Sponsor fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Trustee or the Custodian, as its agent, shall enforce the Sponsor's obligation pursuant to the Mortgage Loan Purchase Agreement to, within 90 days from the Trustee's or the Custodian's notification, provide a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase such Mortgage Loan at the Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1),

(2), (4), (5), (6), (7) and (9), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G 2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of
Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), any such cure or repurchase must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Sponsor to deliver the original Security Instrument or intervening assignments thereof, or a certified copy thereof, because the originals of such documents or a certified copy have not been returned by the applicable jurisdiction, then the Sponsor shall not be required to purchase such Mortgage Loan if the Sponsor delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Sponsor cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the jurisdiction because such document has not been returned by such office; provided that the Sponsor shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of the Sponsor or a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Sponsor within thirty days of its receipt of the original recorded document.

                  (b) No later than 180 days after the Closing Date (or with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or the Custodian thereof), the Trustee or the Custodian, as its agent, will review, for the benefit of the Certificateholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Depositor and the Trustee a Final Certification substantially in the form annexed as Exhibit Three to the Custodial Agreement. In conducting such review, the Trustee or the Custodian, as its agent, will ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Trustee or the Custodian, as its agent, finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified on Exhibit B or to appear defective on its face, the Trustee or the Custodian, as its agent, shall promptly notify the Sponsor (provided, however, that with respect to those documents described in subsection
(b)(iv), (b)(v) and (b)(vii) of Section 2.01, the Trustee's and the Custodian's obligations shall extend only to the documents actually delivered to the Trustee or Custodian pursuant to such subsections). In accordance with the Mortgage Loan Purchase Agreement, the Sponsor shall correct or cure any such defect or EMC shall deliver to the Trustee an Opinion of Counsel to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Trustee of the defect and if the Sponsor is unable to cure such defect within such period, and if such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, then the Trustee shall enforce the Sponsor's obligation under the Mortgage Loan Purchase Agreement to, within 90 days from the Trustee's or Custodian's notification, provide a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase such Mortgage Loan at the Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)(A) of the Code and Treasury Regulation Section

1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation
Section 1.860G 2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation
Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided, further, however, that if such defect relates solely to the inability of the Sponsor to deliver the original Security Instrument or intervening assignments thereof, or a certified copy thereof, because the originals of such documents or a certified copy have not been returned by the applicable jurisdiction, then the Sponsor shall not be required to purchase such Mortgage Loan if the Sponsor delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Sponsor cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Sponsor shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Sponsor within thirty days of its receipt of the original recorded document.

                  (c) In the event that a Mortgage Loan is purchased by the Sponsor in accordance with Subsections 2.02(a) or (b) above, the Sponsor shall remit to the Paying Agent the applicable Repurchase Price for deposit in the Distribution Account and the Sponsor shall provide to the Master Servicer, the Paying Agent and the Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Distribution Account, the Depositor shall notify the Trustee and the Trustee or the Custodian, as its agent (upon receipt of a Request for Release in the form of Exhibit D attached hereto with respect to such Mortgage Loan), shall release to the Sponsor the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by the Sponsor as are necessary to vest in the Sponsor title to and rights under the related Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Paying Agent. The Trustee shall amend the Mortgage Loan Schedule, which was previously delivered to it by the Depositor in a form agreed to between the Depositor and the Trustee, to reflect such repurchase and shall promptly notify the Rating Agencies and the Master Servicer of such amendment. The obligation of the Sponsor to repurchase any Mortgage Loan as to which such a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

         Section 2.03. Assignment of Interest in the Mortgage Loan Purchase Agreement.

                  (a) The Depositor hereby assigns to the Trustee, on behalf of the Certificateholders, all of its right, title and interest in the Mortgage Loan Purchase Agreement, including but not limited to the Depositor's rights and obligations pursuant to the Servicing Agreements (noting that the Sponsor has retained the right in the event of breach of the representations, warranties and covenants, if any, with respect to the related Mortgage Loans of the related Servicer under the related Servicing Agreement to enforce the provisions thereof and to seek all or any available remedies). The obligations of the Sponsor to substitute or repurchase, as applicable, a Mortgage Loan shall be the Trustee's and the Certificateholders' sole remedy for any breach thereof. At the request of the Trustee, the Depositor shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Trustee and the Certificateholders or shall execute such further documents as the Trustee may reasonably require in order to enable the Trustee to carry out such enforcement.

                  (b) If the Depositor, the Securities Administrator or the Trustee discovers a breach of any of the representations and warranties set forth in the Mortgage Loan Purchase Agreement, which breach materially and adversely affects the value of the interests of Certificateholders or the Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. The Sponsor, within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material respects or, subject to the Mortgage Loan Purchase Agreement, or Section 2.04 of this Agreement, as applicable, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Trustee; provided, however, that if there is a breach of any representation set forth in the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, and the Mortgage Loan or the related property acquired with respect thereto has been sold, then the Sponsor shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. (If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to the Sponsor, to the extent not required by law to be paid to the related borrower.) Any such purchase by the Sponsor shall be made by providing an amount equal to the Repurchase Price to the Paying Agent for deposit in the Distribution Account and written notification detailing the components of such Repurchase Price to the Trustee, the Paying Agent and the Master Servicer. The Depositor shall notify the Trustee and submit to the Trustee or the Custodian, as its agent, a Request for Release in the form of Exhibit D attached hereto, and the Trustee shall release, or the Trustee shall cause the Custodian to release, to the Sponsor, the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment furnished to it by the Sponsor, without recourse, as are necessary to vest in the Sponsor title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Securities Administrator. The Trustee shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Master Servicer and the Rating Agencies of such amendment. Enforcement of the obligation of the Sponsor to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on their behalf.

         Section 2.04. Substitution of Mortgage Loans. Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement or Sections 2.02 or 2.03 of this Agreement, the Sponsor may, no later than the date by which such purchase by the Sponsor would otherwise be required, tender to the Trustee a Substitute Mortgage Loan accompanied by a certificate of an authorized officer of the Sponsor that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of "Substitute Mortgage Loan" in the Mortgage Loan Purchase Agreement or this

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

Agreement, as applicable; provided, however, that substitution pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, in lieu of purchase shall not be permitted after the termination of the two-year period beginning on the Startup Day; provided, further, that if the breach of a Mortgage Loan representation or warranty would cause such Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6),
(7) and (9), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G 2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2),
(4), (5), (6), (7) and (9), then any such substitution must occur within 90 days from the date the breach was discovered. The Trustee will promptly notify the Master Servicer and the Securities Administrator of any such substitution. The Trustee or the Custodian, as its agent, shall examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in Section 2.02(a) and the Trustee or the Custodian, as its agent, shall notify the Sponsor in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of the fourth sentence of Subsection 2.02(a). Within two Business Days after such notification, the Sponsor shall provide to the Paying Agent for deposit in the Distribution Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by the Sponsor of the Repurchase Price for the purchase of a Mortgage Loan by the Sponsor. After such notification to the Sponsor and, if any such excess exists, upon receipt of such deposit, the Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Fund and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Sponsor. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Sponsor and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Fund. Upon acceptance of the Substitute Mortgage Loan (and delivery to the Trustee or Custodian of a Request for Release for such Mortgage Loan), the Trustee (or the Custodian, as its agent) shall release to the Sponsor the Mortgage File related to any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, in form as provided to it as are necessary to vest in the Sponsor title to and rights under any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable. The Sponsor shall deliver the documents related to the Substitute Mortgage Loan in accordance with the provisions of the Mortgage Loan Purchase Agreement or Subsections 2.01(b) and 2.02(b) of this Agreement, as applicable, with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Subsections. The representations and warranties set forth in the Mortgage Loan Purchase Agreement shall be deemed to have been made by the Sponsor with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Trustee. The Securities Administrator shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Master Servicer, the Trustee and the Rating Agencies.

         Section 2.05. Issuance of Certificates. The Trustee acknowledges the assignment to it of the Mortgage Loans and the other assets comprising the Trust Fund and, concurrently therewith, has signed, and the Certificate Registrar has countersigned and delivered to the Depositor, in exchange therefor, Certificates in such authorized denominations representing such Fractional Undivided Interests as the Depositor has requested. The Trustee agrees that it will hold the Mortgage Loans and such other assets as may from time to time be delivered to it segregated on the books of the Trustee in trust for the benefit of the Certificateholders.

         The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests, the REMIC II Regular Interests, the REMIC III Regular Interests, the REMIC IV Regular Interests and the other assets of REMIC V for the benefit of the holders of the REMIC V Interests. The Trustee acknowledges receipt of REMIC I Regular Interests, the REMIC II Regular Interests, the REMIC III Regular Interests, the REMIC IV Regular Interests (which are uncertificated) and the other assets of REMIC V and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC V Certificates.

         Section 2.06. Representations and Warranties Concerning the Depositor. The Depositor hereby represents and warrants to the Trustee, the Master Servicer and the Securities Administrator as follows:

         (a) the Depositor is duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has full power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement;

         (b) the Depositor has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary corporate action on its part, the execution, delivery and performance of this Agreement, and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law;

         (c) the execution and delivery of this Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not (A) result in a material breach of any term or provision of the certificate of formation or limited liability company agreement of the Depositor or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any indenture or other agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which breach or violation may materially impair the Depositor's ability to perform or meet any of its obligations under this Agreement;

         (d) no litigation is pending, or, to the best of the Depositor's knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof;

         (e) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same; and

         (f) immediately prior to the transfer and assignment to the Trustee, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

         Section 2.07. Covenants of the Master Servicer. The Master Servicer covenants to the Depositor, the Securities Administrator and the Trustee, as follows:

                  (i) it shall comply in the performance of its obligations under this Agreement;

                  (ii) no written information, certificate of an officer, statement furnished in writing or written report prepared by the Master Servicer pursuant to this Agreement and delivered to the Securities Administrator, the Depositor, any affiliate of the Depositor or the Trustee will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading; and

                  (iii) it shall (only in its capacity as successor servicer pursuant to a Servicing Agreement) accurately and fully provide information regarding payment performance of the Mortgagors to the nationally recognized credit repositories, to the extent such reporting remains customary and prudent in the servicing of mortgage loans similar to the Mortgage Loans, and is required by the related Servicing Agreement.

         Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, and

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

the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         Section 2.08. Purposes and Powers of the Trust.

         The purpose of the common law trust, as created hereunder, is to engage in the following activities:

         (a) acquire and hold the Mortgage Loans and the other assets of the Trust Fund and the proceeds therefrom;

         (b) to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

         (c) to make payments on the Certificates;

         (d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

         (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

         The Trust is hereby authorized to engage in the foregoing activities. The Trustee shall not cause the Trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding.

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

                                  Article III
                 Administration and Servicing of Mortgage Loans

         Section 3.01. Master Servicer. The Master Servicer shall, from and after the Closing Date, supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the related Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the related Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the related Servicer's and Master Servicer's records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 6.04, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the related Servicer to the Distribution Account pursuant to the related Servicing Agreement.

         The Trustee shall furnish each Servicer and the Master Servicer with any powers of attorney, in substantially the form attached hereto as Exhibit K, and other documents in form as provided to it necessary or appropriate to enable such Servicer and the Master Servicer to service and administer the related Mortgage Loans and REO Property.

         The Trustee shall provide access to the records and documentation in possession of the Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee; provided, however, that, unless otherwise required by law, the Trustee shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee's actual costs.

         The Trustee shall execute and deliver to the related Servicer and the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument;
(iii) obtain

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

a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

         Section 3.02. REMIC-Related Covenants. For as long as each REMIC shall exist, the Trustee and the Securities Administrator shall act in accordance herewith to assure continuing treatment of such REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Depositor, the Servicers or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion, prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a REMIC Opinion. In addition, the Trustee shall comply with all of the requirements of Treasury Regulation ss. 1.860F-2(a)(2), including, without limitation, the requirement that each REMIC account for items of income and ownership of assets in a manner that respects the separate existence of each REMIC.

         Section 3.03. Monitoring of the Servicers.

                  (a) The Master Servicer shall be responsible for reporting to the Trustee the Depositor the compliance by the Servicers with their respective duties under the related Servicing Agreement. In the review of each Servicer's activities, the Master Servicer may rely upon an officer's certificate of such Servicer (or similar document signed by an officer of the Servicer) with regard to such Servicer's compliance with the terms of the related Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that such Servicer should be terminated in accordance with the related Servicing Agreement, or that a notice should be sent pursuant to the related Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

                  (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as servicer of the related Mortgage Loans or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of the related Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be

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

required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

                  (c) To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to the related Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of a Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

                  (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement, including any related Assignment Agreement. The Master Servicer shall enforce the obligation of each Servicer pursuant to the related Servicing Agreement to provide it with the annual officer's certificate of compliance and annual independent accountants' attestation reports, as well as back-up certifications to each Master Servicer Certification pursuant to Section 3.18.

                  (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicers, if any, that it replaces.

         Section 3.04. Fidelity Bond. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The amount of coverage to be maintained by the Master Servicer with respect to the blanket fidelity bond policy shall be $50,000,000 per occurrence, and, with respect to the errors and omissions insurance policy, shall be $20,000,000 per occurrence.

         Section 3.05. Power to Act; Procedures. The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3.03, shall not permit a Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not cause any REMIC hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon any REMIC hereunder. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or the related Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appear in, prosecute or defend any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the related Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or a Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, then the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.11 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

         The Trustee shall execute and deliver to the related Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable or relating to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the related Mortgage Note or related Mortgage; (iii) obtaining a deficiency judgment against the related Mortgagor; or (iv) enforcing any other rights or remedies provided by a Mortgage Note or related Mortgage or otherwise available at law or equity.

         Section 3.06. Due-on-Sale Clauses; Assumption Agreements. To the extent provided in the related Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the related Servicer to enforce such clauses in accordance with the related Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the related Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the related Servicing Agreement.

         Section 3.07. Release of Mortgage Files.

                  (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the related Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, such Servicer will (and if such Servicer does not, then the Master Servicer may), if required under the related Servicing Agreement, promptly furnish to the Custodian, on behalf of the Trustee, two copies of a certification substantially in the form of Exhibit D hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the related Protected Account maintained by such Servicer pursuant to Section 4.01 or by such Servicer pursuant to the related Servicing Agreement have been or will be so deposited) and shall request that the Custodian, on behalf of the Trustee, deliver to such Servicer the related Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Trustee, shall promptly release the related Mortgage File to the related Servicer, and the Trustee and Custodian shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the related Servicer is authorized to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the related Protected Account.

                  (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the related Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the related Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian, on behalf of the Trustee, shall, upon the request of the related Servicer or the Master Servicer, and delivery to the Custodian, on behalf of the Trustee, of two copies of a Request for Release signed by a Servicing Officer substantially in the form of Exhibit D (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to such Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the related Servicer or the Master Servicer to return the Mortgage File to the Custodian on behalf of the Trustee when the need therefor by such Servicer or the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian, on behalf of the Trustee, to the related Servicer or the Master Servicer.
                  (c) The Master Servicer hereby covenants that it shall not alter the codes referenced in Section 4(c) of the Mortgage Loan Purchase Agreement with respect to any Mortgage Loan during the term of this Agreement, unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

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

         Section 3.08. Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.

                  (a) The Master Servicer shall transmit and the Servicers (to the extent required by the related Servicing Agreement) shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer or the Servicers from time to time as are required by the terms hereof, or in the case of the Servicers, the related Servicing Agreement, to be delivered to the Trustee or Custodian. Any funds received by the Master Servicer or by the related Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by such Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer's right to retain the Master Servicing Compensation and other amounts provided in this Agreement, and to the right of such Servicer to retain its Servicing Fee and other amounts as provided in the related Servicing Agreement. The Master Servicer shall, and (to the extent provided in the related Servicing Agreement) shall cause the Servicers to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, the Securities Administrator and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

                  (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and the Servicers shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the related Servicing Agreement.

         Section 3.09. Standard Hazard Insurance and Flood Insurance Policies.

                  (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicer under the related Servicing Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the related Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

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                  (b) Pursuant to Section 4.01, any amounts collected by a
Servicer or the Master Servicer under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the related Servicing Agreement) shall be deposited into the Distribution Account, subject to withdrawal pursuant to Section 4.03. Any cost incurred by the Master Servicer or the related Servicer in maintaining any such insurance (if the Mortgagor defaults in its obligation to do so) shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Sections 4.01 and 4.03.

         Section 3.10. Presentment of Claims and Collection of Proceeds. The Master Servicer shall (to the extent provided in the Servicing Agreements) cause each Servicer to prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Distribution Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

         Section 3.11. Maintenance of the Primary Mortgage Insurance Policies.

                  (a) The Master Servicer shall not take, or permit a Servicer (to the extent such action is prohibited under the related Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance) primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit a Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

                  (b) The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer or the related Servicer under any Primary Mortgage Insurance

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Policies shall be deposited in the Distribution Account, subject to withdrawal pursuant to Section 4.03.

         Section 3.12. Trustee to Retain Possession of Certain Insurance Policies and Documents. The Trustee (or the Custodian, as directed by the Trustee), shall retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance, if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or its Custodian, if any, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or the Custodian, as directed by the Trustee), upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

         Section 3.13. Realization Upon Defaulted Mortgage Loans. The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the related Servicing Agreement.

         Section 3.14. Compensation for the Servicers and the Master Servicer. The Master Servicer will be entitled to four days of income and gain realized from any investment of funds in the Distribution Account in each calendar month (the "Master Servicing Compensation"). Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (including any Prepayment Charge in the case of a Mortgage Loan serviced by Countrywide Servicing, but not including any Prepayment Charge in the case of a Mortgage Loan serviced by EMC) shall be retained by the related Servicer and shall not be deposited in the related Protected Account. The Master Servicer will be entitled to retain, as additional compensation, any interest remitted by the related Servicer in connection with a Principal Prepayment in full or otherwise in excess of amounts required to be remitted to the Distribution Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

         Section 3.15. REO Property.

                  (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall, to the extent provided in the Servicing Agreements, cause the related Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO

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Property, the Master Servicer shall cause the related Servicer to protect and conserve such REO Property in the manner and to the extent required by the related Servicing Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on "net income from foreclosure property" or cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

                  (b) The Master Servicer shall, to the extent required by the Servicing Agreements, cause the related Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the related Protected Account.

                  (c) The Master Servicer and the related Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

                  (d) To the extent provided in the Servicing Agreements, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the related Servicer as provided above, shall be deposited in the related Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Distribution Account on the next succeeding Servicer Remittance Date.

         Section 3.16. Annual Statement as to Compliance. The Master Servicer shall deliver to the Depositor, the Securities Administrator and the Trustee, not later than March 15 of each calendar year beginning in 2007, an Officer's Certificate (an "Annual Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. The Master Servicer shall cause each Servicer, to the extent set forth in the related Servicing Agreement, to deliver a similar Annual Statement of Compliance by that Servicer to the Depositor, the Securities Administrator and the Trustee as described above as and when required under such Servicing Agreement. In the event that the Master Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a subservicer or subcontractor determined by the Master Servicer to be "participating in the servicing function" within the meaning of
Item 1122 of Regulation AB, the Master Servicer shall cause such subservicer or subcontractor to deliver a similar Annual Statement of Compliance by that subservicer or subcontractor to the Depositor, the Securities Administrator and the Trustee as described above as and when required with respect to the Master Servicer.

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                  Failure of the Master Servicer to comply with this Section
3.16 (including with respect to the time frames required in this Section) shall be deemed an Event of Default, and the Trustee, at the direction of the Depositor, shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

         Section 3.17. Assessments of Compliance and Attestation Records. Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, the Master Servicer and the Custodian (each, an "Attesting Party") shall deliver to the Depositor, the Securities Administrator and the Trustee on or before March 15 of each calendar year beginning in 2007, a report regarding such Attesting Party's assessment of compliance (an "Assessment of Compliance") with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance, as set forth in Regulation AB, must contain the following:

         (a) A statement by an authorized officer of such Attesting Party of its authority and its responsibility for assessing compliance with the Servicing Criteria applicable to the related Attesting Party;

         (b) A statement by such officer that such Attesting Party used the Servicing Criteria attached as Exhibit L hereto, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the related Attesting Party;

         (c) An assessment by such officer of the related Attesting Party's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving the related Attesting Party, that are backed by the same asset type as the Mortgage Loans;

         (d) A statement that a registered public accounting firm has issued an attestation report on the related Attesting Party's Assessment of Compliance for the period consisting of the preceding calendar year; and

         (e) A statement as to which of the Servicing Criteria, if any, are not applicable to such related Attesting Party, which statement shall be based on the activities such related Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving such related Attesting Party, that are backed by the same asset type as the Mortgage Loans.

         Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit L hereto that are indicated as applicable to the related Attesting Party.

         On or before March 15 of each calendar year beginning in 2007, each Attesting Party shall furnish to the Master Servicer, the Depositor, the Securities Administrator and the Trustee a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports

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

on, the Assessment of Compliance made by the related Attesting Party, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board. Such Attestation Report shall contain no restrictions or limitations on its use.

         The Master Servicer shall cause each Person "participating in the servicing function" within the meaning of Item 1122 of Regulation AB to deliver to the Master Servicer, the Depositor, the Securities Administrator and the Trustee an Assessment of Compliance and Attestation Report as and when provided above along with an indication of what Servicing Criteria are addressed in such assessment.

         Such Assessment of Compliance, as to any subservicer, shall at a minimum address each of the Servicing Criteria specified on Exhibit L hereto that are indicated as applicable to any "primary servicer." The Securities Administrator shall confirm that each of the Assessments of Compliance delivered to it, taken as a whole, address all of the Servicing Criteria and taken individually address the Servicing Criteria for each party as set forth on Exhibit L and notify the Depositor of any exceptions. Notwithstanding the foregoing, as to any subcontractor (as defined in the related Servicing Agreement), an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         Failure of the Master Servicer to timely comply with this Section 3.17 (including with respect to the time frames required in this Section) shall be deemed an Event of Default, and the Trustee, at the direction of the Depositor, shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

        The Custodian shall deliver to the Trustee, the Master Servicer, the Securities Administrator and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to a "custodian." Notwithstanding the foregoing, as to any Custodian, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         Section 3.18. Reports Filed with Securities and Exchange
Commission.Section 1.18.

         (a) (i) Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Distribution Report on Form 10-D, signed by the Master Servicer, with a copy of the Monthly Statement to be furnished by the Securities Administrator to the Certificateholders for such Distribution Date and detailing all data elements specified in Item 1121(a) of Regulation AB; provided that the Securities Administrator shall have received no later than 5 calendar days after the related Distribution Date, all information required to be provided to the Securities Administrator as described in clause (a)(iv) below. Any

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

disclosure in addition to the Monthly Statement that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit O to the Master Servicer and the Depositor, approved by the Depositor, and the Master Servicer will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure absent such reporting (other than with respect to cases in which the Master Servicer is the reporting party as set forth in Exhibit O) or prepare any Additional Form 10-D Disclosure absent such reporting and approval. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.

                  (ii) (A) Within 5 calendar days after the related Distribution Date, (i) the parties set forth in Exhibit O shall be required to provide, pursuant to section 3.18(a)(v) below, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.

                           (B) After preparing the Form 10-D, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Master Servicer, and in the case that such Form 10-D contains Additional Form 10-D Disclosure, to the Master Servicer and the Depositor, for review. No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, a senior officer of the Master Servicer in charge of the servicing function shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.18(a)(vi). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website, identified in Section 6.07, a final executed copy of each Form 10-D. The signing party at the Master Servicer can be contacted at 410-884-2000. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under Sections 3.18(a)(i) and (vi) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

                  (iii) (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), the Securities Administrator shall prepare and file, at the direction of the Depositor, on behalf of the

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

         Trust, any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit O to the Master Servicer and the Depositor, approved by the Depositor, and the Master Servicer will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 8-K Disclosure absent such reporting (other than with respect to cases in which the Master Servicer is the reporting party as set forth in Exhibit O) or prepare any Additional Form 8-K Disclosure absent such reporting and approval.

                  (B) For so long as the Trust is subject to the Exchange Act reporting requirements, no later than 5:00 p.m. New York City time on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit O shall be required pursuant to Section 3.18(a)(v) below to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.

                  (C) After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor and the Master Servicer for review. No later than 12:00 p.m. New York City time on the 4th Business Day after the Reportable Event, a senior officer of the Master Servicer shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.18(a)(v). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website, identified in Section 6.07, a final executed copy of each Form 8-K. The signing party at the Master Servicer can be contacted at 410-884-2000. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 3.18(a)(ii) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.18(a)(ii). The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

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                  (iv) (A) Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, (I) an annual compliance statement for the Master Servicer and any subservicer, as described under Section 3.16, (II)(A) the annual reports on assessment of compliance with Servicing Criteria for the Master Servicer, each subservicer and subcontractor Participating in the Servicing Function and the Custodian, as described under Section 3.17, and (B) if the Master Servicer's or the Custodian's report on assessment of compliance with servicing criteria described under
         Section 3.17 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if the Master Servicer's or the Custodian's report on assessment of compliance with Servicing Criteria described under Section 3.17 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (III)(A) the registered public accounting firm attestation report for the Master Servicer and the Custodian, as described under Section 3.17, and (B) if any registered public accounting firm attestation report described under Section 3.17 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (IV) a Sarbanes-Oxley Certification ("Sarbanes-Oxley Certification") as described in this Section 3.18 (a)(iv)(D) below. Any disclosure or information in addition to (I) through (IV) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit O to the Master Servicer and the Depositor, approved by the Depositor, and the Master Servicer will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting (other than with respect to case in which the Master Servicer is the reporting party as set forth in Exhibit O) or prepare any Additional Form 10-K Disclosure absent such reporting and approval.

                  (B) No later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007,
         (i) the parties set forth in Exhibit O shall be required to provide pursuant to Section 3.18(a)(v) below to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 10-K Disclosure Information on Form 10-K pursuant to this Section.

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

                  (C) After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor and the Master Servicer for review. No later than Noon New York City time on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer of the Master Servicer shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.18(a)(vi). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website, identified in Section 6.07, a final executed copy of each Form 10-K. The signing party at the Master Servicer can be contacted at 410-884-2000. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under Section 3.18(a)(iv) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Section, Section 3.16 and
         Section 3.17. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct. Subject to the foregoing, the Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the other parties listed on Exhibit O of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information.

                  (D) Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification"), required to be included therewith pursuant to the Sarbanes-Oxley Act. The Master Servicer shall, and the Master Servicer shall cause any subservicer or subcontractor, to the extent set forth in the related Servicing Agreement, engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 10 of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a "Back-Up Certification"), in the form attached hereto as Exhibit N, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer of the Master Servicer shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted at 410-884-2000.

                  (v) With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the "Additional Disclosure") relating to the Trust Fund in the form attached hereto as Exhibit R, the Securities Administrator's obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit O as the responsible party for providing that information, if other than the Securities Administrator, as and when required as described in Section 3.18(a)(i) through

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         (iv) above. Such Additional Disclosure shall be accompanied by a notice substantially in the form of Exhibit R. Each of the Master Servicer, Sponsor, Securities Administrator and Depositor hereby agrees to notify and provide to the extent known to a responsible officer of the Master Servicer, Sponsor, Securities Administrator and Depositor all
         Additional Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit O as the responsible party for providing that information. Within five Business Days prior to each Distribution Date of each year that the Trust is subject to the Exchange Act reporting requirements, the Depositor shall make available to the Securities Administrator the related Significance Estimate and the Securities Administrator shall use such information to calculate the related Significance Percentage. If the Significance Percentage meets either of the threshold levels detailed in Item 1115(b)(1) or 1115(b)(2) of Regulation AB, the Securities Administrator shall deliver written notification to the Depositor, the related Counterparty to that effect. The Depositor shall request from the related Counterparty any information required under Regulation AB to the extent required under the related Cap Contract Agreement. The Depositor will be obligated pursuant to the related Cap Contract Agreement to provide to the Securities Administrator any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K or written notification instructing the Securities Administrator that such Additional Disclosure regarding the related Counterparty is not necessary for such Distribution Date.

                           So long as the Depositor is subject to the filing requirements of the Exchange Act with respect to the Trust Fund, the Trustee shall notify the Securities Administrator and the Depositor of any bankruptcy or receivership with respect to the Trustee or of any proceedings of the type described under Item 1117 of Regulation AB that have occurred as of the related Due Period, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this Section 3.18. In addition, the Trustee shall notify the Securities Administrator and the Depositor of any affiliations or relationships that develop after the Closing Date between the Trustee and the Depositor, EMC, the Securities Administrator, the Master Servicer, the Cap Contract Provider Counterparty or the Custodian of the type described under Item 1119 of Regulation AB, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this Section 3.18.

                  (vi) (A) On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

                  (B) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify the Depositor and the Master Servicer. In the case of Form 10-D and 10-K, the Depositor, Master Servicer and Securities Administrator will cooperate to prepare and file a Form

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         12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the Securities Administrator will notify the Depositor and the Master Servicer and such parties will cooperate to prepare any necessary 8-KA, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer of the Master Servicer. The Depositor and Master Servicer acknowledge that the performance by the Securities Administrator of its duties under this
         Section 3.18(a)(v) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Master Servicer and the Depositor timely performing their duties under this Section. The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                  The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.18; provided, however, the Securities Administrator will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Copies of all reports filed by the Securities Administrator under the Exchange Act shall be sent to: the Depositor c/o Bear, Stearns & Co. Inc., Attn: Managing Director Analysis and Control, One Metrotech Center North, Brooklyn, New York 11202-3859. Fees and expenses incurred by the Securities Administrator in connection with this Section 3.18 shall not be reimbursable from the Trust Fund.

         (b) In connection with the filing of any Form 10-K hereunder, the Securities Administrator shall sign a certification (a "Form of Back-Up Certification for Form 10-K Certificate," substantially in the form attached hereto as Exhibit L) for the Depositor regarding certain aspects of the Form 10-K certification signed by the Master Servicer, provided, however, that the Securities Administrator shall not be required to undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K.

         (c) The Securities Administrator shall indemnify and hold harmless the Trustee and the Depositor and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Securities

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

Administrator's obligations under Section 3.17 and Section 3.18 or the Securities Administrator's negligence, bad faith or willful misconduct in connection therewith.

         The Depositor shall indemnify and hold harmless the Trustee, the Master Servicer and the Securities Administrator and their officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor under Section 3.16, Section 3.17 and Section 3.18 or the Depositor's negligence, bad faith or willful misconduct in connection therewith.

         The Master Servicer shall indemnify and hold harmless the Trustee and the Securities Administrator (unless the Master Servicer and the Securities Administrator are the same Person) and the Depositor and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Master Servicer under this Section 3.18 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith.

         If the indemnification provided for herein is unavailable or insufficient to hold harmless the Trustee, the Depositor or the Securities Administrator, as applicable, then the defaulting party, in connection with a breach of its respective obligations under this Section 3.18 or its respective negligence, bad faith or willful misconduct in connection therewith, agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.

(d) Nothing shall be construed from the foregoing subsections (a), (b) and (c) to require the Securities Administrator or any officer, director or Affiliate thereof to sign any Form 10-K or any certification contained therein. Furthermore, the inability of the Securities Administrator to file a Form 10-K as a result of the lack of required information as set forth in Section 3.16(a) or required signatures on such Form 10-K or any certification contained therein shall not be regarded as a breach by the Securities Administrator of any obligation under this Agreement.

         Notwithstanding the provisions of Section 11.02, this Section 3.18 may be amended without the consent of the Certificateholders.

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         Section 3.19. EMC. On the Closing Date, EMC will receive from the
Depositor a payment of $5,000.

         Section 3.20. UCC . The Depositor shall inform the Trustee in writing of any Uniform Commercial Code financing statements that were filed on the Closing Date in connection with the Trust with stamped recorded copies of such financing statements to be delivered to the Trustee promptly upon receipt by the Depositor. The Trustee agrees to monitor and notify the Depositor if any continuation statements for such Uniform Commercial Code financing statements need to be filed. If directed by the Depositor in writing, the Trustee will file any such continuation statements solely at the expense of the Depositor. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

         Section 3.21. Optional Purchase of Defaulted Mortgage Loans . With respect to any Mortgage Loan which as of the first day of a Fiscal Quarter is delinquent in payment by 90 days or more or is an REO Property, EMC shall have the right to purchase such Mortgage Loan from the Trust at a price equal to the Repurchase Price; provided, however, (i) that such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of the related Fiscal Quarter. This purchase option, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan thereafter again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day of the related Fiscal Quarter.

         In addition, EMC shall, at its option, purchase any Mortgage Loan from the Trust if the first Due Date for such Mortgage Loan is subsequent to the Cut-off Date, and the initial Monthly Payment with respect to such Mortgage Loan is not made within thirty (30) days of such Due Date. Such purchase shall be made at a price equal to the Repurchase Price.

         If at any time EMC remits to the Paying Agent a payment for deposit in the Distribution Account covering the amount of the Repurchase Price for such a Mortgage Loan, and EMC provides to the Trustee and the Master Servicer a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Distribution Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of EMC, without recourse, to EMC which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. EMC will thereupon own such Mortgage Loan, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

         Section 3.22. [RESERVED]

         Section 3.23. Intention of the Parties and Interpretation.

        Each of the parties acknowledges and agrees that the purpose of Sections 3.16, 3.17 and 3.18 of this Agreement is to facilitate compliance by the Sponsor and the Depositor with the provisions of Regulation AB. Therefore, each of the parties agrees that (a) the obligations of the

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parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified in writing, as agreed to and executed by the parties hereto, as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Sponsor, or the Depositor or the Securities Administrator for delivery of additional or different information as the Sponsor, the Depositor or the Securities Administrator may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

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                                   Article IV
                                    Accounts

         Section 4.01. Protected Accounts.

                  (a) The Master Servicer shall enforce the obligation of each respective Servicer to establish and maintain a Protected Account in accordance with the related Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which Protected Account shall be deposited, within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt thereof, all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by the related Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from such Servicer's own funds (less servicing compensation as permitted by the related Servicing Agreement) and all other amounts to be deposited in the related Protected Account. Each Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement. To the extent provided in the related Servicing Agreement, the related Protected Account shall be held in a Designated Depository Institution and segregated as a trust account on the books of such institution in the name of the Trustee for the benefit of Certificateholders.

                  (b) To the extent provided in a Servicing Agreement, amounts on deposit in the related Protected Account may be invested in Permitted Investments in the name of the Trustee for the benefit of Certificateholders and, except as provided in the preceding paragraph, not commingled with any other funds, such Permitted Investments to mature, or to be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Distribution Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.01 shall be paid to the related Servicers under the related Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the related Servicer. Each Servicer (to the extent provided in the related Servicing Agreement) shall deposit the amount of any such loss in the related Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

                  (c) To the extent provided in a Servicing Agreement and subject to this Article IV, on or before each Servicer Remittance Date, the Master Servicer shall (if acting as a successor servicer to a Servicer), or shall cause the related Servicer to, withdraw or shall cause to be withdrawn from the related Protected Account, and shall immediately deposit or cause to be deposited in the Distribution Account, amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date) with respect to each Mortgage Loan serviced by it:

                           (i) Scheduled Payments on the Mortgage Loans received
                  or any related portion thereof advanced by the related Servicer pursuant to the related

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                  Servicing Agreement which were due on or before the related
                  Due Date, net of the amount thereof comprising the related Servicing Fee or any fees with respect to any lender-paid primary mortgage insurance policy;

                           (ii) Full Principal Prepayments and any Liquidation
                  Proceeds received by the related Servicer with respect to such Mortgage Loans in the related Prepayment Period (or, in the case of Subsequent Recoveries, during the related Due Period), with interest to the date of prepayment or liquidation, net of the amount thereof comprising the related Servicing Fee and Prepayment Charges (except as provided in clause (iii) below);

                           (iii) Any amounts received by the Master Servicer or
                  Securities Administrator, or required to be paid by the Master Servicer, in connection with any Prepayment Charge on the Prepayment Charge Loans; and

                           (iv) Partial Principal Prepayments received by the
                  related Servicer for such Mortgage Loans in the related Prepayment Period;

                           (v) All funds collected and received in connection
                  with the operation of any REO Property, and Liquidation Proceeds received upon the final disposition of any REO Property (net of any unreimbursed Monthly Advances, other advances of the related Servicer or Master Servicer with respect thereto, and unpaid related Servicing Fees with respect thereto); and

                           (vi) Any amount to be used as a Monthly Advance.

                  (d) Withdrawals may be made from a Protected Account only to make remittances as provided in Section 4.01(c); to reimburse the Master Servicer or the related Servicer for Monthly Advances which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01. As provided in Section 4.01(c), certain amounts otherwise due to the related Servicers may be retained by them and need not be deposited in the Distribution Account. Amounts received by the Master Servicer or the Securities Administrator in connection with Prepayment Charges on the Prepayment Charge Loans shall be deposited into the Class XP Reserve Account by such party upon receipt thereof.

                  (e) The Master Servicer shall not itself waive (or authorize a Servicer to waive, unless such Servicer is allowed to waive in accordance with the terms of the related Servicing Agreement) any Prepayment Charge that the Trust would otherwise be entitled to unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the mortgage debt has been accelerated in connection with a foreclosure or other involuntary payment or
(iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking

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into account the value of such Prepayment Charge and the related Mortgage Loan.
If a Prepayment Charge is waived by the Master Servicer, but does not meet the standards described above, then the Master Servicer is required to pay the amount of such waived Prepayment Charge by depositing such amount into the Distribution Account by the immediately succeeding Distribution Account Deposit Date.

         Section 4.02. Distribution Account.

                  (a) The Paying Agent shall establish and maintain in the name of the Paying Agent, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts.

                  (b) All amounts deposited to the Distribution Account shall be held by the Paying Agent in the name of the Paying Agent in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

                  (c) The Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Paying Agent. The Distribution Account shall be an Eligible Account. The Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer). The amount at any time credited to the Distribution Account shall, if invested, be invested in the name of the Trustee, in such Permitted Investments selected by the Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Paying Agent or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All investment earnings from Permitted Investments in the Distribution Account from time to time shall be for the account of the Master Servicer and the Depositor. The Master Servicer shall be permitted to withdraw or receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Master Servicer or the Depositor, as applicable, shall promptly remit the amount of the loss to the Paying Agent, who shall deposit such amount in the Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Paying Agent shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Paying Agent) as provided by 12 U.S.C. ss. 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

         Section 4.03. Permitted Withdrawals and Transfers from the Distribution Account.

                  (a) The Paying Agent will, from time to time on demand of the Master Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Distribution Account as the Master Servicer has designated for such transfer or

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withdrawal pursuant to the related Servicing Agreement or this Agreement or as the Securities Administrator has instructed hereunder for the following purposes:

                           (i) to reimburse the Master Servicer or the related
                  Servicer for any Monthly Advance of its own funds or any advance of such Master Servicer's or Servicer's own funds, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance or advance was made;

                           (ii) to reimburse the Master Servicer or the related
                  Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or the related Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                           (iii) to reimburse the Master Servicer or the related
                  Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or the related Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (x) of this Subsection 4.03(a) to the Master Servicer, and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

                           (iv) to pay the Master Servicer or the related
                  Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which the Master Servicer or the related Servicer would have been entitled to receive under subclause (xi) of this Subsection 4.03(a) as servicing compensation on account of each defaulted Scheduled Payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

                           (v) to pay the related Servicer from the Repurchase
                  Price for any Mortgage Loan, the amount which the related Servicer would have been entitled to receive under subclause
                  (xi) of this Subsection 4.03(a) as servicing compensation;

                           (vi) to reimburse the Master Servicer or the related
                  Servicer for advances of funds, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for

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                  this purpose, the Repurchase Price therefor, Insurance
                  Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

                           (vii) to reimburse the Master Servicer or the related
                  Servicer for any Nonrecoverable Advance that has not been reimbursed pursuant to clauses (i) and (vi);

                           (viii) to pay the Master Servicer as set forth in
                  Section 3.14;

                           (ix) to reimburse the Master Servicer for expenses,
                  costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 7.04(c) and 7.04 (d);

                           (x) to pay to the Master Servicer, as additional
                  servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the related Servicer;

                           (xi) to reimburse or pay a Servicer any such amounts
                  as are due thereto under the related Servicing Agreement and have not been retained by or paid to such Servicer, to the extent provided in the related Servicing Agreement;

                           (xii) to reimburse or pay the Trustee, the Securities
                  Administrator or the Custodian for fees, expenses, costs and liabilities incurred by and reimbursable or payable to it pursuant to this Agreement and not otherwise reimbursable or payable to it;

                           (xiii) to remove amounts deposited in error; and

                           (xiv) to clear and terminate the Distribution Account
                  pursuant to Section 10.01.

                  (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to subclauses (i) through (vii), inclusive, and (x).

                  (c) On each Distribution Date, the Paying Agent shall distribute the Available Funds to the extent on deposit in the Distribution Account to the Holders of the Certificates (other than the Residual Certificates) in accordance with distribution instructions provided to it by the Securities Administrator (if the Paying Agent and the Securities Administrator are not the same Person) no later than two Business Days prior to such Distribution Date and determined by the Securities Administrator in accordance with Section 6.01.

         Section 4.04. Basis Risk Reserve Fund.

                  (a) On the Closing Date, the Paying Agent shall establish and maintain, in trust for the benefit of the holders of the Adjustable Rate Certificates, a segregated trust account or sub-account of a trust account, which shall be titled "Basis Risk Reserve Fund, Wells Fargo Bank, N.A., as Paying Agent for the benefit of holders of Structured Asset Mortgage Investments

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II Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1" (the
"Basis Risk Reserve Fund"). The Paying Agent shall, promptly upon receipt, deposit in the Senior Carryover Shortfall Reserve Fund an amount equal to $5,000 to be remitted on the Closing Date to the Paying Agent by the Depositor. On each Distribution Date, the Paying Agent shall transfer from the Distribution Account to the Basis Risk Reserve Fund the amounts specified pursuant to Section 6.01(a)(iii). On each Distribution Date, to the extent required, the Paying Agent shall make withdrawals from the Basis Risk Reserve Fund and use the amounts in the Basis Risk Reserve Fund to make distributions to each Class of Adjustable Rate Certificates in an amount equal to the amount of any Basis Risk Shortfall Carry Forward Amount on such Certificates, pursuant to Section 6.01(a)(iii). Any such amounts transferred shall be treated for federal tax purposes as amounts distributed to the B-IO Certificateholders as transferee thereof. For federal tax return and information reporting purposes, the rights of the Holders of the Adjustable Rate Certificates to receive such distributions shall be assigned a value determined by the Depositor and reported by it to the Securities Administrator.

                  (b) The Basis Risk Reserve Fund shall be an Eligible Account. Amounts held in the Basis Risk Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMICs, until released from the Basis Risk Reserve Fund pursuant to this Section 4.04 and Section 6.01(a)(iii). The Basis Risk Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs. The Class B-IO Certificateholders shall be the owners of the Basis Risk Reserve Fund, and for all federal tax purposes, amounts transferred by the REMICs to the Basis Risk Reserve Fund shall be treated as amounts distributed by the REMICs to the Class B-IO Certificateholders. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Basis Risk Reserve Fund.

                  (c) The Paying Agent will invest funds deposited in the Basis Risk Reserve Fund as directed by the Class B-IO Certificateholders in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Basis Risk Reserve Fund pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from the Basis Risk Reserve Fund pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment. If no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the Class B-IO Certificateholders, then funds in the Basis Risk Reserve Fund shall remain uninvested. All income and gain realized from investment of funds deposited in the Basis Risk Reserve Fund shall be for the sole and exclusive benefit of the Class B-IO Certificateholders and shall be remitted by the Paying Agent to the Class B-IO Certificateholders no later than the first Business Day following receipt of such income and gain by the Paying Agent. The Class B-IO Certificateholders shall deposit in the Basis Risk Reserve Fund the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

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         Section 4.05. The Reserve Fund and the Cap Contracts.

         The Depositor hereby directs the Trustee to execute, deliver and perform its obligations under the Cap Contracts on behalf of the Trust Fund. Amounts payable by the Trust Fund on the Closing Date pursuant to the Cap Contracts shall be paid by the Sponsor. The Trustee in its individual capacity shall have no responsibility for any of the undertakings, agreements or representations with respect to the Cap Contracts, including, without limitation, for making any payments thereunder. The Sponsor, the Depositor, the Servicers and the Certificateholders by their acceptance of such Certificates acknowledge and agree that the Trustee shall execute, deliver and perform its obligations under the Cap Contracts and shall do so solely in its capacity as Trustee of the Trust Fund and not in its individual capacity.

         The Paying Agent shall establish and maintain in the name of the Holders of the Adjustable Rate Certificates, the Reserve Fund as a segregated trust account. The Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs. The Class B-IO Certificateholders shall be the owners of the Reserve Fund, and for all federal tax purposes, amounts transferred by the REMICs to the Reserve Fund shall be treated as amounts distributed by the REMICs to the Class B-IO Certificateholders. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Reserve Fund.

         The Paying Agent will invest funds deposited in the Reserve Fund as directed by the Class B-IO Certificateholders in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Reserve Fund pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from the Reserve Fund pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment. If no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the Class B-IO Certificateholders, then funds in the Reserve Fund shall remain uninvested. All income and gain realized from investment of funds deposited in the Reserve Fund shall be for the sole and exclusive benefit of the Class B-IO Certificateholders and shall be remitted by the Paying Agent to the Class B-IO Certificateholders no later than the first Business Day following receipt of such income and gain by the Paying Agent. The Class B-IO Certificateholders shall deposit in the Reserve Fund their pro rata share of the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

         Any Cap Contract Payment Amounts made by the Cap Contract Provider pursuant to the Cap Contracts with respect to a Distribution Date shall be deposited by the Paying Agent into the Reserve Fund and distributed by the Paying Agent on the related Distribution Date in the following order of priority:

                  first, (i) to the Holders of the Class A Certificates, pro rata, and thereafter (ii) to the Holders of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, in that order, the payment of any related Basis Risk Shortfall

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

         Carry Forward Amount for such Distribution Date, to the extent not covered by Net Monthly Excess Cashflow for such Distribution Date;

                  second, from any remaining amounts, (i) to the Class A-1A and underlying Class A-1B Certificates, pro rata, and thereafter (ii) to the Holders of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, in that order, the payment of any Current Interest and Interest Carry Forward Amount for each such Class to the extent not covered by Interest Funds or Net Monthly Excess Cashflow on such Distribution Date;

                  third, from any excess amounts available from the related Cap Contract, relating to (i) the Class A Certificates, pro rata, and thereafter (ii) to the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates, the Class B-6 Certificates and the Class B-7 Certificates, sequentially, in that order, to the extent not paid to such classes pursuant to clauses first or second above; and

                  fourth, from any remaining amounts, to the holders of the Class B-IO Certificates.

         Section 4.06. Final Maturity Reserve Account.

         No later than the Closing Date, the Paying Agent shall establish and maintain in the name of the Holders of the Senior and Subordinate Certificates, the Final Maturity Reserve Account as a segregated trust account. The Final Maturity Reserve Account constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs. The Class B-IO Certificateholders shall be the owners of the Final Maturity Reserve Account, and for all federal tax purposes, amounts transferred by the REMICs to the Final Maturity Reserve Account shall be treated as amounts distributed by the REMICs to the Class B-IO Certificateholders. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Final Maturity Reserve Account.

         The Paying Agent will invest funds deposited in the Final Maturity Reserve Account as directed by the Class B-IO Certificateholders in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from the Final Maturity Reserve Account pursuant to this Agreement, if a Person other than the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment, or (ii) no later than the date on which such funds are required to be withdrawn from the Final Maturity Reserve Account pursuant to this Agreement, if the Paying Agent or an Affiliate of the Paying Agent manages or advises such Permitted Investment. If no written direction with respect to such Permitted Investment shall be received by the Paying Agent from the Class B-IO Certificateholders, then funds in the Final Maturity Reserve Account shall remain uninvested. All income and gain realized from investment of funds deposited in the Final Maturity Reserve Account shall be for the sole and exclusive benefit of the Class B-IO Certificateholders and shall be remitted by the Paying Agent to the Class B-IO Certificateholders on the next Distribution Date. The Class B-IO Certificateholders shall deposit in the Final Maturity Reserve Account their pro rata share of the amount of any net loss incurred in respect

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

of any such Permitted Investment immediately upon realization of such loss, without any right of reimbursement therefor.

         If, on the Distribution Date occurring in February, 2013, or on any Distribution Date thereafter, any Offered Certificates are outstanding and the aggregate Stated Principal Balance of the Mortgage Loans with original terms to maturity in excess of 30 years is

          (i) greater than or equal to the applicable scheduled amount for such Distribution Date set forth in column 2 of Schedule C hereto, but less than column 1 thereto, or

          (ii) greater than or equal to the applicable scheduled amount for such Distribution Date set forth in column 1 of Schedule C hereto,

then the Securities Administrator shall deposit into the Final Maturity Reserve Account, from Interest Funds with respect to such Distribution Date, the Coupon Strip for such Distribution Date, in accordance with the payment priority set forth in Section 6.01(a)(i)(first).

         If, on any Distribution Date occurring after the Distribution Date in February, 2013, any amounts on deposit in the Final Maturity Reserve Account exceed the lesser of (i) the aggregate Certificate Principal Balance of the Class A and Class B Certificates as of such date, and (ii) the aggregate Stated Principal Balance of the Mortgage Loans with original terms to maturity in excess of 30 years as of such date, an amount equal to such excess shall be shall be distributed by the Securities Administrator to the Class B-IO Certificates on such Distribution Date as a part of the Class B-IO Distribution Amount.

         On the earlier of the Distribution Date in occurring in February 2036 and the Distribution Date on which the final distribution of payments from the Mortgage Loans and the other assets in the Trust is expected to be made, funds on deposit in the Final Maturity Reserve Account will be distributed to the Certificateholders in the following order of priority and the Final Maturity Reserve Account shall be closed:

                  first, to the Class A Certificates, pro rata in accordance with their outstanding Certificate Principal Balances, until the Certificate Principal Balance of each such Class is reduced to zero;

                  second, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, sequentially, in that order, until the Certificate Principal Balance of each such Class is reduced to zero, after giving effect to principal distributions on such Distribution Date;

                  third, to each class of Senior and Subordinate Certificates, any Current Interest and Interest Carry Forward Amount for each such Class remaining unpaid after giving effect to distributions of Interest Funds on such Distribution Date in accordance with the payment priorities set forth in Section 6.01(a)(i) and (iii);

                  fourth, to each class of Senior and Subordinate Certificates, any Basis Risk Shortfall Carry Forward Amount for each such class remaining unpaid after giving effect

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

         to the distributions on such Distribution Date in accordance with payment priorities set forth in Sections 6.01(a)(iii); and

                  (v) fifth, to the Class B-IO Certificates, any remaining amount.

         Section 4.07. Class XP Reserve Account.

         (a) No later than the Closing Date, the Securities Administrator shall establish and maintain in the name of the Holders of the Class XP Certificates, the Class XP Reserve Fund as a segregated trust account. On the Closing Date, the Depositor shall deposit $100 into the Class XP Reserve Account. Funds on deposit in the Class XP Reserve Account shall be held in trust by the Securities Administrator for the holders of the Class XP Certificates. The Class XP Reserve Account will not represent an interest in any REMIC.

         (b) Any amount on deposit in the Class XP Reserve Account shall be held uninvested. On the Business Day prior to each Distribution Date, the Securities Administrator shall withdraw the amount then on deposit in the Class XP Reserve Account and deposit such amount into the Distribution Account to be distributed to the Holders of the Class XP Certificates in accordance with Section 6.01(b). In addition, on the earlier of (x) the Business Day prior to the Distribution Date on which all the assets of the Trust Fund are repurchased as described in
Section 10.01(a) and (y) the Business Day prior to the Distribution Date occurring in February 2010, the Securities Administrator shall withdraw the amount on deposit in the Class XP Reserve Account, deposit such amount into the Distribution Account and remit such amount to the Securities Administrator and provide written instruction to the Securities Administrator to pay such amount to the Class XP Certificates in accordance with Section 6.01(b), and following such withdrawal the Class XP Reserve Account shall be closed.

         (c) The Class XP Reserve Account constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs.

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
                                    Article V
                                  Certificates

         Section 5.01. Certificates.

                  (a) The Depository and the Depositor have entered into a Depository Agreement dated as of the Closing Date (the "Depository Agreement"). Except for the Residual Certificates and the Individual Certificates and as provided in Subsection 5.01(b), the Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Certificate Registrar except to a successor to the Depository; (ii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Certificate Registrar, as agent of the Depositor, shall deal with the Depository as representative of such Certificate Owners of the respective Class of Certificates for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Certificate Registrar, as agent of the Depositor, may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

         The Residual Certificates and the Private Certificates are initially Physical Certificates. If at any time the Holders of all of the Certificates of one or more such Classes request that the Certificate Registrar cause such Class to become Global Certificates, the Certificate Registrar and the Depositor will take such action as may be reasonably required to cause the Depository to accept such Class or Classes of Certificates for trading if it may legally be so traded.

         All transfers by Certificate Owners of such respective Classes of Book-Entry Certificates and any Global Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  (b) If (i)(A) the Depositor advises the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Certificate Registrar or the Depositor is unable to locate a qualified successor within 30 days or
(ii) the Depositor at its option advises the Certificate Registrar, as agent of the Depositor, in writing that it elects to terminate the book-entry system through the Depository, the Certificate Registrar, as agent of the Depositor, shall request that the Depository notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar, as agent of the Depositor, of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Certificate Registrar shall issue the definitive Certificates.

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

         In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a definitive Certificate evidencing such Certificate Owner's interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent interest in fully registered definitive form. Upon receipt by the Certificate Registrar, as agent of the Depositor, of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Current Principal Balance or Notional Amount, as applicable, being exchanged, the registered holder of and delivery instructions for the definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall execute and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's interest in such Class of Certificates and (ii) the Certificate Registrar shall execute a new Book-Entry Certificate reflecting the reduction in the aggregate Current Principal Balance or Notional Amount, as applicable, of such Class of Certificates by the amount of the definitive Certificates.

         Neither the Depositor nor the Certificate Registrar shall be liable for any delay in the delivery of any instructions required pursuant to this Section 5.01(b) and may conclusively rely on, and shall be protected in relying on, such instructions.

                  (c) (i) REMIC I will be evidenced by (x) the Class I-3X and Class I-Q interests (together, the "REMIC I Regular Interests"), which
         (i) will be uncertificated and non-transferable, and (ii) are hereby designated as the "regular interests" in REMIC I and (y) the Class R-1 Certificate, which is hereby designated as the single "residual interest" in REMIC I (the REMIC I Regular Interests, together with the Class R-1 Certificate, the "REMIC I Certificates"). Principal shall be paid on, and realized losses allocated to, the Class I-Q REMIC I Regular Interest until its principal balance has been reduced to zero, and then to the Class I-3X REMIC I Regular Interest. The REMIC I Certificates will have the following designations, initial principal balances and pass-through rates:

                                                              PASS-
                     REMIC I         INITIAL PRINCIPAL       THROUGH
                    INTERESTS             BALANCE             RATE
                    ---------             -------             ----
                      I-3X             $606,889,000            (1)
                       I-Q             $806,505,201            (1)
                       R-I                  N/A              N/A(2)

         (1) The weighted average of the Net Mortgage Rates of the Mortgage
Loans.

         (2) The Class R-I Certificates do not have a Pass-Through Rate and will not bear interest. On each Distribution Date, amounts, if any, remaining in REMIC I after payments of interest and principal, as designated above, will be distributed to the Class R-I Certificate.

                           (ii) REMIC II will be evidenced by (x) the Class II-1-A1, Class II-1-A2, Class II-1-A3, Class II-2A-1, Class II-2A-2, Class II-2A-3, Class II-3A-1, Class II-3A-2A, Class II-3A-2B, Class II-3A-3, Class II-B-1, Class II-B-2, Class II-B-3, Class II-

         B-4, Class II-B-5, Class II-B-6, Class II-B-7, Class II-3X, and Class II-Q (the "REMIC II Regular Interests"), which are hereby designated as the "regular interests" in REMIC II and will be uncertificated and non-transferable and (y) the Class R-II Certificate, which is hereby designated as the single "residual interest" in REMIC II (the REMIC II Regular Interests, together with the Class R-II Certificate, the "REMIC II Certificates"). The REMIC II Regular Interests shall be recorded on the records of REMIC II as being issued to and held by the Trustee on behalf of REMIC III.

                  Interest on the REMIC II Regular Interests that corresponds to interest on the Mortgage Loans that is allocable to payments of principal on the Certificates (the "Turbo Amount") will not be paid directly as principal to the REMIC II Regular Interests, but instead a portion of the interest otherwise payable with respect to the Class II-Q REMIC II Regular Interest which equals 0.1% of the Turbo Amount will be payable as a reduction of the principal balances of the Class II-1A-1, Class II-1A-2, Class II-1A-3, Class II-2A-1, Class II-2A-2, Class II-2A-3, Class II-3A-1, Class II-3A-2A, Class II-3A-2B, Class II-3A-3, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Class II-B-6, and Class II-B-7 REMIC II Regular Interests in the same proportions that the Turbo Amount is allocated among the Class 1A-1, Class 1A-2, Class 1A-3, Class 2A-1, Class 2A-2, Class 2A-3, Class 3A-1, Class 3A-2A, Class 3A-2B, Class 3A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, and Class B-7 Certificates, respectively, and will be accrued and added to principal on the Class II-Q REMIC II Regular Interest.

                  Principal payments on the REMIC I Regular Interests held by REMIC II shall be allocated 0.1% to the Class II-1A-1, Class II-1A-2, Class II-1A-3, Class II-2A-1, Class II-2A-2, Class II-2A-3, Class II-3A-1, Class II-3A-2A, Class II-3A-2B, Class II-3A-3, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Class II-B-6, and Class II-B-7 REMIC II Regular Interests. The remaining 99.9% shall be allocated to Class II-Q REMIC II Regular Interest. The aggregate amount of principal allocated to the Class II-1A-1, Class II-1A-2, Class II-1A-3, Class II-2A-1, Class II-2A-2, Class II-2A-3, Class II-3A-1, Class II-3A-2A, Class II-3A-2B, Class II-3A-3, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Class II-B-6, Class II-B-7 REMIC II Regular Interests shall be apportioned among such classes in the same proportions as principal is payable with respect to the Class 1A-1, Class 1A-2, Class 1A-3, Class 2A-1, Class 2A-2, Class 2A-3, Class 3A-1, Class 3A-2A, Class 3A-2B, Class 3A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, and Class B-7 Certificates, respectively. Notwithstanding the above, principal payments on REMIC II Regular Interests that are attributable to an Excess Overcollateralization Amount shall be allocated to the Class II-Q REMIC II Regular Interests. Realized losses shall be applied such that after all distributions have been made on such Distribution Date
         (i) the principal balances of the Class II-1A-1, Class II-1A-2, Class II-1A-3, Class II-2A-1, Class II-2A-2, Class II-2A-3, Class II-3A-1, Class II-3A-2A, Class II-3A-2B, Class II-3A-3, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Class II-B-6, Class II-B-7 REMIC II Regular Interests are each 0.1% of the principal balances of the Class 1A-1, Class 1A-2, Class 1A-3, Class 2A-1, Class 2A-2, Class 2A-3, Class 3A-1, Class 3A-2A, Class 3A-2B, Class 3A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, and Class B-7 Certificates, respectively, and (ii) the principal balance of the Class II-Q REMIC II

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

         Regular Interest is equal to the principal balance of the Mortgage Loans, less an amount equal to 0.1% of the aggregate Certificate Principal Balances of the Class 1A-1, Class 1A-2, Class 1A-3, Class 2A-1, Class 2A-2, Class 2A-3, Class 3A-1, Class 3A-2A, Class 3A-2B, Class 3A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, and Class B-7 Certificates.

                  The REMIC II Certificates will have the following designations, initial principal balances, pass-through rates and allocations of interest:

                                                      PASS-           ALLOCATION
         REMIC II              INITIAL PRINCIPAL     THROUGH              OF
         INTERESTS                  BALANCE            RATE            INTEREST
          II-1A-1        $ 54,774.00                  (2)             (3),(4)
          II-1A-2        $ 27,387.00                  (2)             (3),(4)
          II-1A-3        $ 9,129.00                   (2)             (3),(4)
          II-2A-1        $ 348,566.00                 (2)             (3),(4)
          II-2A-2        $ 174,283.00                 (2)             (3),(4)
          II-2A-3        $ 58,094.00                  (2)             (3),(4)
          II-3A-1        $ 364,133.00                 (2)             (3),(4)
         II-3A-2A        $ 132,067.00                 (2)             (3),(4)
         II-3A-2B        $ 50,000.00                  (2)             (3),(4)
          II-3A-3        $ 60,689.00                  (2)             (3),(4)
           II-B1         $ 44,522.00                  (2)             (3),(4)
           II-B2         $ 23,321.00                  (2)             (3),(4)
           II-B3         $ 7,067.00                   (2)             (3),(4)
           II-B4         $ 16,961.00                  (2)             (3),(4)
           II-B5         $ 7,067.00                   (2)             (3),(4)
           II-B6         $ 14,134.00                  (2)             (3),(4)
           II-B7         $ 7,067.00                   (2)             (3),(4)
           II-3X         $  606,889,000.00(1)         (5)                (5)
           II-Q          $ 1,411,994,940.00           (2)             (3),(4)
           R-II          $  N/A(6)                  N/A(6)          ---

_______________
         (1) Notional Balance.

         (2) The pass-through rate on this REMIC II Regular Interest shall at any time of determination equal the weighted average of the pass-through rates of the Class I-3X and Class I-Q REMIC I Regular Interests, where the interest rate on Class I-3X is reduced for purposes of this computation by the lesser of 1.20% and all the interest on such Class, expressed as a per annum rate.

         (3) Except as provided in note (4) below, interest with respect to this REMIC II Regular Interest will be allocated among the Class 1A-1, Class 1A-2, Class 1A-3, Class 2A-1, Class 2A-2, Class 2A-3, Class 3A-1, Class 3A-2A, Class 3A-2B, Class 3A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, and Class B-7 Certificates in the same proportion as interest is payable with respect to those Certificates.

         (4) Any interest with respect to this REMIC II Regular Interest -- in excess of the product of (i) 1,000 times the weighted average coupon of the Class II-1A-1, Class II-1A-2, Class II-1A-3, Class II-2A-1, Class II-2A-2, Class II-2A-3, Class II-3A-1, Class II-3A-2A, Class II-3A-2B, Class II-3A-3, Class II-B-1, Class II-B-2, Class II-B-

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

3, Class II-B-4, Class II-B-5, Class II-B-6, Class II-B-7, and Class II-Q REMIC II Regular Interests, where each of the Class II-1A-1, Class II-1A-2, Class II-1A-3, Class II-2A-1, Class II-2A-2, Class II-2A-3, Class II-3A-1, Class II-3A-2A, Class II-3A-2B, Class II-3A-3, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Class II-B-6, and Class II-B-7 REMIC II Regular Interests is first subject to a cap and floor equal to the Pass-Through Rates of the Class 1A-1, Class 1A-2, Class 1A-3, Class 2A-1, Class 2A-2, Class 2A-3, Class 3A-1, Class 3A-2A, Class 3A-2B, Class 3A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, and Class B-7 Certificates, respectively, and the Class II-Q REMIC II Regular Interest is subject to a cap equal to 0%, and (ii) the principal balance of this REMIC II Regular Interest, will be allocated to the Class B-IO Certificates. In addition, an amount equal to the Initial Overcollateralization Amount shall be allocated to the Class B-IO Certificates on the first Distribution Date. The Class B-IO Certificates shall be subordinated to the extent provided in Section 6.01.

         (5) Class II-3X pays interest equal to 120 basis points of the interest paid on the Class I-3X interest (or the total interest paid on the Class I-3X interest, if less). Interest with respect to the Class II-3X shall be allocated entirely to the Class 3X Certificates.

         (6) The Class R-II Certificates do not have a Pass-Through Rate and will not bear interest. On each Distribution Date, amounts, if any, remaining in REMIC II after payments of interest and principal, as designated above, will be distributed to the Class R-II Certificate.

                  (iii) REMIC III will be evidenced by (x) the Class 1A-1, Class 1A-2, Class 1A-3, Class 2A-1, Class 2A-2, Class 2A-3, Class 3A-1, Class 3A-2A, Class 3A-2B, Class 3A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, and Class B-7 REMIC III Regular Interests, which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC III and have the principal balances and accrue interest at the Pass-Through Rates equal to those set forth in this Section 5.01(c)(iii), and (y) the Class R-III Certificate, which is hereby designated as the single "residual interest" in REMIC III.

                  The REMIC III Regular Interests and the Class R-III Certificate will have the following designations, initial balances and pass-through rates:

         REMIC III INTEREST        INITIAL BALANCE          PASS-THROUGH RATE
               1A-1                    $54,774,000                  (1)
               1A-2                    $27,387,000                  (1)
               1A-3                     $9,129,000                  (1)
               2A-1                   $348,566,000                  (2)
               2A-2                   $174,283,000                  (2)
               2A-3                    $58,094,000                  (2)
               3A-1                   $364,133,000                  (3)
               3A-2A                  $132,067,000                  (3)
               3A-2B                   $50,000,000                  (3)
               3A-3                    $60,689,000                  (3)
               B-1                     $44,522,000                  (4)
               B-2                     $23,321,000                  (4)
               B-3                      $7,067,000                  (4)
               B-4                     $16,961,000                  (4)
               B-5                      $7,067,000                  (4)
               B-6                     $14,134,000                  (4)
               B-7                      $7,067,000                  (4)
               Class R-III                      $0                  N/A(5)

         (1) The weighted average of the Net Rates of the Group 1 Mortgage Loans (as of the second preceding Due Date), weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

         (2) The weighted average of the Net Rates of the Group 2 Mortgage Loans (as of the second preceding Due Date), weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date.

         (3) The weighted average of the Net Rates of the Group 3 Mortgage Loans (as of the second preceding Due Date), weighted on the basis of the respective Scheduled Principal Balance of each such Mortgage Loan as of the beginning of the Due Period immediately preceding the related Distribution Date .

         (4) A variable Pass-Through Rate equal to the weighted average of the Pass-Through Rates on the Class II-1A-1, Class II-1A-2, Class II-1A-3, Class II-2A-1, Class II-2A-2, Class II-2A-3, Class II-3A-1, Class II-3A-2A, Class II-3A-2B, Class II-3A-3, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Class II-B-6, and Class II-B-7 REMIC II Regular Interests, weighted on the basis of the Uncertificated Principal Balance of each such REMIC II Regular Interest immediately preceding the related Distribution Date.

         (5) The Class R-III Certificates do not have a Pass-Through Rate and will not bear interest. On each Distribution Date, amounts, if any, remaining in REMIC III after payments of interest and principal, as designated above, will be distributed to the Class R-III Certificate.

                  (iv) The Class 1A-1, Class 1A-2, Class 1A-3, Class 2A-1, Class 2A-2, Class 2A-3, Class 3A-1, Class 3A-2A, Class 3A-2B, Class 3A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class 3-X, and Class B-IO Certificates (exclusive of any rights such Certificates may have to receive any payments of, Basis Risk Shortfall Carry Forward Amounts and amounts from the Yield Maintenance Account), and the Class B-IO Certificates (exclusive of any rights such Certificates may have to receive, and payments of or from, Cap Contracts, Cap Contract Payment Amounts, Basis Risk Shortfall Carry Forward Amounts, the Basis Risk Reserve Fund, the Reserve Fund, Coupon Strip amounts, the Final Maturity Reserve Account, and the Class B-IO Certificates (exclusive of any rights or obligations associated with these Certificates in connection with the treatment of the Holders of such Certificates as the owners, for federal income tax purposes, of the Cap Contracts, Cap Contract Payments, the Reserve Fund, the Basis Risk Reserve Fund, Coupon Strip amounts, the Final Maturity Reserve Account and the payments of Basis Risk Shortfall Carry Forward Amounts, as described in Sections 4.04, 4.05 and 4.06, above), are hereby designated as "regular interests" with respect to REMIC IV (the "REMIC IV Regular Interests") and the Class R-IV Certificate is hereby designated as the single "residual interest" with respect to REMIC IV. On each Distribution Date, amounts, if any, remaining in REMIC IV after payments of interest and principal as designated herein shall be distributed to the Class R-IV Certificate. The terms of the REMIC IV Regular Interests are set out in Section 6.01.

         DESIGNATION       INITIAL PRINCIPAL/NOTIONAL AMOUNT   PASS-THROUGH RATE
            1A-1                    $54,774,000                     (1)
            1A-2                    $27,387,000                     (2)
            1A-3                     $9,129,000                     (3)
            2A-1                   $348,566,000                     (4)
            2A-2                   $174,283,000                     (5)

            2A-3                    $58,094,000                     (6)
            3A-1                   $364,133,000                     (7)
            3A-2A                  $132,067,000                     (8)
            3A-2B                   $50,000,000                     (9)
            3A-3                    $60,689,000                     (10)
             3X                            (11)                     (11)
             B-1                    $44,522,000                     (12)
             B-2                    $23,321,000                     (13)
             B-3                     $7,067,000                     (14)
             B-4                    $16,961,000                     (15)
             B-5                     $7,067,000                     (16)
             B-6                    $14,134,000                     (17)
             B-7                     $7,067,000                     (18)
            B-IO                    Notional(19)                    N/A
             X-P                    Notional(20)                    N/A
            R-IV                              $0                    (21)

                  (1) The Class 1A-1 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (2) The Class 1A-2 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (3) The Class 1A-3 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (4) The Class 2A-1 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (5) The Class 2A-2 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (6) The Class 2A-3 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (7) The Class 3A-1 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (8) The Class 3A-2A Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (9) The Class 3A-2B Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (10) The Class 3A-3 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (11) The Class 3X Certificates will bear interest on at a fixed per annum Pass-Through Rate equal to 1.20% on a notional amount, on any distribution date, equal to the aggregate outstanding certificate principal balance of the Class 3A Certificates. The initial notional amount is $606,889,000.

                  (12) The Class B-1 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (13) The Class B-2 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (14) The Class B-3 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (15) The Class B-4 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (16) The Class B-5 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (17) The Class B-6 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (18) The Class B-7 Certificates will bear interest at an adjustable per annum Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the applicable Margin, (ii) 10.50% per annum and
         (iii) the applicable Net Rate Cap.

                  (19) Initially $1,413,394,201 and thereafter the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period. The Class B-IO Certificates will be entitled to receive certain distributions as provided for in Section 6.01. Other than for federal income tax purposes, the Class B-IO Distribution Amount may be deemed to be interest on the notional principal balance of the Class B-IO Certificates.

                  (20) The Class XP Certificates will not bear any interest. The Class XP Certificates will be entitled to receive Prepayment Charges collected with respect to the Prepayment Charge Loans. The Class XP Certificates will not represent an interest in any REMIC, they will instead represent an interest in the Trust constituted by this Agreement that is a strip of Prepayment Charges associated with the Prepayment Charge Loans.

                  (21) The Class R-IV Certificates do not have a Pass-Through Rate and will not bear interest. On each Distribution Date, amounts, if any, remaining in REMIC IV after payments of interest and principal, as designated above, will be distributed to the Class R-IV Certificate.

                  (v) REMIC V will be evidenced by (x) the REMIC V B-IO Regular Interest, which will be uncertificated and non-transferable and is hereby designated as the "regular interest" in REMIC V and has the principal balance and accrues interest at the Pass-

         Through Rates equal to those set forth in this Section 5.01(c)(v), and
         (y) the Class R-X Certificate, which is hereby designated as the single "residual interest" in REMIC V.

                  The REMIC V Regular Interest and the Class R-X Certificate will have the following designations, initial balances and pass-through rates:

         CLASS DESIGNATION FOR      TYPE OF      INITIAL UNCERTIFICATED   UNCERTIFICATED PASS-
         EACH REMIC V INTEREST      INTEREST       PRINCIPAL BALANCE         THROUGH RATE

          B-IO                        Regular             $14,133,201                  (1)
          Class R-X Certificates      Residual                     $0                  (2)


                  (1) The Class B-IO Certificates will bear interest at a per annum rate equal to the Class B-IO Pass-Through Rate on its Notional Amount. The REMIC V Regular Interest will not have an Uncertificated Pass-Through Rate, but will be entitled to 100% of all amounts distributed or deemed distributed on the REMIC IV B-IO Regular Interest.

                  (2) The Class R-X Certificates do not have a Pass-Through Rate and will not bear interest. On each Distribution Date, amounts, if any, remaining in REMIC V after payments of interest and principal, as designated above, will be distributed to the Class R-X Certificate.

                           (vi) Payments of or from, Cap Contracts, Cap Contract Payment Amounts, Basis Risk Shortfall Carry Forward Amounts, the Basis Risk Reserve Fund, the Reserve Fund, Coupon Strip amounts, and the Final Maturity Reserve Account shall be deemed to be made to the holder of the Class B-IO Certificate, who will be the owner of such amounts for federal income tax purposes. The Class B-IO Certificateholder will be deemed to have paid over such amounts, pursuant to a notional principal contract, to the Class 1A-1, Class 1A-2, Class 1A-3, Class 2A-1, Class 2A-2, Class 2A-3, Class 3A-1, Class 3A-2A, Class 3A-2B, Class 3A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, or Class 3-X Certificates, as appropriate, in the manner and extent to which such Certificates are entitled to receive such amounts under this Agreement.

                  (d) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date in the Trust Fund has been designated as the "latest possible maturity date" for the REMIC I Regular Interests and the Certificates.

                  (e) With respect to each Distribution Date, each Class of Certificates (other than the Residual Certificates) shall accrue interest during the related Interest Accrual Period. With respect to each Distribution Date and each such Class of Adjustable Rate Certificates and the Class B-IO Certificates shall be calculated on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period, and with respect to each Distribution Date and each such Class of Variable Rate Certificates, interest is calculated on the basis of a 360-day year consisting of twelve 30 day months, based upon the respective Pass-Through Rate set forth, or determined as provided, above and the Certificate Principal Balance of such Class of Certificates applicable to such Distribution Date. The Residual Certificates do not have a Pass-Through Rate and shall not bear interest.

                  (f) The Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5 and A-6. On original issuance, the Trustee shall sign, and the Certificate Registrar shall countersign and deliver the Certificates at the direction of the Depositor. Pending the preparation of definitive Certificates of any Class, the Trustee may sign and the Certificate Registrar may countersign temporary Certificates that are printed, lithographed or typewritten, in authorized denominations for Certificates of such Class, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Certificate Registrar Office, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall sign and the Certificate Registrar shall countersign and deliver in exchange therefor a like aggregate principal amount, in authorized denominations for such Class, of definitive Certificates of the same Class. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

                  (g) Each Class of Book-Entry Certificates will be registered as a single Certificate of such Class held by a nominee of the Depository or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of (i) in the case of the Senior Certificates (other than the Residual Certificates), $1,000 and in each case increments of $1.00 in excess thereof, and (ii) in the case of the Offered Subordinate Certificates, $25,000 and increments of $1.00 in excess thereof, except that one Certificate of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Certificate Principal Balance or Notional Amount, as the case may be, of such Class of Certificates on the Closing Date.

         On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall countersign, Physical Certificates all in an aggregate principal amount that shall equal the Certificate Principal Balance or Notional Amount, as the case may be, of such Class of Certificates on the Closing Date. The Class 3A-2B Certificate shall be issued as a single certificate for the entire Class Principal Balance thereof, and shall be registered in the name of JPMorgan Chase Bank, N.A., as Grantor Trustee under the Grantor Trust Agreement. The Class XP Certificates and the Residual Certificates shall each be issued in certificated fully-registered form. Each Class of Global Certificates, if any, shall be issued in fully registered form in minimum dollar denominations of $50,000 and integral multiples of $1.00 in excess thereof, except that one Certificate of each Class may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Certificate Principal Balance or Notional Amount, as the case may be, of such Class of Certificates on the Closing Date.

         On the Closing Date, the Trustee shall execute and the Certificate Registrar shall countersign (i) in the case of each Class of Offered Certificates (other than the Grantor Trust Certificates), the Certificate in the entire Certificate Principal Balance of the respective Class of

Certificates and (ii) in the case of each Class of Private Certificates, Individual Certificates all in an aggregate principal amount or notional amount, as the case may be, that shall equal the Certificate Principal Balance or Notional Amount, as the case may be, of each such respective Class of Certificates on the Closing Date. The Certificates referred to in clause (i) and, if at any time there are to be Global Certificates, the Global Certificates, shall be delivered by the Depositor to the Depository or, pursuant to the Depository's instructions, shall be delivered by the Depositor on behalf of the Depository to and deposited with the DTC Custodian. The Trustee shall sign the Certificates by facsimile or manual signature and the Certificate Registrar shall countersign them by manual signature on behalf of the Trustee by one or more authorized signatories, each of whom shall be Responsible Officers of the Trustee or its agent and the Certificate Registrar or its agent, as applicable. A Certificate bearing the manual and facsimile signatures of individuals who were the authorized signatories of the Trustee or its agent or the Certificate Registrar or its agent, as applicable, at the time of issuance shall bind the Trustee and the Certificate Registrar, notwithstanding that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

                  (h) No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed countersignature of the Certificate Registrar or its agent, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their countersignature.

                  (i) The Closing Date is hereby designated as the "startup" day of each REMIC within the meaning of Section 860G(a)(9) of the Code.

                  (j) For federal income tax purposes, each REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

                  (k) The Trustee on behalf of the Trust shall cause each REMIC to timely elect to be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of any Trust established hereby shall be resolved in a manner that preserves the validity of such elections.

                  (l) The following legend shall be placed on the Residual Certificates, whether upon original issuance or upon issuance of any other Certificate of any such Class In exchange therefor or upon transfer thereof:

         THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER AND THE SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY

RELY THAT IS SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OF CERTIFICATES ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE.

         Section 5.02. Registration of Transfer and Exchange of Certificates.

                  (a) The Certificate Registrar shall maintain at its Certificate Registrar Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

                  (b) Subject to Subsection 5.01(a) and, in the case of any Global Certificate or Physical Certificate upon the satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose, the Trustee shall sign, and the Certificate Registrar shall countersign and deliver, in the name of the designated transferee or transferees, a new Certificate of a like Class and aggregate Fractional Undivided Interest, but bearing a different number.

                  (c) By acceptance of an Individual Certificate, whether upon original issuance or subsequent transfer, each holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth in the Securities Legend and agrees that it will transfer such a Certificate only as provided herein. In addition to the provisions of Subsection 5.02(h), the following restrictions shall apply with respect to the transfer and registration of transfer of an Individual Certificate to a transferee that takes delivery in the form of an Individual Certificate:

                           (i) The Certificate Registrar shall register the
                     transfer of an Individual Certificate if the requested transfer is being made to a transferee who has provided the Certificate Registrar with a Rule 144A Certificate or comparable evidence as to its QIB status.

                           (ii) The Certificate Registrar shall register the
                     transfer of any Individual Certificate if (x) the transferor has advised the Certificate Registrar in writing that the Certificate is being transferred to an Institutional Accredited Investor, and (y) prior to the transfer the transferee furnishes to the Certificate Registrar an Investment Letter (and the Certificate Registrar shall be fully protected in so doing), provided that, if based upon an Opinion of Counsel to the effect that the delivery of (x) and (y) above are not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Certificate Registrar shall as a condition of the registration of any such transfer require the transferor to furnish such other certifications, legal opinions or other information prior to registering the transfer of an Individual Certificate as shall be set forth in such Opinion of Counsel.

                  (d) Subject to Subsection 5.02(h), so long as a Global Certificate of such Class is outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in such Global Certificate, or transfers by holders of Individual Certificates of such Class to transferees that take delivery in the form of beneficial interests in the Global Certificate, may be made only in accordance with this Subsection 5.02(d) and in accordance with the rules of the Depository:

                           (i) In the case of a beneficial interest in the
                     Global Certificate being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of an Individual Certificate or Certificates and the Certificate Registrar shall register such transfer only upon compliance with the provisions of Subsection 5.02(c)(ii).

                           (ii) In the case of a beneficial interest in a Class
                     of Global Certificates being transferred to a transferee that takes delivery in the form of an Individual Certificate or Certificates of such Class, except as set forth in clause (i) above, the Certificate Registrar shall register such transfer only upon compliance with the provisions of Subsection 5.02(c)(i).

                           (iii) In the case of an Individual Certificate of a
                     Class being transferred to a transferee that takes delivery in the form of a beneficial interest in a Global Certificate of such Class, the Certificate Registrar shall register such transfer if the transferee has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

                           (iv) No restrictions shall apply with respect to the
                     transfer or registration of transfer of a beneficial interest in the Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class; provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB.

                  (e) Subject to Subsection 5.02(h), an exchange of a beneficial interest in a Global Certificate of a Class for an Individual Certificate or Certificates of such Class, an exchange of an Individual Certificate or Certificates of a Class for a beneficial interest in the Global Certificate of such Class and an exchange of an Individual Certificate or Certificates of a Class for another Individual Certificate or Certificates of such Class (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Certificate of such Class, so long as such Certificate is outstanding and is held by or on behalf of the Depository) may be made only in accordance with this Subsection 5.02(e) and in accordance with the rules of the Depository:

                           (i) A holder of a beneficial interest in a Global
                     Certificate of a Class may at any time exchange such beneficial interest for an Individual Certificate or Certificates of such Class.

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                           (ii) A holder of an Individual Certificate or
                     Certificates of a Class may exchange such Certificate or Certificates for a beneficial interest in the Global Certificate of such Class If such holder furnishes to the Certificate Registrar a Rule 144A Certificate or comparable evidence as to its QIB status.

                           (iii) A holder of an Individual Certificate of a
                     Class may exchange such Certificate for an equal aggregate principal amount of Individual Certificates of such Class In different authorized denominations without any certification.

                  (f) (i) Upon acceptance for exchange or transfer of an Individual Certificate of a Class for a beneficial interest in a Global Certificate of such Class as provided herein, the Certificate Registrar shall cancel such Individual Certificate and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Certificate (or on a continuation of such schedule affixed to the Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and an increase in the certificate balance of the Global Certificate equal to the certificate balance of such Individual Certificate exchanged or transferred therefor.

                           (ii) Upon acceptance for exchange or transfer of a
                     beneficial interest in a Global Certificate of a Class for an Individual Certificate of such Class as provided herein, the Certificate Registrar shall (or shall request the Depository to) endorse on the schedule affixed to such Global Certificate (or on a continuation of such schedule affixed to such Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and a decrease in the certificate balance of such Global Certificate equal to the certificate balance of such Individual Certificate issued in exchange therefor or upon transfer thereof.

                  (g) The Securities Legend shall be placed on any Individual Certificate issued in exchange for or upon transfer of another Individual Certificate or of a beneficial interest in a Global Certificate.

                  (h) Subject to the restrictions on transfer and exchange set forth in this Section 5.02, the holder of any Individual Certificate may transfer or exchange the same in whole or in part (in an initial certificate balance equal to the minimum authorized denomination set forth in Section 5.01(g) above or any integral multiple of $1.00 in excess thereof) by surrendering such Certificate at the Certificate Registrar Office, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Certificate Registrar in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Certificate may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Certificate Registrar (as agent of the Depositor) in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Following a proper request for transfer or exchange, the Certificate Registrar shall, within five Business Days of such request made at such the Certificate Registrar Office, sign, countersign and deliver at the Certificate Registrar Office, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case

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of exchange) to such address as the transferee or holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Fractional Undivided Interest and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Certificate Registrar Office by the registered holder in person, or by a duly authorized attorney-in-fact.

                  (i) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency; provided, however, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Depositor as indicated to the Trustee in writing. Whenever any Certificates are so surrendered for exchange, the Trustee shall sign and the Certificate Registrar shall countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

                  (j) If the Certificate Registrar so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Certificate Registrar, duly executed by the holder thereof or his or her attorney duly authorized in writing.

                  (k) No service charge shall be made for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (l) The Certificate Registrar shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Exchange Act, and thereafter may destroy such Certificates.

         Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

                  (a) If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar, the Master Servicer, the Securities Administrator and the Trustee such security or indemnity as it may require to save it harmless, and (iii) the Certificate Registrar has not received notice that such Certificate has been acquired by a third Person, the Trustee shall sign and the Certificate Registrar shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Certificate Registrar and shall be of no further effect and evidence no rights.

                  (b) Upon the issuance of any new Certificate under this
Section 5.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other

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governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section
5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04. Persons Deemed Owners . Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Paying Agent, the Certificate Registrar, the Trustee and any agent of the Depositor, the Paying Agent, the Certificate Registrar, or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 6.01 and for all other purposes whatsoever. Neither the Depositor, the Paying Agent, the Certificate Registrar the Trustee nor any agent of the Depositor, the Paying Agent, the Certificate Registrar or the Trustee shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

         Section 5.05. Transfer Restrictions on Residual Certificates.

                  (a) Residual Certificates, or interests therein, may not be transferred without the prior express written consent of the Tax Matters Person and the Depositor. As a prerequisite to such consent, the proposed transferee must provide the Tax Matters Person, the Depositor, the Certificate Registrar and the Trustee with an affidavit that the proposed transferee is a Permitted Transferee (and, unless the Tax Matters Person and the Depositor consent to the transfer to a person who is not a U.S. Person, an affidavit that it is a U.S. Person) as provided in Subsection 5.05(b).

                  (b) No transfer, sale or other disposition of a Residual Certificate (including a beneficial interest therein) may be made unless, prior to the transfer, sale or other disposition of a Residual Certificate, the proposed transferee (including the initial purchasers thereof) delivers to the Tax Matters Person, the Certificate Registrar, the Trustee and the Depositor an affidavit in the form attached hereto as Exhibit E stating, among other things, that as of the date of such transfer (i) such transferee is a Permitted Transferee and that (ii) such transferee is not acquiring such Residual Certificate for the account of any person who is not a Permitted Transferee. The Tax Matters Person shall not consent to a transfer of a Residual Certificate if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of a Residual Certificate to any Person who is not a Permitted Transferee, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Holder of a Residual Certificate for any purpose hereunder, including, but not limited to, the receipt of distributions thereon. If any purported transfer shall be in violation of the provisions of this Subsection 5.05(b), then the prior Holder thereof shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Subsection 5.05(b), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer. None of the Trustee, the Certificate Registrar, the Tax Matters Person or the Depositor shall be under any liability to any Person for any registration or transfer of a Residual Certificate that is not permitted by this Subsection 5.05(b) or for making payments due on such Residual Certificate to the purported

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Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the written affidavit referred to above was received with respect to such transfer, and the Tax Matters Person, the Trustee and the Depositor, as applicable, had no knowledge that it was untrue. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a Permitted Transferee under this Subsection 5.05(b) at the time it became a Holder all payments made on such Residual Certificate. Each Holder of a Residual Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Subsection 5.05(b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Tax Matters Person or the Depositor to ensure that the Residual Certificates are not transferred to any Person who is not a Permitted Transferee and that any transfer of such Residual Certificates will not cause the imposition of a tax upon the Trust or cause any REMIC to fail to qualify as a REMIC.

                  (c) Unless the Tax Matters Person and the Depositor shall have consented in writing (which consent may be withheld in the Tax Matters Person's or the Depositor's sole discretion), the Residual Certificates (including a beneficial interest therein) may not be purchased by or transferred to any person who is not a United States Person.

                  (d) By accepting a Residual Certificate, the purchaser thereof agrees to be a Tax Matters Person, and appoints the Securities Administrator to act as its agent with respect to all matters concerning the tax obligations of the Trust.

         Section 5.06. Restrictions on Transferability of Certificates.

                  No offer, sale, transfer or other disposition (including pledge) of any Certificate shall be made by any Holder thereof unless registered under the Securities Act, or an exemption from the registration requirements of the Securities Act and any applicable state securities or "Blue Sky" laws is available and the prospective transferee (other than the Depositor) of such Certificate signs and delivers to the Certificate Registrar an Investment Letter, if the transferee is an Institutional Accredited Investor, in the form set forth as Exhibit F-1 hereto, or a Rule 144A Certificate, if the transferee is a QIB, in the form set forth as Exhibit F-2 hereto. Notwithstanding the provisions of the immediately preceding sentence, no restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in any Certificate that is a Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class, provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB. In the case of a proposed transfer of any Certificate to a transferee other than a QIB, the Certificate Registrar may require an Opinion of Counsel that such transaction is exempt from the registration requirements of the Securities Act. The cost of such opinion shall not be an expense of the Trustee or the Trust Fund.

         Section 5.07. ERISA Restrictions.

                  (a) Subject to the provisions of Subsection 5.07(b), no Certificates may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, unless the

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proposed transferee provides either (i) the Trustee, the Certificate Registrar, the Master Servicer and the Securities Administrator with an Opinion of Counsel satisfactory to the Trustee, the Certificate Registrar, the Master Servicer and the Securities Administrator, which opinion will not be at the expense of the Trustee, the Master Servicer or the Securities Administrator, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Master Servicer, the Depositor, any Servicer or the Securities Administrator to any obligation in addition to those undertaken in the Agreement or (ii) a representation or certification to the Trustee and the Certificate Registrar (upon which each of the Trustee and the Certificate Registrar is authorized to rely) to the effect that the proposed transfer and/or holding of such a Certificate and the servicing, management and operation of the Trust: (I) will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code unless it is covered under an individual or class prohibited transaction exemption, including but not limited to Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTCE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTCE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts), PTCE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts), and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers), or Section 401(c) of ERISA and the regulations promulgated thereunder; (II) will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code; and (III) will not subject the Depositor, the Certificate Registrar, the Securities Administrator, any Servicer, the Master Servicer or the Trustee to any obligation in addition to those undertaken in the Agreement.

                  (b) The restrictions in clause (a) above notwithstanding, each beneficial owner of a Certificate that is a Book-Entry Certificate, or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or interest therein, that either (i) it is not a Plan or investing with "Plan Assets", (ii) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption 97-34, as amended (the "Exemption"), and that it understands that there are certain conditions to the availability of the Exemption, including that the certificate must be rated, at the time of purchase, not lower than "AA-" (or its equivalent) by S&P, Fitch or Moody's Investors Service, Inc., and the certificate is so rated or (iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the applicable conditions of PTCE 95-60 have been satisfied.

                  (c) Neither the Trustee, the Certificate Registrar, the Master Servicer nor the Securities Administrator will be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to the Global Certificates or any Book-Entry Certificate. Any attempted or purported transfer of any Certificate in violation of the provisions of Subsections (a) or
(b) above shall be void ab initio and such Certificate shall be considered to

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have been held continuously by the prior permitted Certificateholder. Any transferor of any Certificate in violation of such provisions, shall indemnify and hold harmless the Trustee, the Certificate Registrar, the Securities Administrator and the Master Servicer from and against any and all liabilities, claims, costs or expenses incurred by the Trustee, the Certificate Registrar, the Securities Administrator or the Master Servicer as a result of such attempted or purported transfer. Neither the Trustee nor the Certificate Registrar shall have any liability for transfer of any such Global Certificates or any Book-Entry Certificates in or through book-entry facilities of any Depository or between or among Depository Participants or Certificate Owners made in violation of the transfer restrictions set forth herein.

         Section 5.08. Rule 144A Information.

         For so long as any Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act: (1) the Depositor will provide or cause to be provided to any holder of such Certificates and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Depositor shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Certificates conducted in accordance with Rule 144A.

         Section 5.09. Appointment of Paying Agent and Certificate Registrar.

         Wells Fargo Bank, National Association, as Securities Administrator, shall act as the initial Paying Agent and Certificate Registrar. Each of the Paying Agent and the Certificate Registrar may resign upon thirty (30) days' prior written notice to the Trustee; provided hereto that no such resignation shall be effective until the appointment of a successor paying agent or certificate registrar. In the event the Paying Agent and/or the Certificate Registrar resigns or is removed by the Trustee for cause, the Trustee may appoint a successor paying agent or certificate registrar, as applicable. The Trustee shall cause such successor paying agent, if other than the Trustee or the Master Servicer or the Securities Administrator, to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee that such paying agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums have been paid to the Certificateholders.

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                                   Article VI
                         Payments to Certificateholders

         Section 6.01. Distributions on the Certificates.

                  (a) Interest and (as applicable) principal on the Certificates (other than the Residual Certificates) will be distributed monthly on each Distribution Date, commencing in January 2006, in an aggregate amount equal to the Available Funds for such Distribution Date.

         On each Distribution Date, an amount equal to the Available Funds for such Distribution Date shall be withdrawn by the Paying Agent from the Distribution Account and distributed as directed in accordance with the Remittance Report for such Distribution Date, in the manner set forth in clauses
(i), (ii) and (iii) below:

         (i) Interest Funds. On each Distribution Date, the Paying Agent shall apply Interest Funds to pay any accrued and unpaid interest on the Senior and Subordinate Certificates in the following order of priority:

                           first, on each Distribution Date on and after the
                  Distribution Date in February 2013, if applicable, to the Coupon Strip Account, an amount equal to the Coupon Strip for such Distribution Date;

                           second, from remaining Interest Funds, to each class
                  of Senior Certificates, concurrently, as follows:

                           (i) from the related Senior Interest Allocation Percentage of the remaining Interest Funds, to each Class of Class 1A Certificates, the Current Interest and then any Interest Carry Forward Amount for each such Class, on a pro rata basis based on the Current Interest and then any Interest Carry Forward Amount owed to each such Class;

                           (ii) from the related Senior Interest Allocation Percentage of the remaining Interest Funds, to each Class of Class 2A Certificates, the Current Interest and then any Interest Carry Forward Amount for each such Class, on a pro rata basis based on the Current Interest and then any Interest Carry Forward Amount owed to each such Class; and

                           (iii) from the related Senior Interest Allocation Percentage of the remaining Interest Funds, to each Class of Class 3A Certificates and Class 3X Certificates, the Current Interest and then any Interest Carry Forward Amount for each such Class, on a pro rata basis based on the Current Interest and then any Interest Carry Forward Amount owed to each such Class;

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                           third, from remaining Interest Funds, to each Class
                  of Senior Certificates, the Current Interest and then any Interest Carry Forward Amount for each such Class to the extent remaining unpaid after distributions pursuant to clause second above, on a pro rata basis based on the remaining Current Interest and then any Interest Carry Forward Amount owed to each such Class;

                           fourth, from remaining Interest Funds, to the Class
                  B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, and Class B-7 Certificates, sequentially, in that order, the Current Interest for each such Class;

                           fifth, any Excess Spread to the extent necessary to
                  meet a level of overcollateralization equal to the Overcollateralization Target Amount will be the Extra Principal Distribution Amount and will be included as part of the Principal Distribution Amount and distributed in accordance with clause (A) and (B) of paragraph (ii) below (as applicable); and

                           sixth, any remaining Excess Spread will be the
                  Remaining Excess Spread and will be applied, together with the Overcollateralization Release Amount, as Net Monthly Excess Cashflow in accordance with paragraph (iii), below.

         On any Distribution Date, any shortfalls resulting from the application of the Relief Act and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest Payments will be allocated, first, in reduction of amounts otherwise distributable to the Class B-IO Certificates and Residual Certificates and thereafter, to the Current Interest payable to the Class A and Class B Certificates, on a pro rata basis, on such Distribution Date, based on the respective amounts of interest accrued on such Certificates for such Distribution Date. The holders of the Class A and Class B Certificates will not be entitled to reimbursement for any such interest shortfalls, except as provided below under clause tenth of paragraph (iii).

         On any Distribution Date, Net Deferred Interest on the Mortgage Loans will be allocated to each Class of Certificates, pro rata, in accordance with the allocable amount set forth in the definition of Net Deferred Interest.

         (ii) Principal Distribution Amounts. The Paying Agent shall apply the Principal Distribution Amount to pay as principal on the Class A Certificates and the Class B Certificates in the following order of priority:

                  (A) On each Distribution Date (i) prior to the Stepdown Date or (ii) on which a Trigger Event is in effect, from the Principal Distribution Amount for such Distribution Date:

                           first, to each Class of Class A Certificates,
                  concurrently, as follows:

                           (i) to each Class of Class 1A Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, the related Senior Principal Allocation Percentage of the Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of each such Class is reduced to zero;

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                           (ii)     to each Class of Class 2A Certificates, on a
                                    pro rata basis in accordance with their
                                    respective Certificate Principal Balances, the related Senior Principal Allocation Percentage of the Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of each such Class is reduced to zero; and

                           (iii) to each Class of Class 3A Certificates (other than the Grantor Trust Class 3A-2B Certificates), on a pro rata basis in accordance with their respective Certificate Principal Balances, the related Senior Principal Allocation Percentage of the Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of each such Class is reduced to zero;

                           second, to the Class B-1 Certificates, any remaining
                  Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                           third, to the Class B-2 Certificates, any remaining
                  Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                           fourth, to the Class B-3 Certificates, any remaining
                  Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                           fifth, to the Class B-4 Certificates, any remaining
                  Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                           sixth, to the Class B-5 Certificates, any remaining
                  Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                           seventh, to the Class B-6 Certificates, any remaining
                  Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero; and

                           eighth, to the Class B-7 Certificates, any remaining
                  Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                  (B) On each Distribution Date on or after the Stepdown Date, so long as a Trigger Event is not in effect, the Principal Distribution Amount for such Distribution Date:

                           first, to each Class of Class A Certificates,
                  concurrently, as follows:

                           (i) to each Class of Class 1A Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, the related Senior Principal Allocation Percentage of the Class A Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of each such Class is reduced to zero;

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                           (ii)     to each Class of Class 2A Certificates, on a
                                    pro rata basis in accordance with their
                                    respective Certificate Principal Balances, the related Senior Principal Allocation Percentage of the Class A Principal Distribution Amount for such Distribution Date, until the Certificate Principal
                                    Balance of each such Class is reduced to zero; and

                           (iii) to each Class of Class 3A Certificates (other than the Grantor Trust Class 3A-2B Certificates), on a pro rata basis in accordance with their respective Certificate Principal Balances, the related Senior Principal Allocation Percentage of the Class A Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of each such Class is reduced to zero;

                           second, to the Class B-1 Certificates, from any
                  remaining Principal Distribution Amount, the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                           third, to the Class B-2 Certificates, from any
                  remaining Principal Distribution Amount, the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                           fourth, to the Class B-3 Certificates, from any
                  remaining Principal Distribution Amount, the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                           fifth, to the Class B-4 Certificates, from any
                  remaining Principal Distribution Amount, the Class B-4 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                           sixth, to the Class B-5 Certificates, from any
                  remaining Principal Distribution Amount, the Class B-5 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                           seventh, to the Class B-6 Certificates, from any
                  remaining Principal Distribution Amount, the Class B-6 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and

                           eighth, to the Class B-7 Certificates, from any
                  remaining Principal Distribution Amount, the Class B-7 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero.

                  (C) Notwithstanding the provisions of the foregoing clauses
         (A) and (B), if on any distribution date the Class A Certificates in a Sub-Loan Group are no longer outstanding, the portion of the Principal Distribution Amount or the Class A Principal Distribution Amount otherwise allocable to such certificates will be allocated to the outstanding Class A Certificates in the other Loan Group or Loan Groups, on a pro rata basis in accordance with their respective Certificate Principal Balances, and will be

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         distributed among such Classes in the manner set forth in the foregoing clauses (A) and (B), as applicable, until the Certificate Principal Balances of such Classes have been reduced to zero.

         (iii) Net Monthly Excess Cashflow. On each Distribution Date, the Net Monthly Excess Cashflow will be applied to the Senior and Subordinate Certificates in the following order of priority:

                           first, from any Net Monthly Excess Cashflow to each
                  Class of Senior Certificates, as follows:

                  (a) any Interest Carry Forward Amount for each such Class and Distribution Date, to the extent not fully paid pursuant to clause second of clause (i) above, pro rata in accordance with the respective amounts owed to each such Class, and then

                  (b) any Unpaid Realized Loss Amount for each Class of Class A Certificates and Distribution Date, concurrently, (x) from Net Monthly Excess Cashflow in respect of Sub-Loan Group 1, to the Class 1A-1, Class 1A-2 and Class 1A-3 Certificates, sequentially, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero; (y) from Net Monthly Excess Cashflow in respect of Sub-Loan Group 2, to the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates, sequentially, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero; and (z) from Net Monthly Excess Cashflow in respect of Sub-Loan Group 3, first to the Class 3A-1 Certificates, then to the Class 3A-2A and Class 3A-2B Certificates, pro rata, and then to the Class 3A-3 Certificates, sequentially, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero;

                           second, from any remaining Net Monthly Excess
                  Cashflow, to the Class B-1 Certificates, an amount equal to
                  (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                           third, from any remaining Net Monthly Excess
                  Cashflow, to the Class B-2 Certificates, an amount equal to
                  (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                           fourth, from any remaining Net Monthly Excess
                  Cashflow, to the Class B-3 Certificates, an amount equal to
                  (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                           fifth, from any remaining Net Monthly Excess
                  Cashflow, to the Class B-4 Certificates, an amount equal to
                  (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

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                           sixth, from any remaining Net Monthly Excess
                  Cashflow, to the Class B-5 Certificates, an amount equal to
                  (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                           seventh, from any remaining Net Monthly Excess
                  Cashflow, to the Class B-6 Certificates, an amount equal to
                  (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                           eighth, from any remaining Net Monthly Excess
                  Cashflow, to the Class B-7 Certificates, an amount equal to
                  (a) any Interest Carry Forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such Distribution Date;

                           ninth, concurrently, from any remaining Net Monthly
                  Excess Cashflow, to the Class A Certificates, pro rata based on each such Class' allocated share, any Basis Risk Shortfall and any Basis Risk Shortfall Carry Forward Amount for each such Class for such Distribution Date;

                           tenth, from any remaining Net Monthly Excess
                  Cashflow, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 Certificates, sequentially, in that order, any Basis Risk Shortfall and any Basis Risk Shortfall Carry Forward Amount, in each case for such Class for such Distribution Date;

                           eleventh, from any remaining Net Monthly Excess
                  Cashflow, first to the Senior Certificates, pro rata, based on each such Class' allocated share, and then to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, sequentially, in that order, such respective Certificates' allocated share of any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest and any shortfalls resulting from the application of the Relief Act or similar state laws, in each case without interest accrued thereon; and

                           twelfth, from any remaining amounts, to the Class
                  B-IO Certificates, the Class B-IO Distribution Amount; and

                           thirteenth, any remaining amounts to the Residual
                  Certificates based on the related REMIC in which such amounts remain.

         (b) On each Distribution Date, all amounts transferred from the Class XP Reserve Account representing Prepayment Charges in respect of the Prepayment Charge Loans received during the related Prepayment Period will be withdrawn from the Distribution Account and distributed by the Paying Agent to the Holders of the Class XP Certificates and shall not be available for distribution to the Holders of any other Class of Certificates.


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         Section 6.02. Allocation of Losses and Subsequent Recoveries.

                  (a) On or prior to each Determination Date, the Master Servicer shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

                  (b) With respect to any Certificates (other than the Interest-Only Certificates and Non-Offered Certificates) on any Distribution Date, the principal portion of each Realized Loss on a Mortgage Loan shall be allocated as follows:

                  first, to the Class B-7 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                  second, to the Class B-6 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                  third, to the Class B-5 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                  fourth, to the Class B-4 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                  fifth, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                  sixth, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                  seventh, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

                  eighth, concurrently, (x) to the extent of Realized Losses in respect of Sub-Loan Group 1, to the Class 1A-3, Class 1A-2 and Class 1A-1 Certificates, sequentially, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero; (y) to the extent of Realized Losses in respect of Sub-Loan Group 2, to the Class 2A-3, Class 2A-2 and Class 2A-1 Certificates, sequentially, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero; and (z) to the extent of Realized Losses in respect of Sub-Loan Group 3, first to the Class 3A-3 Certificates, then to the Class 3A-2A and Class 3A-2B Certificates, pro rata, and then to the Class 3A-1 Certificates, sequentially, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero.

                  (c) Within each foregoing Class of Certificates, the principal portion of any Realized Losses on the Mortgage Loans will be allocated to each Certificate pro rata based upon the respective Certificate Principal Balance of such Certificate. The principal portion of any allocation of Realized Losses on the Mortgage Loans shall be accomplished by reducing the Certificate Principal Balance of the applicable Certificates on the related Distribution Date.

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                  (d) Realized Losses on the Mortgage Loans shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date.

         Section 6.03. Payments.

                  (a) On each Distribution Date, other than the final Distribution Date, the Paying Agent shall distribute, to the extent of funds then on deposit in the Distribution Account, to each Certificateholder of record on the directly preceding Record Date (other than each Certificateholder of record of the Residual Certificates) the Certificateholder's pro rata share of its Class of Certificates (based on the aggregate Fractional Undivided Interest represented by such Holder's Certificates) of all amounts required to be distributed on such Distribution Date to such Class of Certificates, based on information provided to the Securities Administrator by the Master Servicer. The Securities Administrator shall calculate the amount to be distributed to each Class of Certificates and, based on such amounts, the Securities Administrator shall determine the amount to be distributed to each Certificateholder. All of the Securities Administrator's calculations of payments shall be based solely on information provided to the Securities Administrator by the Master Servicer. The Securities Administrator shall not be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

                  (b) Payment of the above amounts to each Certificateholder shall be made (i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Paying Agent on or before the fifth Business Day preceding the Record Date of written instructions from a Certificateholder by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of each Class of Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Paying Agent specified in the notice to Certificateholders of such final payment.

         Section 6.04. Statements to Certificateholders.

                  (a) Concurrently with each distribution to Certificateholders, the Securities Administrator shall make available to the parties hereto and each Certificateholder via the Securities Administrator's internet website as set forth below, the following information, expressed with respect to clauses (i) through (vii) in the aggregate and as a Fractional Undivided Interest representing an initial Certificate Principal Balance of $1,000:

                           (i) the Certificate Principal Balance or Notional
                  Amount, as applicable, of each Class of Certificates immediately prior to such Distribution Date;

                           (ii) the amount of the related distribution to
                  holders of each Class allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all scheduled

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                  payments of principal included therein and (C) the Extra
                  Principal Distribution Amount (if any);

                           (iii) the aggregate amount of interest accrued at the
                  related Pass-Through Rate with respect to each Class during the related Interest Accrual Period;

                           (iv) the Net Interest Shortfall and any other
                  adjustments to interest at the related Pass-Through Rate necessary to account for any difference between interest accrued and aggregate interest distributed with respect to each Class of Certificates;

                           (v) the amount of the distribution allocable to
                  interest on each Class of Certificates that bears interest;

                           (vi) the Pass-Through Rate for each applicable Class
                  of Certificates with respect to the current Due Period, and, if applicable, whether such Pass-Through Rate was limited by the Net Rate Cap;

                           (vii) the Certificate Principal Balance or Notional
                  Amount of each Class of Certificates after such Distribution Date;

                           (viii) the amount of any Monthly Advances,
                  Compensating Interest Payments and outstanding unreimbursed advances by the Master Servicer or the Trustee included in such distribution;

                           (ix) the aggregate amount of any Realized Losses on
                  the Mortgage Loans (listed separately for each category of Realized Loss) and Subsequent Recoveries on the Mortgage Loans during the related Prepayment Period and cumulatively since the Cut-off Date, and the amount and source (separately identified) of any distribution in respect thereof included in such distribution;

                           (x) with respect to each Mortgage Loan which incurred
                  a Realized Loss during the related Prepayment Period, (a) the loan number, (b) the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, (c) the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the related Due Period, (d) the Net Liquidation Proceeds with respect to such Mortgage Loan and (e) the amount of the Realized Loss with respect to such Mortgage Loan;

                           (xi) the amount of Scheduled Principal and Principal
                  Prepayments (including but separately identifying the principal amount of principal prepayments, Insurance Proceeds, the purchase price in connection with the purchase of Mortgage Loans, cash deposits in connection with substitutions of Mortgage Loans and Net Liquidation Proceeds) and the number and principal balance of Mortgage Loans purchased or substituted for during the relevant period, and cumulatively since the Cut-off Date;

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                           (xii) the number of Mortgage Loans (excluding REO
                  Property) remaining in the Trust Fund as of the end of the related Prepayment Period;

                           (xiii) information regarding any Mortgage Loan
                  delinquencies as of the end of the related Prepayment Period, including the aggregate number and aggregate Outstanding Principal Balance of Mortgage Loans (a) delinquent 30 to 59 days on a contractual basis, (b) delinquent 60 to 89 days on a contractual basis, and (c) delinquent 90 or more days on a contractual basis, in each case as of the close of business on the last day of the immediately preceding month;

                           (xiv) the number of Mortgage Loans in the foreclosure
                  process as of the end of the related Due Period and the aggregate Outstanding Principal Balance of such Mortgage Loans;

                           (xv) the number and aggregate Outstanding Principal
                  Balance of all Mortgage Loans as to which the Mortgaged Property was REO Property as of the end of the related Due Period;

                           (xvi) the book value (the sum of (A) the Outstanding
                  Principal Balance of the related Mortgage Loan and (B) accrued interest through the date of foreclosure, minus (C) foreclosure expenses) of any REO Property; provided that, in the event that such information is not available to the Securities Administrator on the Distribution Date, such information shall be furnished promptly after it becomes available;

                           (xvii) the amount of Realized Losses on the Mortgage
                  Loans allocated to each Class of Certificates (other than the Residual Certificates) since the prior Distribution Date and in the aggregate for all prior Distribution Dates;

                           (xviii) [Reserved];

                           (xix) the Interest Carry Forward Amount and any Basis
                  Risk Shortfall Carry Forward Amount for each Class of Certificates;

                           (xx) the amount of the distribution made on such
                  Distribution Date to Holders of each Class allocable to interest and the portion thereof, if any, provided by the Cap Contracts;

                           (xxi) the cumulative amount of Applied Realized Loss
                  Amounts to date;

                           (xxii) whether a Trigger Event exists;

                           (xxiii) the amount of any Subsequent Recovery on the
                  Mortgage Loans for such Distribution Date, and the amount by which the Certificate Principal Balance of each Class of Certificates was increased as a result thereof; and

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                           (xxiv) the amount of the distribution made on such
                  Distribution Date to the Holders of the Class XP Certificates allocable to Prepayment Charges on the Prepayment Charge Loans.

         The information set forth above shall be calculated or reported, as the case may be, by the Securities Administrator, based solely on, and to the extent of, information provided to the Securities Administrator by the Master Servicer. The Securities Administrator may conclusively rely on such information and shall not be required to confirm, verify or recalculate any such information.

         The Securities Administrator may make available each month, to any interested party, the monthly statement to Certificateholders via the Securities Administrator's website initially located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator's customer service desk and indicating such. The Securities Administrator shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Securities Administrator shall provide timely and adequate notification to all parties regarding any such change.

         To the extent timely received from the Securities Administrator, the Trustee will also make monthly statements available each month to certificateholders via the Trustee's internet website. The Trustee's internet website will initially be located at www.jpmorgan.com/sfr. Assistance in using the Trustee's website service can be obtained by calling the Trustee's customer service desk at (877) 722-1095.

                  (b) By March 31 of each year beginning in 2007, the Securities Administrator will furnish such report to each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(ii) and (a)(v) above with respect to the Certificates, plus, upon request, information with respect to the amount of servicing compensation and such other customary information as the Securities Administrator may determine and advise the Trustee to be necessary and/or to be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to the requirements of the Code.

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         Section 6.05. Monthly Advances. Pursuant to the related Servicing
Agreement, each Servicer will make Monthly Advances. Each such Monthly Advance shall be remitted to the Distribution Account no later than 1:00 p.m. Eastern time on the Distribution Account Deposit Date in immediately available funds. Subject to the Master Servicer's recoverability determination, in the event that the related Servicer fails to make a required Monthly Advance, the Master Servicer shall be required to remit the amount of such Monthly Advance to the Distribution Account. The Master Servicer shall be obligated to make any such Monthly Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Master Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Monthly Advance or a lesser portion of such Monthly Advance would constitute a Nonrecoverable Advance, on the related Distribution Account Deposit Date the Master Servicer shall deliver
(i) to the Paying Agent for the benefit of the Certificateholders funds constituting the remaining portion of such Monthly Advance, if applicable, and
(ii) to the Trustee an Officer's Certificate setting forth the basis for such determination.

         The Master Servicer and each Servicer shall be entitled to be reimbursed from the Distribution Account for all Monthly Advances of its own funds made pursuant to this Section as provided in Section 4.03. The obligation to make Monthly Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section 6.05.

         Subject to and in accordance with the provisions of Article VIII hereof, in the event the Master Servicer fails to make such Monthly Advance, then the Trustee, as the successor Master Servicer, shall be obligated to make such Monthly Advance, subject to the provisions of this Section 6.05.

Section 6.06. Compensating Interest Payments(a) . Upon timely notice by the Securities Administrator, the Master Servicer shall deposit in the Distribution Account not later than each Distribution Account Deposit Date an amount equal to the lesser of (i) the sum of the amounts required to be paid by the Servicers under the Servicing Agreements with respect to subclauses (a) and (b) of the definition of Interest Shortfall with respect to the Mortgage Loans for the related Distribution Date, and not so paid by such Servicers and (ii) the Master Servicing Compensation for such Distribution Date (such amount, the "Compensating Interest Payment"). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

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                                  Article VII
                               The Master Servicer

         Section 7.01. Liabilities of the Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

         Section 7.02. Merger or Consolidation of the Master Servicer.

                  (a) The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

                  (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 7.03. Indemnification of the Trustee, the Custodian and the Securities Administrator.

                  (a) The Master Servicer agrees to indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement or the Certificates (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after the Indemnified Person shall have, with respect to such claim or legal action, knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder, except to the extent that the Master Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer, the Custodian or the Securities Administrator and the termination of this Agreement.

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                  (b) The Depositor will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise covered by the Master Servicer's indemnification pursuant to Subsection (a) above.

                  (c) The Securities Administrator agrees to indemnify the Indemnified Persons (other than the Securities Administrator) for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part (i) in connection with, arising out of, or relating to the Securities Administrator's failure to prepare and file a Form 10-K in accordance with Section 3.18, (ii) by reason of the Securities Administrator's willful misfeasance, bad faith or gross negligence in the performance of its obligations pursuant to Section 3.18 or
(iii) by reason of the Securities Administrator's reckless disregard of its obligations pursuant to Section 3.18 (including, without limitation, in respect of any powers of attorney furnished to the Securities Administrator), provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Securities Administrator written notice thereof promptly after such Indemnified Person shall have knowledge with respect to such claim or legal action. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

         Section 7.04. Limitations on Liability of the Master Servicer and Others. Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 7.03:

                  (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Depositor, the Trust Fund or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

                  (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                  (c) The Master Servicer, the Custodian and any director, officer, employee or agent of the Master Servicer or the Custodian shall be indemnified by the Trust and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Certificates or the Servicing Agreements (except to the extent that the Master Servicer is indemnified by the related Servicer thereunder), other than (i) any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise

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reimbursable pursuant to this Agreement), or to the Custodian's failure to perform its duties under the Custodial Agreement, respectively, or (ii) any such loss, liability or expense incurred by reason of the Master Servicer's or the Custodian's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or under the Custodial Agreement, as applicable, or by reason of reckless disregard of obligations and duties hereunder or under the Custodial Agreement, as applicable.

                  (d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion, with the consent of the Trustee (which consent shall not be unreasonably withheld), undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account as provided by Section 4.03. Nothing in this Subsection 7.04(d) shall affect the Master Servicer's obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Section 3.01.

                  (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

                  (f) The Master Servicer shall not be liable for any acts or omissions of any Servicer, except as otherwise expressly provided herein.

         Section 7.05. Master Servicer Not to Resign. Except as provided in
Section 7.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Independent Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until EMC or the Trustee or a successor to the Master Servicer reasonably satisfactory to the Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 8.02 hereof. The Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

         Section 7.06. Successor Master Servicer. In connection with the appointment of any successor Master Servicer or the assumption of the duties of the Master Servicer, EMC or the Trustee may make such arrangements for the compensation of such successor Master Servicer out of payments on the Mortgage Loans as EMC or the Trustee and such successor Master Servicer shall agree. If the successor Master Servicer does not agree that such market value is a fair price, such successor Master Servicer shall obtain two quotations of market value

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from third parties actively engaged in the servicing of single-family Mortgage
Loans. Notwithstanding the foregoing, the compensation payable to a successor master servicer may not exceed the compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

         Section 7.07. Sale and Assignment of Master Servicing. The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement and EMC may terminate the Master Servicer without cause and select a new Master Servicer; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person or shall be an Affiliate of a Person which shall be qualified to service Mortgage Loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as Master Servicer under this Agreement and any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; (iii) the Master Servicer assigning and delegating its rights and obligations hereunder shall deliver to the Trustee an Officer's Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement; and (iv) in the event the Master Servicer is terminated without cause by EMC, EMC shall pay the terminated Master Servicer a termination fee equal to 0.25% of the aggregate Scheduled Principal Balance of the Mortgage Loans at the time the master servicing of the Mortgage Loans is transferred to the successor Master Servicer. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.


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                                  Article VIII
                                     Default

         Section 8.01. "Event of Default". Wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Master Servicer:

                           (i) The Master Servicer fails to deposit in the
                  Distribution Account any amount so required by it to be deposited pursuant to this Agreement (other than any Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

                           (ii) The Master Servicer fails to observe or perform
                  in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Certificateholders, and such failure continues unremedied for a period of 60 days (or, in the case of a breach of its obligation to provide a Master Servicer Certification pursuant to Section 3.18, for a period of five days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund; or

                           (iii) There is entered against the Master Servicer a
                  decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

                           (iv) The Master Servicer consents to the appointment
                  of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

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                           (v) The Master Servicer assigns or delegates its
                  duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 7.05 or 7.07; or

                           (vi) The Master Servicer fails to comply with Section
                  3.16, Section 3.17 and Section 3.18 within any applicable cure period specified therein; or

                           (vii) The Master Servicer fails to deposit, or cause
                  to be deposited, on the Distribution Date in the Distribution Account any Monthly Advance (other than a Nonrecoverable Advance) required to be made with respect to such Distribution Date.

         In each and every such case, so long as such Event of Default with respect to the Master Servicer shall not have been remedied, either the Trustee or the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the principal of the Trust Fund, by notice in writing to the Master Servicer (and to the Trustee, if given by such Certificateholders), with a copy to the Rating Agencies, and with the consent of EMC, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 8.02 and to bankruptcy, insolvency or similar laws, if applicable, automatically and without further action pass to and be vested in the Trustee pursuant to this
Section 8.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's rights and obligations hereunder, including, without limitation, the transfer to the Trustee of (i) the property and amounts which are then or should be part of the Trust or which thereafter become part of the Trust, and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer's duties hereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

         Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 8.01 shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the

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Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly Advances and other advances of its own funds, and the Trustee shall act as provided in Section 8.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 8.01. Any such action taken by the Trustee must be taken prior to the distribution on the relevant Distribution Date.

         Section 8.02. Trustee to Act; Appointment of Successor.

                  (a) Upon the receipt by the Master Servicer of a notice of termination pursuant to Section 8.01 or an Opinion of Independent Counsel pursuant to Section 7.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that EMC shall have the right to either (a) immediately assume the duties of the Master Servicer or (b) select a successor Master Servicer; provided, further, however, that the Trustee shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by the Master Servicer at or prior to the time of termination. As compensation therefor, but subject to Section 7.06, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only having a net worth of not less than $10,000,000, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the Trustee shall obtain a letter from each Rating Agency that the ratings, if any, of such Rating Agency on each of the Certificates will not be downgraded, qualified or withdrawn as a result of the selection of the successor to the Master Servicer. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that the provisions of Section 7.06 shall apply, no such compensation shall be in excess of that permitted the Trustee under this Subsection 8.02(a), and that such successor shall undertake and assume the obligations of the Trustee to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  (b) If the Trustee shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its

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capacity as Trustee and, accordingly, the provisions of Article IX shall be inapplicable to the Trustee in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Trustee in its capacity as Trustee); the provisions of all other provisions of this Agreement and the respective Servicing Agreements relating to the Master Servicer, including the provisions of Article VII, however, shall apply to it in its capacity as successor Master Servicer.

         The costs and expenses of the Trustee in connection with the termination of the Master Servicer, the appointment of a successor master servicer and, if applicable, any transfer of master servicing, including, without limitation, all costs and expenses associated with the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or the successor master servicer to master service the Mortgage Loans properly and effectively, to the extent not paid by the terminated Master Servicer, shall be payable to the Trustee pursuant to Section 9.05. Any successor to the Master Servicer acting as successor servicer under any Servicing Agreement shall give notice to the applicable Mortgagors of such change of servicer and shall, during the term of its service as successor master servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 3.04.

         Section 8.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, and to the Rating Agencies.

         Section 8.04. Waiver of Defaults. The Trustee shall transmit by mail to all Certificateholders, within 60 days after the occurrence of any Event of Default known to the Trustee, unless such Event of Default shall have been cured, notice of each such Event of Default hereunder known to the Trustee. The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may, on behalf of all Certificateholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made of any required distribution on the Certificates, which default may only be waived by Holders of Certificates evidencing Fractional Undivided Interests aggregating 100% of the Trust Fund. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Trustee shall give notice of any such waiver to the Rating Agencies.

         Section 8.05. List of Certificateholders. Upon written request of three or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Trustee.


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                                   Article IX
             Concerning the Trustee and the Securities Administrator

         Section 9.01. Duties of Trustee.

                  (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and subject to Section 8.02(b) use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

                  (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee and the Securities Administrator pursuant to any provision of this Agreement, the Trustee and the Securities Administrator, respectively, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer; and provided, further, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

                  (c) On each Distribution Date, the Paying Agent shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 6.01 and 10.01 herein based on the report of the Securities Administrator.

                  (d) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                           (i) Prior to the occurrence of an Event of Default,
                  and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of their respective duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any

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                  certificates or opinions furnished to the Trustee or the
                  Securities Administrator, respectively, and conforming to the requirements of this Agreement;

                           (ii) Neither the Trustee nor the Securities
                  Administrator shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts;

                           (iii) Neither the Trustee nor the Securities
                  Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, respectively, or exercising any trust or other power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement;

                           (iv) The Trustee shall not be required to take notice
                  or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee's Corporate Trust Office shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

                           (v) The Trustee shall not in any way be liable by
                  reason of any insufficiency in any Account held by or in the name of Trustee unless it is determined by a court of competent jurisdiction that the Trustee's gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

                           (vi) Anything in this Agreement to the contrary
                  notwithstanding, in no event shall the Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or the Securities Administrator, respectively, has been advised of the likelihood of such loss or damage and regardless of the form of action; and

                           (vii) None of the Securities Administrator, EMC or
                  the Trustee shall be responsible for the acts or omissions of the other, the Master Servicer or any Servicer, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another.

         Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably

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assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under the Servicing Agreements, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

                  (a) All funds received by the Master Servicer, the Securities Administrator and the Paying Agent and required to be deposited in the Distribution Account, the Adjustable Rate Supplemental Fund, the Class A-5 Supplemental Fund, the Basis Risk Reserve Fund and the Reserve Fund, as the case may be, pursuant to this Agreement will be promptly so deposited by the Master Servicer, the Securities Administrator or the Paying Agent, as applicable.

                  (b) Except for those actions that the Trustee or the Securities Administrator is required to take hereunder, neither the Trustee nor the Securities Administrator shall have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

         Section 9.02. Certain Matters Affecting the Trustee and the Securities Administrator. Except as otherwise provided in Section 9.01:

                           (i) The Trustee and the Securities Administrator may
                  rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of a Depositor, Master Servicer or Servicer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii) The Trustee and the Securities Administrator may
                  consult with counsel, and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel:

                           (iii) Neither the Trustee nor the Securities
                  Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee's Corporate Trust Office has actual knowledge (which has not been cured or waived), subject to
                  Section 8.02(b), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a

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                  prudent person would exercise under the circumstances in the conduct of his own affairs;

                           (iv) Prior to the occurrence of an Event of Default
                  hereunder and after the curing or waiver of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                           (v) Neither the Trustee nor the Securities
                  Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, and provided that the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement. The Trustee or the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

                           (vi) The Trustee and the Securities Administrator may
                  execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any agent to perform its custodial functions with respect to the Mortgage Files or paying agent functions under this Agreement without the express written consent of the Master Servicer, which consent will not be unreasonably withheld or delayed. Neither the Trustee nor the Securities Administrator shall be liable or responsible for the misconduct or negligence of any of the Trustee's or the Securities Administrator's agents or attorneys or a custodian or paying agent appointed hereunder by the Trustee or the Securities Administrator with due care and, when required, with the consent of the Master Servicer;

                           (vii) Should the Trustee or the Securities
                  Administrator deem the nature of any action required on its part, other than a payment or transfer under Subsection 4.01(b) or Section 4.02, to be unclear, the Trustee or the Securities Administrator, respectively, may require prior to such action that it be provided by the Depositor with reasonable further instructions;

                           (viii) The right of the Trustee or the Securities
                  Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a

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                  duty, and neither the Trustee nor the Securities Administrator shall be accountable for other than its negligence, negligent failure to act or willful misconduct in the performance of any such act;

                           (ix) Neither the Trustee nor the Securities
                  Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Subsection 9.07; and

                           (x) Neither the Trustee nor the Securities
                  Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Sponsor pursuant to this Agreement or the Mortgage Loan Purchase Agreement, or the eligibility of any Mortgage Loan for purposes of this Agreement.

         Section 9.03. Trustee and Securities Administrator Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the signature of the Trustee, and the countersignature of the Certificate Registrar, on the Certificates) shall be taken as the statements of the Depositor, and neither the Trustee nor the Securities Administrator shall have any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representation as to the validity or sufficiency of the Certificates (other than the signature of the Trustee on the Certificates), the Interest Rate Swap Agreement or any Cap Contract or of any Mortgage Loan except as expressly provided in Sections 2.02 and 2.05 hereof; provided, however, that the foregoing shall not relieve the Trustee of the obligation to review the Mortgage Files pursuant to Sections 2.02 and 2.04. The Trustee's signature on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. Neither the Trustee or the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans. Subject to the provisions of Section 2.05, neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement, the Interest Rate Swap Agreement or any Cap Contract or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement, other than any continuation statements required to be filed by the Trustee pursuant to Section 3.20.

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         Section 9.04. Trustee and Securities Administrator May Own
Certificates.

         Each of the Trustee and the Securities Administrator, in its individual capacity or in any capacity other than as Trustee or Securities Administrator hereunder, may become the owner or pledgee of any Certificates with the same rights it would have if it were not the Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

         Section 9.05. Trustee's and Securities Administrator's Fees and Expenses. The fees and expenses of the Trustee and the Securities Administrator shall be paid in accordance with a side letter agreement. In addition, the Trustee and the Securities Administrator will be entitled to recover from the Distribution Account pursuant to Section 4.03 all reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee and the Securities Administrator, respectively, or any of their respective directors, officers, employees or agents in connection with such Person's compliance with
Section 3.23, any Event of Default, any breach of this Agreement, any termination of the Master Servicer, any appointment of a successor master servicer and, if applicable, any transfer of master servicing as set forth in
Section 8.02(b), or as otherwise set forth herein, the Interest Rate Swap Agreement or any Cap Contract or Servicing Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee or the Securities Administrator, respectively, or any of their respective directors, officers, employees or agents in the administration of the trusts hereunder or under such other agreements (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its or their negligence, negligent failure to act or intentional misconduct or which is the responsibility of the Certificateholders or the Trust Fund hereunder. If funds in the Distribution Account are insufficient therefor, the Trustee and the Securities Administrator shall recover such expenses from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

         Section 9.06. Eligibility Requirements for Trustee, Paying Agent and Securities Administrator.

         The Trustee and any successor Trustee, the Paying Agent and any successor Paying Agent and the Securities Administrator and any successor Securities Administrator shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated "BBB" or higher by S&P with respect to their long-term rating and rated "BBB" or higher by S&P and "Baa2" or higher by Moody's with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee, successor Paying Agent or successor Securities Administrator other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most

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recent report of condition so published. In case at any time the Trustee, the
Paying Agent or the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee, the Paying Agent or the Securities Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 9.08.

         Section 9.07. Insurance. The Trustee, the Paying Agent and the Securities Administrator, at their own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee, the Paying Agent or the Securities Administrator as to the Trustee's, the Paying Agent's or the Securities Administrator's, respectively, compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

         Section 9.08. Resignation and Removal of the Trustee and Securities Administrator.

                  (a) The Trustee and the Securities Administrator may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor and the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee or successor Securities Administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee or Securities Administrator, as applicable, and the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or Securities Administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

                  (b) If at any time (i) the Trustee, the Paying Agent or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee, the Paying Agent or the Securities Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee, the Paying Agent or the Securities Administrator, as applicable, or of its property shall be appointed, or any public officer shall take charge or control of the Trustee, the Paying Agent or the Securities Administrator, as applicable, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Securities Administrator or the Trust Fund is located, and (B) the imposition of such tax would be avoided by the appointment of a different trustee or securities administrator, then the Depositor shall promptly remove the Trustee, or shall be entitled to remove the Paying Agent or the Securities Administrator, as applicable, and appoint a successor Trustee, Paying Agent or Securities Administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the Master Servicer, the Trustee, the Paying Agent or

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Securities Administrator, as applicable, so removed, and the successor Trustee,
Paying Agent or Securities Administrator, as applicable.

                  (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may at any time remove the Trustee, the Paying Agent or the Securities Administrator and appoint a successor Trustee, Paying Agent or Securities Administrator by written instrument or instruments, in sextuplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, the Paying Agent, the Master Servicer, the Securities Administrator (if the Trustee is removed), the Trustee (if the Securities Administrator or the Paying Agent is removed), and the Trustee, Paying Agent or Securities Administrator so removed and the successor so appointed. Notice of any removal of the Trustee or the Securities Administrator shall be given to each Rating Agency by the Master Servicer or the successor trustee, or by the Securities Administrator or the successor securities administrator, as applicable. In the event that the Trustee, the Paying Agent or the Securities Administrator is removed by the Holders of Certificates in accordance with this Section 9.08(c), the Holders of such Certificates shall be responsible for paying any compensation payable to a successor Trustee, successor Paying Agent or successor Securities Administrator, in excess of the amount paid to the predecessor Trustee, predecessor Paying Agent or predecessor Securities Administrator, as applicable.

                  (d) No resignation or removal of the Trustee, the Paying Agent or the Securities Administrator and appointment of a successor Trustee, Paying Agent or Securities Administrator pursuant to any of the provisions of this
Section 9.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Trustee, Paying Agent or Securities Administrator as provided in Section 9.09.

         Section 9.09. Successor Trustee, Paying Agent and Successor Securities Administrator.

                  (a) Any successor Trustee, Paying Agent or Securities Administrator appointed as provided in Section 9.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee, Paying Agent or Securities Administrator, as applicable, and the Master Servicer an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Trustee, Paying Agent or Securities Administrator shall then become effective and such successor Trustee, Paying Agent or Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee, Paying Agent or Securities Administrator herein. The predecessor Trustee, Paying Agent or Securities Administrator shall, after its receipt of payment of its outstanding fees and expenses with respect hereunder, promptly deliver to the successor Trustee, Paying Agent or Securities Administrator, as applicable, all assets and records of the Trust held by it hereunder, and the Depositor and the predecessor Trustee, Paying Agent or Securities Administrator, as applicable, shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee, Paying Agent or Securities Administrator, as applicable, all such rights, powers, duties and obligations.

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                  (b) No successor Trustee, Paying Agent or Securities
Administrator shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor Trustee, Paying Agent or Securities Administrator shall be eligible under the provisions of Section 9.06.

                  (c) Upon acceptance of appointment by a successor Trustee, Paying Agent or Securities Administrator as provided in this Section 9.09, the successor Trustee, Paying Agent or Securities Administrator shall mail notice of the succession of such Trustee, Paying Agent or Securities Administrator hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies. EMC shall pay the cost of any such mailing by the successor Trustee, Paying Agent or Securities Administrator.

         Section 9.10. Merger or Consolidation of Trustee, Paying Agent or Securities Administrator. Any state bank or trust company or national banking association into which the Trustee, the Paying Agent or the Securities Administrator may be merged or converted or with which it may be consolidated, or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee, the Paying Agent or the Securities Administrator, respectively, shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, the Paying Agent or the Securities Administrator, respectively, shall be the successor of the Trustee, the Paying Agent or the Securities Administrator, respectively, hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 9.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.11. Appointment of Co-Trustee or Separate Trustee.

                  (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Depositor to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable.

                  (b) If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, the Trustee shall have the power to make such appointment without the Depositor.

                  (c) No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section
9.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.

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                  (d) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee (except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer) and required to be conferred on such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  (e) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  (f) To the extent not prohibited by law, any separate trustee or co-trustee may, at any time, request the Trustee, or its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.
                  (g) No trustee under this Agreement shall be personally liable by reason of any act or omission of another trustee under this Agreement. The Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Section 9.12. Federal Information Returns and Reports to
Certificateholders; REMIC Administration; Grantor Trust Administration.

                  (a) For federal income tax purposes, the taxable year of each of REMIC I, REMIC II, REMIC III, REMIC IV and REMIC V shall be a calendar year and the Securities Administrator shall maintain or cause the maintenance of the books of each such REMIC on the accrual method of accounting.

                  (b) (i) The Securities Administrator shall prepare and file or cause to be filed with the Internal Revenue Service, and the Trustee shall sign, Federal tax information returns or elections required to be made hereunder with respect to each REMIC, the Trust Fund,

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if applicable, and the Certificates, containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby, including, without limitation, reports relating to interest, original issue discount and market discount or premium (using a constant prepayment assumption of 25% CPR). The Securities Administrator shall apply for an Employee Identification Number from the IRS under Form SS-4 or any other acceptable method for all tax entities. In connection with the foregoing, the Securities Administrator shall timely prepare and file, and the Trustee shall sign, IRS Form 8811, and updated versions thereof, as required, which shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in each REMIC. The Trustee shall make elections to treat each REMIC hereunder as a REMIC (which elections shall apply to the taxable period ending December 31, 2005 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe (and, if applicable, under applicable state and local law), and as described by the Securities Administrator. The Trustee shall sign all tax information returns filed pursuant to this Section 9.12 and any other returns as may be required by the Code. The Holder of the largest percentage interest of the Class R-I Certificate is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. ss.1.860F-4(d)) for REMIC I and the Holder of the largest percentage interest of the Class R-II Certificate is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. ss. 1.860F-4(d)) for REMIC II. The Securities Administrator is hereby designated and appointed as the agent of each such Tax Matters Person. Any Holder of a Residual Certificate will by acceptance thereof appoint the Securities Administrator as agent and attorney-in-fact for the purpose of acting as Tax Matters Person for each REMIC during such time as the Securities Administrator does not own any such Residual Certificate. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Securities Administrator from acting as agent for the Tax Matters Person, each of the Trustee and the Securities Administrator shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a Tax Matters Person for each REMIC, including designation of the Holder of a Residual Certificate to sign such returns or act as Tax Matters Person for each REMIC. Each Holder of a Residual Certificate shall be bound by this Section.

                           (ii) The Securities Administrator shall, to the
                  extent that they are under its control, conduct matters relating to the assets of any REMIC hereunder at all times that any Certificates are outstanding so as to maintain its status as a REMIC under the REMIC Provisions. The Securities Administrator shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC hereunder. The Securities Administrator shall not permit the creation of any interests in REMIC II other than the Certificates. The Securities Administrator shall not receive any amount representing a fee or other compensation for services (except as otherwise permitted by this Agreement). The Securities Administrator shall not receive any income attributable to any asset which is neither a "qualified mortgage" nor a "permitted investment" within the meaning of the REMIC Provisions. The Securities Administrator shall not receive any contributions to any REMIC

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                  hereunder after the Startup Day that would be subject to tax under Section 860G(d) of the Code. The Securities Administrator shall not dispose of any assets of any REMIC hereunder at a gain if such disposition would be a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code. As agent of each Tax Matters Person, the Securities Administrator shall, as and when necessary and appropriate, represent the related REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC, and otherwise act on behalf of such REMIC in relation to any tax matter or controversy involving it.

                  (c) The Securities Administrator shall provide, upon request and receipt of reasonable compensation, such information as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other than a transferee permitted by Section 5.05(b), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass-through entity described in Section 860E(e)(6) of the Code, or any record holder of which is not a transferee permitted by Section 5.05(b) (or which is deemed by statute to be an entity with a disqualified member) and otherwise shall comply with all of the requirements of Section 860E(e) of the Code.

                  (d) The Securities Administrator shall prepare and file or cause to be filed, and the Trustee shall sign, any state income tax returns required under Applicable State Law with respect to each REMIC or the Trust Fund.

                  (e) Notwithstanding any other provision of this Agreement, the Trustee and the Securities Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Trustee or the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or the Securities Administrator shall, together with its monthly report to such Certificateholders, indicate such amount withheld.

                  (f) The Trustee and the Securities Administrator agree to indemnify the Trust Fund and the Depositor for any taxes and costs, including, without limitation, any reasonable attorneys fees, imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer as a result of a breach of the Trustee's covenants or the Securities Administrator's covenants, respectively, set forth in this Section 9.12; provided, however, such liability and obligation to indemnify in this paragraph shall not be joint and several and neither the Trustee nor the Securities Administrator shall be liable or be obligated to indemnify the Trust Fund for the failure by the other to perform any duty under this Agreement or the breach by the other of any covenant in this Agreement.

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                  (g) The Securities Administrator shall perform its obligations set forth under Section 7.12 of the Grantor Trust Agreement regarding the preparation and filing of tax returns for the Grantor Trust. The Securities Administrator shall indemnify the Grantor Trust and the Seller for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Grantor Trust or the Depositor as a result of a breach of the Securities Administrator's obligations set forth under Section 7.12 of the Grantor Trust Agreement.


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                                   Article X
                                   Termination

         Section 10.01. Termination Upon Repurchase by the Depositor or its Designee or Liquidation of the Mortgage Loans.

                  (a) Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Trustee, the Paying Agent, the Master Servicer, EMC and the Securities Administrator created hereby, other than the obligation of the Paying Agent to make payments to Certificateholders as hereinafter set forth, shall terminate upon the earlier of:

                           (i) in accordance with Section 10.01(c), the
                  repurchase by or at the direction of the Depositor or its designee of all of the Mortgage Loans and all related REO Property remaining in the Trust at a price (the "Termination Purchase Price") equal to the sum of (a) 100% of the Outstanding Principal Balance of each Mortgage Loan (other than a Mortgage Loan related to REO Property) as of the date of repurchase, net of the principal portion of any unreimbursed Monthly Advances made by the purchaser, together with interest at the applicable Mortgage Interest Rate accrued but unpaid to, but not including, the first day of the month of repurchase, (b) the appraised value of any related REO Property, less the good faith estimate of the Master Servicer of liquidation expenses to be incurred in connection with its disposal thereof (but not more than the Outstanding Principal Balance of the related Mortgage Loan, together with interest at the applicable Mortgage Interest Rate accrued on that balance but unpaid to, but not including, the first day of the month of repurchase), such appraisal to be calculated by an appraiser mutually agreed upon by the Depositor and the Trustee at the expense of the Depositor, (c) unreimbursed out-of pocket costs of the related Servicer and the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Monthly Advances, made on the Mortgage Loans prior to the exercise of such repurchase right, (d) any costs and damages incurred by the Trust and the Trustee in connection with any violation of such Mortgage Loan of any predatory or abusive lending laws and (e) any unreimbursed costs and expenses of the Trustee, the Master Servicer and the Securities Administrator payable pursuant to
                  Section 9.05; or

                           (ii) the later of (A) the making of the final payment
                  or other liquidation, or any advance with respect thereto, of the last Mortgage Loan remaining in the Trust Fund and (B) the disposition of all property acquired upon foreclosure or acceptance of a deed in lieu of foreclosure with respect to any Mortgage Loan; provided, however, that in the event that an advance has been made, but not yet recovered, at the time of such termination, the Person having made such advance shall be entitled to receive, notwithstanding such termination, any payments received subsequent thereto with respect to which such advance was made; or

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                           (iii) the payment to Certificateholders of all
                  amounts required to be paid to them pursuant to this Agreement.

                  (b) In no event, however, shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

                  (c) The right of the Depositor or its designee to repurchase all of the assets of the Trust Fund pursuant to Subsection 10.01(a)(i) above shall be exercisable only if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is 10% or less of the Cut-off Date Balance, and related REO Property remaining in the Trust, or (ii) the Depositor, based upon an Opinion of Counsel addressed to the Depositor, the Trustee and the Securities Administrator, has determined that the REMIC status of a REMIC hereunder has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter, in the case of (i) or (ii) above, the Depositor may elect to terminate REMIC I, REMIC II, or REMIC III, REMIC IV or REMIC V at any time, and upon such election, the Depositor or its designee shall repurchase all of the assets of the Trust Fund as described in Subsection 10.01(a)(i) above.

                  (d) The Paying Agent shall give notice of any termination to the Certificateholders, with a copy to the Master Servicer, the Securities Administrator and the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation. Such notice shall be given by letter, mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified.

                  (e) If the option of the Depositor to repurchase or cause the repurchase of all of the assets of the Trust Fund as described in Subsection
10.01 (a)(i) above is exercised, the Depositor and/or its designee shall deliver to the Paying Agent for deposit in the Distribution Account, by the Business Day prior to the applicable Distribution Date, an amount equal to the Termination Purchase Price of the Mortgage Loans being repurchased on the related Distribution Date. Upon presentation and surrender of the Certificates by the Certificateholders, the Paying Agent shall distribute to the Certificateholders, as directed by the Securities Administrator in writing, an amount determined as follows: with respect to each Certificate (other than the Interest-Only and Non-Offered Certificates), the outstanding Certificate Principal Balance, plus with respect to each Certificate (other than the Non-Offered Certificates), one month's interest thereon at the applicable Pass-Through Rate; and with respect to the Non-Offered Certificates, the percentage interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Holders of the Certificates. If the proceeds with respect to the Mortgage Loans are not sufficient to pay all of the Senior Certificates in full, any such deficiency will be allocated first, to the Subordinate

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Certificates, in inverse order of their payment priority, and then to the Senior
Certificates, in each case on a pro rata basis. Upon deposit of the required repurchase price and following such final Distribution Date relating thereto, the Trustee shall release promptly to the Depositor and/or its designee the Mortgage Files for the remaining applicable Mortgage Loans, and the Accounts with respect thereto shall terminate, subject to the Paying Agent's obligation to hold any amounts payable to Certificateholders in trust without interest pending final distributions pursuant to Subsection 10.01(f) and (g). After final distributions pursuant to Section 10.01(f) and (g) to all Certificateholders, any other amounts remaining in the Accounts will belong to the Depositor.

                  (f) Upon the presentation and surrender of the Certificates, the Paying Agent shall distribute to the remaining Certificateholders, pursuant to the written direction of the Securities Administrator and in accordance with their respective interests, all distributable amounts remaining in the Distribution Account.

                  (g) If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice not all the Certificates shall have been surrendered for cancellation, the Paying Agent may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

         Section 10.02. Additional Termination Requirements.

                  (a) If the option of the Depositor to repurchase all the Mortgage Loans under Subsection 10.01(a)(i) above is exercised, the Trust Fund and each of REMIC I and REMIC II shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code on REMIC I, REMIC II, REMIC III, REMIC IV or REMIC V or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                           (i) within 90 days prior to the final Distribution
                  Date, at the written direction of the Depositor, the Trustee, as agent for the respective Tax Matters Persons, shall adopt a plan of complete liquidation of REMIC I, REMIC II, REMIC III, REMIC IV and REMIC V provided to it by the Depositor meeting the requirements of a "qualified liquidation" under Section 860F of the Code and any regulations thereunder;

                           (ii) the Depositor shall notify the Trustee at the
                  commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                           (iii) at or after the time of adoption of such a plan
                  of complete liquidation of any of REMIC I, REMIC II, REMIC III, REMIC IV and REMIC V and at or prior to the final Distribution Date relating thereto, the Trustee shall sell for cash all of the assets of the Trust to or at the direction of the Depositor, and REMIC I, REMIC II, REMIC III, REMIC IV and REMIC V , as applicable, shall terminate at such time.

                  (b) By their acceptance of the Residual Certificates, the Holders thereof hereby (i) agree to adopt such a plan of complete liquidation of the related REMIC upon the written request of the Depositor and to take such action in connection therewith as may be reasonably requested by the Depositor and (ii) appoint the Depositor as their attorney-in-fact, with full power of substitution, for purposes of adopting such a plan of complete liquidation. The Trustee shall adopt such plan of liquidation by filing the appropriate statement on the final tax return of each REMIC. Upon complete liquidation or final distribution of all of the assets of the Trust Fund, the Trust Fund and each of REMIC I, REMIC II, REMIC III, REMIC IV and REMIC V shall terminate.

                                   Article XI
                            Miscellaneous Provisions

         Section 11.01. Intent of Parties. The parties intend that each of REMIC I, REMIC II, REMIC III, REMIC IV and REMIC V shall be treated as a REMIC for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.

         It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Sponsor to the Depositor, and by the Depositor to the Trust be, and be construed as, an absolute sale thereof to the Depositor or the Trust, as applicable. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Sponsor to the Depositor, or by the Depositor to the Trust. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Sponsor or the Depositor, as applicable, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York, (ii) each conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Sponsor or the Depositor, as applicable, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired, (iii) the possession by the Trustee or the Custodian of the Mortgage Notes and such other items of property as may be perfected by possession pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code shall be deemed to be "possession by the secured party" for purposes of effecting the security interest pursuant to such section of the applicable Uniform Commercial Code and other applicable law. Any assignment of the Sponsor and the Depositor shall also be deemed to be an assignment of any security interest created hereby.

         Each of the Sponsor and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

         Section 11.02. Amendment.

                  (a) This Agreement may be amended from time to time by EMC, the Depositor, the Master Servicer, the Securities Administrator and the Trustee, and the Servicing Agreements may be amended from time to time by EMC, the Master Servicer and the Trustee, without notice to or the consent of any of the Certificateholders, to (i) cure any ambiguity, (ii) conform the terms hereof to the disclosure in the Prospectus or the Prospectus Supplement, (iii) correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, (iv) comply with any changes in the Code or (v) make any other provisions with respect to matters or questions arising under this Agreement or the Servicing Agreements which shall not be inconsistent with the provisions of this Agreement; provided, however, that with regard to clauses (iv) and (v) of this Section 11.02(a), such action shall not, as evidenced by an Opinion of Independent Counsel, addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder.

                  (b) This Agreement may also be amended from time to time by EMC, the Master Servicer, the Depositor, the Securities Administrator and the Trustee, and the Servicing Agreements may also be amended from time to time by the Master Servicer and the Trustee, with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund or of the applicable Class or Classes of Certificates, if such amendment affects only such Class or Classes of Certificates (and, if such amendments affect the Class 3A-2B Certificates, with the consent of the Swap Counterparty under the Grantor Trust Agreement), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or the Servicing Agreements or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) cause REMIC I, REMIC II, REMIC III, REMIC IV or REMIC V to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Independent Counsel which shall be provided to the Trustee other than at the Trustee's expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to Section 11.02(b), Certificates registered in the name of or held for the benefit of the Depositor, the Securities Administrator, the Master Servicer, or the Trustee or any Affiliate thereof shall be entitled to vote their Fractional Undivided Interests with respect to matters affecting such Certificates.

                  (c) Promptly after the execution of any such amendment, the Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Certificateholder, with a copy to the Rating Agencies and the Swap Counterparty under the Grantor Trust Agreement.

                  (d) In the case of an amendment under Subsection 11.02(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  (e) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own respective rights, duties or immunities under this Agreement.

         Section 11.03. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation at the expense of the Trust upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

         Section 11.04. Limitation on Rights of Certificateholders.

                  (a) The death or incapacity of any Certificateholder shall not terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Depositor, the Securities Administrator, the Master Servicer or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Trustee a written notice of a continuing default, as herein provided,
(ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

                  (d) No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.04, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.05. Acts of Certificateholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is expressly required, to the Depositor. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Depositor, if made in the manner provided in this Section 11.05.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 5.02 made on a Certificate presented in accordance with Section 5.04) shall be proved by the Certificate Register, and neither the Trustee, the Depositor, the Securities Administrator, the Master Servicer nor any successor to any such parties shall be affected by any notice to the contrary.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Trustee, the Securities Administrator, the Depositor, the Master Servicer or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

                  (e) In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Trustee, the Securities Administrator, the Depositor, the Master Servicer or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 11.02(b) and except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Trustee, the Securities Administrator, the Depositor, the Master Servicer or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Trustee the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Trustee, the Securities Administrator, the Depositor, or the Master Servicer, as the case may be.

         Section 11.06. Governing Law. THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.07. Notices. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179, Attention: Chief Counsel, and with respect to Reg AB notifications to the Depositor at regabnotifications@bear.com; (ii) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of EMC Mortgage Corporation, EMC Mortgage Corporation, 383 Madison Avenue, New York, New York 10179, Attention: Vice President - Servicing, telecopier number
(212) 272-5591, or to such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Master Servicer, Paying Agent or Securities Administrator, Wells Fargo Bank, National Association, P.O. Box 98, Columbia, Maryland 21046 and for overnight delivery to 9062 Old Annapolis Road, Columbia, Maryland 21045 (Attention: SAMI II 2006-AR1), telecopier no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing; (v) in the case of the Certificate Registrar, the Certificate Registrar Office; or (vi) in the case of the Rating Agencies, Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10007, and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York, 10041, Attention: Residential Mortgage Surveillance, or such other address as may be furnished to the parties hereto in writing. Any notice delivered to the Depositor, the Master Servicer, the Securities Administrator, EMC or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

         Section 11.08. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         Section 11.09. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         Section 11.10. Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 11.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

         Section 11.12. Notice to Rating Agencies. The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                           (1) Any material change or amendment to this Agreement or a Servicing Agreement;

                           (2) The occurrence of any Event of Default that has not been cured;

                           (3) The resignation or termination of the Master Servicer, the Trustee or the Securities Administrator;

                           (4) The repurchase or substitution of Mortgage Loans;

                           (5) The final payment to Certificateholders; and

                           (6) Any change in the location of the Distribution Account.

                            [Signature page follows]

         IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer, the Securities Administrator and EMC Mortgage Corporation have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                              BEAR STEARNS ASSET BACKED SECURITIES I LLC, as Depositor


                              By: /s/Mary P. Haggerty
                                  ---------------------------------------------
                                  Name:  Mary P. Haggerty
                                  Title: Vice President


                              JPMORGAN CHASE BANK, N.A., as Trustee


                              By: /s/Peggy L. Remy
                                  ---------------------------------------------
                                  Name:  Peggy L. Remy
                                  Title: Assistnat Vice President


                              WELLS FARGO BANK, NATIONAL ASSOCIATION,
                              as Master Servicer


                              By: /s/Stacey Taylor
                                  ---------------------------------------------
                                  Name:  Stacey Taylor
                                  Title: Vice President


                              WELLS FARGO BANK, NATIONAL ASSOCIATION,
                              as Securities Administrator


                              By: /s/Stacey Taylor
                                  ---------------------------------------------
                                  Name:  Stacey Taylor
                                  Title: Vice President


                              EMC MORTGAGE CORPORATION


                              By: /s/Mark D. Ehrenreich
                                  ---------------------------------------------
                                  Name:  Mark D. Ehrenreich
                                  Title: Senior Vice President

Accepted and Agreed as to
Sections 2.01, 2.02, 2.03, 2.04 and 9.09(c)
in its capacity as Sponsor

EMC MORTGAGE CORPORATION, as Sponsor


By: /s/Mark D. Ehrenreich
    ---------------------------------------------
    Name:  Mark D. Ehrenreich
    Title: Senior Vice President

                                             /s/Alfie D. Kearny
                                             ----------------------------------
                                             Notary Public

[Notarial Seal]

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

         On the 28th day of February 2006 before me, a notary public in and for said State, personally appeared Mary P. Haggerty, known to me to be a Vice President of Bear Stearns Asset Backed Securities I LLC, the limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             /s/Ravind Karamsingh
                                             ----------------------------------
                                             Notary Public

[Notarial Seal]

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

         On the 28th day of February 2006 before me, a notary public in and for said State, personally appeared Peggy L. Remy, known to me to be an Assistant Vice President of JPMorgan Chase Bank, N.A., the banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking association, and acknowledged to me that such banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             /s/Irene Siegel
                                             ----------------------------------
                                             Notary Public

[Notarial Seal]

STATE OF TEXAS      )
                    ) ss.:
COUNTY OF DALLAS    )

         On the 28th day of February 2006 before me, a notary public in and for said State, personally appeared Mark D. Ehrenreich, known to me to be a Senior Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             /s/Alfie D. Kearny
                                             ----------------------------------
                                             Notary Public

[Notarial Seal]

STATE OF MARYLAND   )
                    ) ss.:
CITY OF BALTIMORE   )

         On the 28th day of February 2006 before me, a notary public in and for said State, personally appeared Stacey M. Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             /s/Darron C. Woodus
                                             ----------------------------------
                                             Notary Public

[Notarial Seal]

STATE OF MARYLAND   )
                    ) ss.:
CITY OF BALTIMORE   )

         On the 28th day of February 2006 before me, a notary public in and for said State, personally appeared Stacey M. Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             /s/Darron C. Woodus
                                             ----------------------------------
                                             Notary Public

[Notarial Seal]

STATE OF MARYLAND   )
                    ) ss.:
CITY OF BALTIMORE   )

         On the 28th day of February 2006 before me, a notary public in and for said State, personally appeared Stacey M. Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             /s/Darron C. Woodus
                                             ----------------------------------
                                             Notary Public

[Notarial Seal]